File Nos. 33-51626

811-07148

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	[47]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No.	[48]

(Check appropriate box or boxes)

SCHWARTZ INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

801 West Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (734) 455-7777

George P. Schwartz

Schwartz Investment Counsel, Inc.

801 West Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

(Name and Address of Agent for Service)

Copies to:

David M. Leahy, Esq.

Sullivan & Worcester LLP

1666 K Street, NW

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AVE MARIA
MUTUAL FUNDS

Prospectus

May 1, 2023

Ave Maria Value Fund – **AVEMX**

Ave Maria Growth Fund – **AVEGX**

Ave Maria Rising Dividend Fund – **AVEDX**

Ave Maria World Equity Fund – **AVEWX**

Ave Maria Focused Fund – **AVEAX**

Ave Maria Bond Fund – **AVEFX**

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary

Ave Maria Value Fund	1
Ave Maria Growth Fund	8
Ave Maria Rising Dividend Fund	15
Ave Maria World Equity Fund	23
Ave Maria Focused Fund	31
Ave Maria Bond Fund	39
Information Relevant to All Funds	47
Additional Investment Information	48
How to Purchase Shares	60
How to Exchange Shares	65
How to Redeem Shares	66
Dividends and Distributions	69
Taxes	70
Operation of the Funds	71
The Catholic Advisory Board	74
Calculation of Share Price	75
Financial Highlights	77
Privacy Notice	83
Additional Information	Back Cover

Risk/Return Summary

Ave Maria Value Fund

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Value Fund is to seek long-term capital appreciation.

WHAT ARE THE FUND’S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.18%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.94%	(1)

(1)	Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which do not reflect “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 96	$ 300	$ 520	$ 1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?

Under normal market conditions, the Ave Maria Value Fund invests primarily in common stocks believed by Schwartz Investment Counsel, Inc. (the “Adviser”) to be priced at a discount to their true value according to the Adviser’s criteria for value. Under normal circumstances, all of the Fund’s equity investments (which include common stocks, preferred stocks and securities convertible into common stock) and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Fund invests in securities of established companies of various market capitalizations.

At times, the Fund may emphasize investments in a particular issuer or issuers or hold a smaller number of portfolio securities than other diversified mutual funds. The portion of the Fund’s net assets invested at any given time in securities of issuers engaged in industries within a particular sector is affected by valuation considerations and other investment characteristics of that sector. As a result, the Fund’s investment in various sectors generally will change over time, and a significant allocation to any particular sector does not necessarily represent a continuing investment policy or investment strategy to invest in that sector.

The Fund may invest in the securities of foreign issuers. The Fund will invest directly in foreign securities or indirectly in the form of depositary receipts. Depositary receipts are stocks issued by a U.S. bank or broker that trade in the U.S. but represent ownership of securities issued by foreign companies.

The Adviser utilizes a comprehensive financial database and other sources with a universe of over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund’s investment objective and standards. The price of stocks in relation to cash flow, earnings, dividends, book value and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that the Adviser believes will significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies and product offerings.

The moral screening process for the Fund uses information from third-party screening providers, the Adviser, shareholders and other sources. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board members are guided by the magisterium of the Roman Catholic Church. The magisterium of the Roman Catholic Church is the authority or office of the Roman Catholic Church to teach the authentic interpretation of the Word of God, whether in its written form or in universal faith and moral practices. This process will, in general, avoid four major categories of companies: (i) those involved in the practice of abortion; (ii) those whose policies are judged to be antifamily, such as companies that distribute pornographic material; (iii) those that contribute corporate funds to Planned Parenthood; and (iv) those that support embryonic stem cell research. The Fund is not authorized or sponsored by the Roman Catholic Church and the Catholic Advisory Board is not affiliated with the Roman Catholic Church. For more information about the Catholic Advisory Board, please turn to the “Catholic Advisory Board” section of this Prospectus.

The prices of securities held by the Fund are monitored in relation to the Adviser’s criteria for value. Generally, stocks are purchased with the intent to hold them for three years or more. When a stock appreciates substantially and is no longer undervalued according to the Adviser’s valuation criteria, it is sold. Stocks are also sold when a company fails to achieve its expected results, or economic factors or competitive developments adversely impair the company’s intrinsic value. Additionally, a stock will be sold in a manner that is not disruptive to the Fund if the Adviser determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church, based on the criteria established by the Catholic Advisory Board. A stock will automatically be sold, if necessary, to ensure that the Fund meets its policy of investing at least 80% of its net assets in morally responsible investments.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA VALUE FUND?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings or other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. The value of an investment in the Fund may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, including conflicts or wars, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of COVID-19 resulted in significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment. The U.S. Federal Reserve and the

U.S. government have taken numerous measures to stimulate the U.S. economy and to address the economic impact of the COVID-19 pandemic. The extent of COVID-19 relief and prior monetary stimulus policies, among other factors, has resulted in higher inflation. The U.S. Federal Reserve and many foreign central banks are raising interest rates and taking other measures to control inflation, which at times has resulted in unusually high volatility and negatively impacted the markets. Economies and financial markets throughout the world have become interconnected, which increases the possibility that economic, financial or political events in one country could have a profound impact on global economies or markets. Events that may arise in the future could exacerbate pre-existing political, social and economic risks in ways that cannot be predicted. U.S. companies with significant non-U.S. operations can be impacted by political, economic and regulatory developments in foreign markets. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Moral Investing Risks. The Adviser invests in equity securities only if they meet both the Fund’s investment and religious criteria, and as such, the Fund’s return may be lower than if the Adviser made decisions based solely on investment considerations. If the Fund holds a security of a company that has violated the teachings and core values of the Roman Catholic Church, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on religious principles relies in part upon information or data from third parties that may be inaccurate or unavailable, which could cause the Fund to inadvertently hold securities that do not meet its religious criteria.

Foreign Exposure Risks. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, tariffs, expropriation or confiscatory taxation, delayed transaction settlement, limitations on the removal of money or other assets, political or social instability, war or conflicts, and nationalization of companies or industries. The risks associated with tensions or open conflict between nations, such as the Russian invasion of Ukraine, increasing trade tensions between China and its trading partners, government capital or currency controls, expropriation of assets, the United Kingdom’s departure from the European Union in 2020, commonly referred to as “Brexit,” the possibility of changes to some international trade agreements, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen. While the full impact of Brexit is unknown, there may be an extended period of political and economic uncertainty and market volatility that may adversely impact the prices and liquidity of securities held by the Fund.

Depositary receipts are subject to some of the same risks as direct investment in foreign companies and certain additional risks. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored depositary arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid directly by the depositary holders. Because unsponsored depositary arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored depositaries, and voting rights for the deposited securities are not passed through to the holders.

Preferred Stock Risks. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after the company makes required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Convertible Security Risks. A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

Sector Risks. If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss in the Fund and its share price volatility.

Holdings Risks. If the Fund emphasizes investments in a particular issuer or issuers or holds a smaller number of portfolio securities than other diversified mutual funds, the Fund’s portfolio will be more susceptible to the depreciation of any one security than a fund that invests in a larger number of stocks.

Security Selection and Investment Style Risks. Like any mutual fund, the Fund’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. Value stocks are subject to the risks that their intrinsic value may never be realized by the market or their prices may decline. The Fund’s value style could cause it to underperform relative to funds that use a growth or non-value approach to investing or funds that have a broader investment style.

Market Capitalization Risks. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Small and mid-capitalization companies may lack the management experience, financial resources, product diversification and other competitive strengths usually present in larger companies. Micro-cap companies may have limited product lines, markets and access to financing, and may lack the management depth of larger companies. In many instances, the securities of micro, small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

WHAT HAS BEEN THE FUND’S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Value Fund by showing the Fund’s performance from year to year for each of the last ten calendar years, and by showing how the Fund’s average annual total returns for the 1, 5 and 10 year periods ended December 31, 2022 compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

During the periods shown in the bar chart, the highest return for a quarter was 20.00% during the quarter ended December 31, 2020 and the lowest return for a quarter was -28.51% during the quarter ended March 31, 2020.

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVE MARIA VALUE FUND	One Year	Five Years	Ten Years

Return Before Taxes	4.18%	8.77%	8.35%
Return After Taxes on Distributions	3.70%	7.33%	7.09%
Return After Taxes on Distributions and Sale of Fund Shares	2.48%	6.61%	6.49%

STANDARD & POOR’S MIDCAP 400 INDEX (reflects no deduction for fees, expenses, or taxes)	-13.06%	6.71%	10.78%

MANAGEMENT OF THE FUND

Investment Adviser

Schwartz Investment Counsel, Inc.

Portfolio Managers

Timothy S. Schwartz, CFA, is the lead portfolio manager, and Ryan M. Kuyawa, CFA, is the co-portfolio manager of the Ave Maria Value Fund.

●	Timothy S. Schwartz, CFA, President and Chief Investment Officer of the Adviser, has acted as lead portfolio manager of the Fund since January 2016.

●	Ryan M. Kuyawa, CFA, Senior Research Analyst and Head Trader of the Adviser, has acted as co-portfolio manager of the Fund since January 2021.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 47 of this Prospectus.

Ave Maria Growth Fund

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation.

WHAT ARE THE FUND’S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.91%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 93	$ 290	$ 504	$ 1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?

The Ave Maria Growth Fund invests primarily in common stocks of companies believed by the Adviser to offer above-average potential for growth in revenues, profits or cash flow. Dividend and interest income are secondary considerations in investment selection. Under normal circumstances, all of the Fund’s equity investments (which include common stocks, preferred stocks and securities convertible into common stock) and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Fund may invest in companies of all sizes, including small and mid-capitalization companies.

At times, the Fund may emphasize investments in a particular issuer or issuers or hold a smaller number of portfolio securities than other diversified mutual funds. The portion of the Fund’s net assets invested at any given time in securities of issuers engaged in industries within a particular sector is affected by valuation considerations and other investment characteristics of that sector. As a result, the Fund’s investment in various sectors generally will change over time, and a significant allocation to any particular sector does not necessarily represent a continuing investment policy or investment strategy to invest in that sector.

The Fund may invest in the securities of foreign issuers. The Fund will invest directly in foreign securities or indirectly in the form of depositary receipts. Depositary receipts are stocks issued by a U.S. bank or broker that trade in the U.S. but represent ownership of securities issued by foreign companies.

In selecting investments, the Adviser relies primarily on fundamental analysis by reviewing the issuing company’s financial statements, the fundamentals of other companies in the same industry, market trends and economic conditions. The Adviser evaluates a company’s earnings growth and prospects, price to cash flow and other variables to determine whether the company meets its growth criteria.

The moral screening process for the Fund uses information from third-party screening providers, the Adviser, shareholders and other sources. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board members are guided by the magisterium of the Roman Catholic Church. The magisterium of the Roman Catholic Church is the authority or office of the Roman Catholic Church to teach the authentic interpretation of the Word of God, whether in its written form or in universal faith and moral practices. This process will, in general, avoid four major categories of companies: (i) those involved in the practice of abortion; (ii) those whose policies are judged to be antifamily, such as companies that distribute pornographic material; (iii) those that contribute corporate funds to Planned Parenthood; and (iv) those that support embryonic stem cell research. The

Fund is not authorized or sponsored by the Roman Catholic Church and the Catholic Advisory Board is not affiliated with the Roman Catholic Church. For more information about the Catholic Advisory Board, please turn to the “Catholic Advisory Board” section of this Prospectus.

The Fund’s investments are monitored in relation to the Adviser’s criteria for a growth company. Generally, stocks are purchased with the intent to hold them for three years or more. However, when a company no longer meets the Adviser’s investment standards, it is sold regardless of the time held by the Fund. Additionally, a stock will be sold in a manner that is not disruptive to the Fund if the Adviser determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church, based on the criteria established by the Catholic Advisory Board. A stock will automatically be sold, if necessary, to ensure that the Fund meets its policy of investing at least 80% of its net assets in morally responsible investments.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA GROWTH FUND?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings or other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. The value of an investment in the Fund may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, including conflicts or wars, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of COVID-19 resulted in significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment. The U.S. Federal Reserve and the U.S. government have taken numerous measures to stimulate the U.S. economy and to address the economic impact of the COVID-19 pandemic. The extent of COVID-19 relief and prior monetary stimulus policies, among other factors, has resulted in higher inflation. The U.S. Federal Reserve and many foreign central banks are raising interest rates and taking other measures to control inflation, which at times has resulted in unusually high volatility and negatively impacted the markets.Economies and financial markets throughout the world have become interconnected, which increases the possibility that economic, financial or political events in one country could have a profound impact on global economies or markets. Events that may arise in the future could exacerbate pre-existing political, social and economic risks in ways that cannot be predicted. U.S. companies with significant non-U.S. operations can be impacted by political, economic and regulatory developments in foreign markets. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Moral Investing Risks. The Adviser invests in equity securities only if they meet both the Fund’s investment and religious criteria, and as such, the Fund’s return may be lower than if the Adviser made decisions based solely on investment considerations. If the Fund holds a security of a company that has violated the teachings and core values of the Roman Catholic Church, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on religious principles relies in part upon information or data from third parties that may be inaccurate or unavailable, which could cause the Fund to inadvertently hold securities that do not meet its religious criteria.

Foreign Exposure Risks. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, tariffs, expropriation or confiscatory taxation, delayed transaction settlement, limitations on the removal of money or other assets, political or social instability, war or conflicts, and nationalization of companies or industries. The risks associated with tensions or open conflict between nations, such as the Russian invasion of Ukraine, increasing trade tensions between China and its trading partners, government capital or currency controls, expropriation of assets, Brexit, the possibility of changes to some international trade agreements, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen. While the full impact of Brexit is unknown, there may be an extended period of political and economic uncertainty and market volatility that may adversely impact the prices and liquidity of securities held by the Fund.

Depositary receipts are subject to some of the same risks as direct investment in foreign companies and certain additional risks. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored depositary arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid directly by the depositary holders.

Because unsponsored depositary arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored depositaries and voting rights for the deposited securities are not passed through to the holders.

Preferred Stock Risks. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after the company makes required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Convertible Security Risks. A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

Sector Risks. If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss in the Fund and its share price volatility. As of December 31, 2022, the Fund had 36.7% of its net assets invested in stocks within the technology sector. The values of securities of companies in the technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing technologies and products.

Holdings Risks. If the Fund emphasizes investments in a particular issuer or issuers or holds a smaller number of portfolio securities than other diversified mutual funds, the Fund’s portfolio will be more susceptible to the depreciation of any one security than a fund that invests in a larger number of stocks.

Security Selection and Investment Style Risks. Like any mutual fund, the Fund’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other securities. Growth securities also may be more volatile because growth companies usually invest a high portion of earnings in their business, and may lack the dividend income of value companies that can offset losses in a falling market. A company may never achieve the earnings growth the Adviser anticipates and the Fund’s growth style may go out of favor with investors.

Market Capitalization Risks. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Small and mid-capitalization companies may lack the management experience, financial resources, product diversification and other competitive strengths usually present in larger companies. Micro-cap companies may have limited product lines, markets and access to financing, and may lack the management depth of larger companies. In many instances, the securities of micro, small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

WHAT HAS BEEN THE FUND’S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Growth Fund by showing the Fund’s performance from year to year for each of the last ten calendar years, and by showing how the Fund’s average annual total returns for the 1, 5 and 10 year periods ended December 31, 2022 compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

During the periods shown in the bar chart, the highest return for a quarter was 24.35% during the quarter ended June 30, 2020 and the lowest return for a quarter was -20.45% during the quarter ended March 31, 2020.

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVE MARIA GROWTH FUND	One Year	Five Years	Ten Years

Return Before Taxes	-21.23%	8.09%	11.22%
Return After Taxes on Distributions	-21.33%	6.80%	9.51%
Return After Taxes on Distributions and Sale of Fund Shares	-12.57%	6.38%	8.93%

STANDARD & POOR’S 500 INDEX (reflects no deduction for fees, expenses, or taxes)	-18.11%	9.42%	12.56%

MANAGEMENT OF THE FUND

Investment Adviser

Schwartz Investment Counsel, Inc.

Portfolio Managers

Adam P. Gaglio, CFA, is the lead portfolio manager, and Chadd M. Garcia, CFA, is the co-portfolio manager of the Ave Maria Growth Fund.

●	Adam P. Gaglio, CFA, Vice President and Equity Research Analyst of the Adviser, has acted as a co-portfolio manager of the Fund since July 2019 and lead portfolio manager since January 2020.

●	Chadd M. Garcia, CFA, Vice President and Senior Research Analyst of the Adviser, has acted as a co-portfolio manager of the Fund since January 2020.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 47 of this Prospectus.

Ave Maria Rising Dividend Fund

WHAT ARE THE FUND’S INVESTMENT OBJECTIVES?

The investment objectives of the Ave Maria Rising Dividend Fund are to seek to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income.

WHAT ARE THE FUND’S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.91%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 93	$ 290	$ 504	$ 1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?

Under normal circumstances, the Ave Maria Rising Dividend Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in the common stocks of dividend-paying companies that are expected to increase their dividends over time and to provide long-term growth of capital. Under normal circumstances, all of the Fund’s equity investments (which include common stocks, preferred stocks and securities convertible into common stock) and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Fund may invest in companies of all sizes.

At times, the Fund may emphasize investments in a particular issuer or issuers or hold a smaller number of portfolio securities than other diversified mutual funds. The portion of the Fund’s net assets invested at any given time in securities of issuers engaged in industries within a particular sector is affected by valuation considerations and other investment characteristics of that sector. As a result, the Fund’s investment in various sectors generally will change over time, and a significant allocation to any particular sector does not necessarily represent a continuing investment policy or investment strategy to invest in that sector.

The Fund may invest in the securities of foreign issuers. The Fund will invest directly in foreign securities or indirectly in the form of depositary receipts. Depositary receipts are stocks issued by a U.S. bank or broker that trade in the U.S. but represent ownership of securities issued by foreign companies.

The Adviser believes that a track record of dividend increases is an excellent indicator of a company’s financial health and growth prospects, and that over the long term, income can contribute significantly to total return. Dividends can also help reduce the Fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling. The Adviser looks for stocks with sustainable, above-average growth in earnings and dividends, and the Adviser attempts to buy them when they are temporarily out-of-favor or undervalued by the market.

Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund’s investment objectives and standards. In selecting investments for the Fund, the Adviser favors companies with one or more of the following attributes:

●	either a track record of, or the potential for, above-average earnings and dividend growth;

●	a competitive dividend yield;

●	a sound balance sheet and solid cash flow to support future dividend increases;

●	a sustainable competitive advantage and leading market position; and

●	reasonable valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

In pursuing the Fund’s investment objectives, the Adviser has the discretion to purchase securities in special situations when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The moral screening process for the Fund uses information from third-party screening providers, the Adviser, shareholders and other sources. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board members are guided by the magisterium of the Roman Catholic Church. The magisterium of the Roman Catholic Church is the authority or office of the Roman Catholic Church to teach the authentic interpretation of the Word of God, whether in its written form or in universal faith and moral practices. This process will, in general, avoid four major categories of companies: (i) those involved in the practice of abortion; (ii) those whose policies are judged to be antifamily, such as companies that distribute pornographic material; (iii) those that contribute corporate funds to Planned Parenthood; and (iv) those that support embryonic stem cell research. The Fund is not authorized or sponsored by the Roman Catholic Church and the Catholic Advisory Board is not affiliated with the Roman Catholic Church. For more information about the Catholic Advisory Board, please turn to the “Catholic Advisory Board” section of this Prospectus.

Stocks are sold when a company fails to achieve its expected results, or economic factors or competitive developments adversely impair the company’s value. Additionally, a stock will be sold in a manner that is not disruptive to the Fund if the Adviser determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church, based on the criteria established by the Catholic Advisory Board. A stock will automatically be sold, if necessary, to ensure that the Fund meets its policy of investing at least 80% of its net assets in morally responsible investments.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA RISING DIVIDEND FUND?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings or other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. The value of an investment in the Fund may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, including conflicts or wars, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of COVID-19 resulted in significant disruptions to economies and the markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment. The U.S. Federal Reserve and the U.S. government have taken numerous measures to stimulate the U.S. economy and to address the economic impact of the COVID-19 pandemic. The extent of COVID-19 relief and prior monetary stimulus policies, among other factors, has resulted in higher inflation. The U.S. Federal Reserve and many foreign central banks are raising interest rates and taking other measures to control inflation, which at times has resulted in unusually high volatility and negatively impacted the markets. Economies and financial markets throughout the world have become interconnected, which increases the possibility that economic, financial or political events in one country could have a profound impact on global economies or markets. Events that may arise in the future could exacerbate pre-existing political, social and economic risks in ways that cannot be predicted. U.S. companies with significant non-U.S. operations can be impacted by political, economic and regulatory developments in foreign markets. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Moral Investing Risks. The Adviser invests in equity securities only if they meet both the Fund’s investment and religious criteria, and as such, the Fund’s return may be lower than if the Adviser made decisions based solely on investment considerations. If the Fund holds a security of a company that has violated the teachings and core values of the Roman Catholic Church, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on religious principles relies in part upon information or data from third parties that may be inaccurate or unavailable, which could cause the Fund to inadvertently hold securities that do not meet its religious criteria.

Sector Risks. If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss in the Fund and its share price volatility. As of December 31, 2022, the Fund had 27.7% of its net assets invested in stocks within the technology sector. The values of securities of companies in the technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing technologies and products.

Holdings Risks. If the Fund emphasizes investments in a particular issuer or issuers or holds a smaller number of portfolio securities than other diversified mutual funds, the Fund’s portfolio will be more susceptible to the depreciation of any one security than a fund that invests in a larger number of stocks.

Security Selection and Investment Style Risks. Like any mutual fund, the Fund’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. There is no guarantee that the securities selected for the Fund will provide increasing dividend income or earnings growth. Changes in the dividend policies or capital resources of companies in which the Fund invests may affect the Fund’s ability to generate income. The investment style utilized for the Fund could fall out of favor with investors, which may cause the Fund to underperform relative to other mutual funds that do not emphasize dividend paying stocks.

Market Capitalization Risks. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Small and mid-capitalization companies may lack the management experience, financial resources, product diversification and other competitive strengths usually present in larger companies. Micro-cap companies may have limited product lines, markets and access to financing, and may lack the management depth of larger companies. In many instances, the securities of micro, small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

Foreign Exposure Risks. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, tariffs, expropriation or confiscatory taxation, delayed transaction settlement, limitations on the removal of money or other assets, political or social instability, war or conflicts, and nationalization of companies or industries. The risks associated with tensions or open conflict between nations, such as the Russian invasion of Ukraine, increasing trade tensions with China, government capital or currency controls, expropriation of assets, Brexit, the possibility of changes to some international trade agreements, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen. While the full impact of Brexit is unknown, there may be an extended period of political and economic uncertainty and market volatility that may adversely impact the prices and liquidity of securities held by the Fund.

Depositary receipts are subject to some of the same risks as direct investment in foreign companies and certain additional risks. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored depositary arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid directly by the depositary holders. Because unsponsored depositary arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored depositaries and voting rights for the deposited securities are not passed through to the holders.

Special Situation Company Risks. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results. The availability of special situation companies that present attractive investment opportunities may be sporadic, or rare in certain instances, which may detract from the Fund’s ability to pursue its investment objectives.

Preferred Stock Risks. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after the company makes required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Convertible Security Risks. A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

WHAT HAS BEEN THE FUND’S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Rising Dividend Fund by showing the Fund’s performance from year to year for each of the last ten calendar years, and by showing how the Fund’s average annual total returns for the 1, 5 and 10 year periods ended December 31, 2022 compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

During the periods shown in the bar chart, the highest return for a quarter was 21.75% during the quarter ended June 30, 2020 and the lowest return for a quarter was -26.87% during the quarter ended March 31, 2020.

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVE MARIA RISING DIVIDEND FUND	One Year	Five Years	Ten Years

Return Before Taxes	-5.27%	8.95%	11.03%
Return After Taxes on Distributions	-7.19%	6.96%	9.22%
Return After Taxes on Distributions and Sale of Fund Shares	-2.18%	6.79%	8.70%

STANDARD & POOR’S 500 VALUE INDEX (reflects no deduction for fees, expenses, or taxes)	-5.22%	7.58%	10.86%

MANAGEMENT OF THE FUND

Investment Adviser

Schwartz Investment Counsel, Inc.

Portfolio Managers

George P. Schwartz, CFA and Brandon S. Scheitler are the co-portfolio managers of the Ave Maria Rising Dividend Fund.

●	George P. Schwartz, CFA, Chairman and Chief Executive Officer of the Adviser, has acted as co-portfolio manager of the Fund since its inception in May 2005.

●	Brandon S. Scheitler, Vice President of the Adviser, has acted as co-portfolio manager of the Fund since March 2021.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 47 of this Prospectus.

Ave Maria World Equity Fund

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation.

WHAT ARE THE FUND’S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.82%	(1)
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.12%
Fee Recoupment	0.06%	(2)
Total Annual Fund Operating Expenses After Fee Recoupment	1.18%

(1)	Management Fees reflect a reduction in the annual percentage rate at which such fees are computed from 0.95% to 0.75%, effective May 1, 2022.

(2)	The Adviser has contractually agreed to reduce Management Fees and reimburse Other Expenses so that “Total Annual Fund Operating Expenses” (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and extraordinary expenses) do not exceed 1.25%. Any management fee waivers and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the date such fees and expenses were waived or reimbursed, provided the repayment to the Adviser does not cause “Total Annual Fund Operating Expenses” (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and extraordinary expenses) of the Fund to exceed the contractual expense limitation at the time such amount was waived or repaid. This expense limitation is in effect until May 1, 2024 and may be terminated by the Fund or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (ii) the agreement terminates automatically if the Adviser ceases to serve as the Fund’s investment adviser. During the fiscal year ended December 31, 2022, the Adviser recouped from the Fund $40,177 of previous fee reductions.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 120	$ 362	$ 623	$ 1,369

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?

Under normal market conditions, the Ave Maria World Equity Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in common stocks of U.S. and non-U.S. companies. The Fund will invest at least 60% of its net assets in common stocks issued by non-U.S. companies. For purposes of this requirement, a company is deemed to be a “non-U.S. company” if the company is headquartered outside the United States, or has at least 50% of its revenues or operations outside of the United States during its most recent fiscal year, at the time of purchase. The Fund will limit its investments in securities of issuers located in any one country (other than the United States) to less than 25% of the Fund’s total assets. Under normal circumstances, all of the Fund’s equity investments (which include common stocks, preferred stocks and securities convertible into common stock) and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to core values and teachings of the Roman Catholic Church. The Fund invests in securities of established companies of various market capitalizations. At times, the Fund may emphasize investments in a particular issuer or issuers or hold a smaller number of portfolio securities than other diversified mutual funds.

The Fund may, with respect to its investments in the stocks of non-U.S. companies, invest directly in foreign securities or indirectly in such securities through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.

The Fund invests primarily in common stocks believed to be priced at a discount to their true value according to the Adviser’s criteria for value. The price of stocks in relation to cash flow, earnings, dividends, book value and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that the Adviser believes will significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies and product offerings.

The moral screening process for the Fund uses information from third-party screening providers, the Adviser, shareholders and other sources. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board members are guided by the magisterium of the Roman Catholic Church. The magisterium of the Roman Catholic Church is the authority or office of the Roman Catholic Church to teach the authentic interpretation of the Word of God, whether in its written form or in universal faith and moral practices. This process will, in general, avoid four major categories of companies: (i) those involved in the practice of abortion; (ii) those whose policies are judged to be antifamily, such as companies that distribute pornographic material; (iii) those that contribute corporate funds to Planned Parenthood; and (iv) those that support embryonic stem cell research. The Fund is not authorized or sponsored by the Roman Catholic Church and the Catholic Advisory Board is not affiliated with the Roman Catholic Church. For more information about the Catholic Advisory Board, please turn to the “Catholic Advisory Board” section of this Prospectus.

The prices of securities held by the Fund are monitored in relation to the Adviser’s criteria for value. Generally, stocks are purchased with the intent to hold them for three years or more. When a stock appreciates substantially and is no longer undervalued according to the Adviser’s valuation criteria, it is sold. Stocks are also sold when a company fails to achieve its expected results, or economic factors or competitive developments adversely impair the company’s intrinsic value. Additionally, a stock will be sold in a manner that is not disruptive to the Fund if the Adviser determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church, based on the criteria established by the Catholic Advisory Board. A stock will automatically be sold, if necessary, to ensure that the Fund meets its policy of investing at least 80% of its net assets in morally responsible investments.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA WORLD EQUITY FUND?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings or other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. The value of an investment in the Fund may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, including conflicts or wars, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of COVID-19 resulted in significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment. The U.S. Federal Reserve and the U.S. government have taken numerous measures to stimulate the U.S. economy and to address the economic impact of the COVID-19 pandemic. The extent of COVID-19 relief and prior monetary stimulus policies, among other factors, has resulted in higher inflation. The U.S. Federal Reserve and many foreign central banks are raising interest rates and taking other measures to control inflation, which at times has resulted in unusually high volatility and negatively impacted the markets. Economies and financial markets throughout the world have become interconnected, which increases the possibility that economic, financial or political events in one country could have a profound impact on global economies or markets. Events that may arise in the future could exacerbate pre-existing political, social and economic risks in ways that cannot be predicted. U.S. companies with significant non-U.S. operations can be impacted by political, economic and regulatory developments in foreign markets. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Moral Investing Risks. The Adviser invests in equity securities only if they meet both the Fund’s investment and religious criteria, and as such, the Fund’s return may be lower than if the Adviser made decisions based solely on investment considerations. If the Fund holds a security of a company that has violated the teachings and core values of the Roman Catholic Church, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on religious principles relies in part upon information or data from third parties that may be inaccurate or unavailable, which could cause the Fund to inadvertently hold securities that do not meet its religious criteria.

Foreign Exposure Risks. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks related to political, economic or regulatory conditions in foreign countries. These risks include less stringent investor protection and disclosure standards of some foreign markets; delayed transaction settlement; fluctuations in foreign currencies; tariffs and trade agreements; and withholding or other taxes. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. Even with respect to U.S. companies with substantial foreign operations, economic, regulatory and currency changes in foreign countries could dramatically affect the demand for a company’s products or the cost of producing those products. The risks associated with tensions or open conflict between nations, such as the Russian invasion of Ukraine, increasing trade tensions between China and its trading partners, government capital or currency controls, expropriation of assets, Brexit, the possibility of changes to some international trade agreements, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen. While the full impact of Brexit is unknown, there may be an extended period of political and economic uncertainty and market volatility that may adversely impact the prices and liquidity of securities held by the Fund.

Depositary receipts are subject to some of the same risks as direct investment in foreign companies and certain additional risks. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored depositary arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid directly by the depositary holders. Because unsponsored depositary arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored depositaries and voting rights for the deposited securities are not passed through to the holders.

Preferred Stock Risks. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after the company makes required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Convertible Security Risks. A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

Security Selection and Investment Style Risks. Like any mutual fund, the Fund’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. Value stocks are subject to the risks that their intrinsic value may never be realized by the market or their prices may decline. The Fund’s value style could cause it to underperform relative to funds that use a growth or non-value approach to investing or funds that have a broader investment style.

Market Capitalization Risks. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Small and mid-capitalization companies may lack the management experience, financial resources, product diversification and other competitive strengths usually present in larger companies. Micro-cap companies may have limited product lines, markets and access to financing, and may lack the management depth of larger companies. In many instances, the securities of micro, small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

Holdings Risks. If the Fund emphasizes investments in a particular issuer or issuers or holds a smaller number of portfolio securities than other diversified mutual funds, the Fund’s portfolio will be more susceptible to the depreciation of any one security than a fund that invests in a larger number of stocks.

Sector Risks. If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss in the Fund and its share price volatility.

WHAT HAS BEEN THE FUND’S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria World Equity Fund by showing the Fund’s performance from year to year for each of the last ten calendar years, and by showing how the Fund’s average annual total returns for the 1, 5 and 10 year periods ending December 31, 2022 compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Certain performance information reflects fee reductions and/or expense reimbursements by the Adviser; without such fee reductions and/or expense reimbursements, returns would be less than those shown. Updated performance information, current through the most recent month end, is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

During the periods shown in the bar chart, the highest return for a quarter was 17.06% during the quarter ended June 30, 2020 and the lowest return for a quarter was -28.14% during the quarter ended March 31, 2020.

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVE MARIA WORLD EQUITY FUND	One Year	Five Years	Ten Years

Return Before Taxes	-15.50%	3.51%	6.05%
Return After Taxes on Distributions	-15.67%	3.03%	5.47%
Return After Taxes on Distributions and Sale of Fund Shares	-8.94%	2.73%	4.82%

MSCI ACWI INDEX (reflects no deduction for fees, expenses, or taxes)	-18.37%	5.23%	7.98%

MANAGEMENT OF THE FUND

Investment Adviser

Schwartz Investment Counsel, Inc.

Portfolio Managers

Anthony W. Gennaro Jr., CFA, CPA, is the lead portfolio manager, and Sean C. Gaffney, CFA, is the co-portfolio manager of the Ave Maria World Equity Fund.

●	Anthony W. Gennaro Jr., CFA, CPA, Senior Research Analyst of the Adviser, has acted as sole or co-portfolio manager of the Fund since January 2021.

●	Sean C. Gaffney, CFA, Research Analyst of the Adviser, has acted as co-portfolio manager of the Fund since May 2022.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 47 of this Prospectus.

Ave Maria Focused Fund

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The investment objective of the Fund is to seek long-term capital appreciation.

WHAT ARE THE FUND’S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79%	(1)
Other Expenses	0.35%
Total Annual Fund Operating Expenses	1.14%

(1)	Management Fees reflect a reduction in the annual percentage rate at which such fees are computed from 0.85% to 0.75%, effective May 1, 2022.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 116	$ 362	$ 628	$ 1,386

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?

Under normal market conditions, the Ave Maria Focused Fund will invest primarily in equity securities that the Adviser believes have high earnings growth potential. Equity securities include, but are not limited to, common stocks, preferred stocks, convertible stocks, special situation companies and foreign stocks. Under normal circumstances, all of the Fund’s equity investments and at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) will be invested in companies believed to offer products or services or engage in practices that are not contrary to core values and teachings of the Roman Catholic Church. The Fund may invest in the securities of companies of any size, regardless of market capitalization. At times, depending on market and other conditions, the Fund may invest a substantial portion of its assets in a small number of issuers, industries or business sectors. The Fund is classified as non-diversified.

The moral screening process for the Fund uses information from third-party screening providers, the Adviser, shareholders and other sources. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board members are guided by the magisterium of the Roman Catholic Church. The magisterium of the Roman Catholic Church is the authority or office of the Roman Catholic Church to teach the authentic interpretation of the Word of God, whether in its written form or in universal faith and moral practices. This process will, in general, avoid four major categories of companies: (i) those involved in the practice of abortion; (ii) those whose policies are judged to be antifamily, such as companies that distribute pornographic material; (iii) those that contribute corporate funds to Planned Parenthood; and (iv) those that support embryonic stem cell research. The Fund is not authorized or sponsored by the Roman Catholic Church and the Catholic Advisory Board is not affiliated with the Roman Catholic Church. Additionally, a stock will be sold in a manner that is not disruptive to the Fund if the Adviser determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church, based on the criteria established by the Catholic Advisory Board. A stock will automatically be sold, if necessary, to ensure that the Fund meets its policy of investing at least 80% of its net assets in morally responsible investments. For more information about the Catholic Advisory Board, please turn to the “Catholic Advisory Board” section of this Prospectus.

The Fund may invest in special situation companies that have fallen out of favor with the market, but are expected to appreciate over time due to company-specific developments, rather than general business conditions or movements in the markets as a whole. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds or spin-offs) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new product introductions, changes in senior management or significant changes in a company’s cost structure.

The Fund may invest in the securities of foreign issuers. The Fund will invest directly in foreign securities or indirectly in the form of depositary receipts. Depositary receipts are stocks issued by a U.S. bank or broker that trade in the U.S. but represent ownership of securities issued by foreign companies.

In selecting investments, the Adviser uses fundamental security analyses to identify and purchase shares of companies that the Adviser believes are selling below their intrinsic value. The Adviser looks for companies whose market prices are below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. The price of stocks in relation to their free cash flow and earnings, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies that are believed to redeploy excess capital at high rates of return. Generally, stocks are purchased with the intent to hold them for an average of five years. However, when a company no longer meets the Adviser’s investment standards or a more attractive opportunity becomes available, it is sold regardless of the time held by the Fund. A stock may also be sold when there is an adverse change in a company’s economic outlook or competitive advantage, a fundamental change has occurred in a company’s management, the company fails to redeploy its capital at the return threshold anticipated by the Adviser, or the anticipated return threshold is no longer probable.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA FOCUSED FUND?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. The value of an investment in the Fund may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, including conflicts or wars, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of COVID-19 resulted in significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment. The U.S. Federal Reserve and the U.S. government have taken numerous measures to stimulate the U.S. economy and to address the economic impact of the COVID-19 pandemic. The extent of COVID-19 relief and prior monetary stimulus policies, among other factors, has resulted in higher inflation. The U.S. Federal Reserve and many foreign central banks are raising interest rates and taking other measures to control inflation, which at times has resulted in unusually high volatility and negatively impacted the markets. Economies and financial markets throughout the world have become interconnected, which increases the possibility that economic, financial or political events in one country could have a profound impact on global economies or markets. Events that may arise in the future could exacerbate pre-existing political, social and economic risks in ways that cannot be predicted. U.S. companies with significant non-U.S. operations can be impacted by political, economic and regulatory developments in foreign markets. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Moral Investing Risks. The Adviser invests in equity securities only if they meet both the Fund’s investment and religious criteria, and as such, the Fund’s return may be lower than if the Adviser made decisions based solely on investment considerations. If the Fund holds a security of a company that has violated the teachings and core values of the Roman Catholic Church, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on religious principles relies in part upon information or data from third parties that may be inaccurate or unavailable, which could cause the Fund to inadvertently hold securities that do not meet its religious criteria.

Non-Diversification Risks. The Fund is classified as non-diversified and may therefore invest a greater percentage of its assets in the securities of a limited number of issuers than a fund that is diversified. At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers, industries or sectors, which may cause its share price to be more susceptible to any economic, business, political or regulatory occurrence affecting an issuer than a fund that is more widely diversified. The issuers that the Fund may emphasize will vary from time to time.

Sector Risks. If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss in the Fund and its share price volatility. As of December 31, 2022, the Fund had 25% of its net assets invested in stocks within the industrials sector. The values of securities of companies in the industrials sector may be significantly affected adversely by changes in supply and demand, supply chain disruptions, governmental regulation, world events, economic conditions and the risks of environmental damage and product liability claims.

Security Selection and Investment Style Risks. Like any mutual fund, the Fund’s method of security selection may not be successful, and the Fund may underperform the stock market as a whole. There is no guarantee that the securities selected by the Fund will redeploy excess capital at high rates of return or achieve the price appreciation anticipated by the Adviser. The Fund’s investments may be more volatile than other types of investments because their market prices may reflect future expectations. If the Adviser’s opinion about the value of a company is not recognized by the market, a stock might not achieve the price appreciation anticipated by the Adviser. The Fund’s style of investing may go out of favor with investors.

Market Capitalization Risks. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Small and mid-capitalization companies may lack the management experience, financial resources, product diversification and other competitive strengths usually present in larger companies. Micro-cap companies may have limited product lines, markets and access to financing, and may lack the management depth of larger companies. In many instances, the securities of micro, small, and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

Foreign Exposure Risks. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, tariffs, expropriation or confiscatory taxation, delayed transaction settlement, limitations on the removal of money or other assets, political or social instability, war or conflicts, and nationalization of companies or industries. The risks associated with tensions or open conflict between nations, such as the Russian invasion of Ukraine, increasing trade tensions between China and its trading partners, government capital or currency controls, expropriation of assets, Brexit, the possibility of changes to some international trade agreements, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen. While the full impact of Brexit is unknown, there may be an extended period of political and economic uncertainty and market volatility that may adversely impact the prices and liquidity of securities held by the Fund.

Depositary receipts are subject to some of the same risks as direct investment in foreign companies and certain additional risks. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored depositary arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid directly by the depositary holders. Because unsponsored depositary arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored depositaries and voting rights for the deposited securities are not passed through to the holders.

Preferred Stock Risks. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after the company makes required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Convertible Security Risks. A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

Special Situation Company Risks. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results. The availability of special situation companies that present attractive investment opportunities may be sporadic, or rare in certain instances, which may detract from the Fund’s ability to pursue its investment objectives.

WHAT HAS BEEN THE FUND’S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Focused Fund by showing the Fund’s performance for each full calendar year over the lifetime of the Fund, and by showing how the Fund’s average annual total returns for the 1 year period ended December 31, 2022 and the period since its inception compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information during the period since inception reflects fee reductions and/or expense reimbursement by the Adviser; without such fee reductions and/or expense reimbursements, returns would be less than those shown. Updated performance information, current through the most recent month end is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

During the periods shown in the bar chart, the highest return for a quarter was 12.39% during the quarter ended December 31, 2022 and the lowest return for a quarter was -22.43% during the quarter ended June 30, 2022.

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVE MARIA FOCUSED FUND	One Year	Since Inception (May 1, 2020)

Return Before Taxes	-34.98%	1.39%
Return After Taxes on Distributions	-34.98%	0.95%
Return After Taxes on Distributions and Sale of Fund Shares	-20.71%	1.21%

STANDARD & POOR’S MIDCAP 400 GROWTH INDEX (reflects no deduction for fees, expenses, or taxes)	-18.96%	14.10%

MANAGEMENT OF THE FUND

Investment Adviser

Schwartz Investment Counsel, Inc.

Portfolio Managers

Chadd M. Garcia, CFA, is the lead portfolio manager, and Adam P. Gaglio, CFA, is the co-portfolio manager of the Ave Maria Focused Fund.

●	Chadd M. Garcia, CFA, Vice President and Senior Research Analyst of the Adviser, has acted as lead portfolio manager of the Fund since its inception in May 2020.

●	Adam P. Gaglio, CFA, Vice President and Equity Research Analyst of the Adviser, has acted as co-portfolio manager of the Fund since its inception in May 2020.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 47 of this Prospectus.

Ave Maria Bond Fund

WHAT IS THE FUND’S INVESTMENT OBJECTIVE?

The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income.

WHAT ARE THE FUND’S FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses	0.16%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.42%	(1)

(1)	Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which do not reflect “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 43	$ 135	$ 235	$ 530

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?

The Ave Maria Bond Fund invests primarily (80% or more of its net assets, including the amount of any borrowings for investment purposes) in investment-grade debt securities of domestic issuers, including the U.S. government and its agencies and instrumentalities, corporations and municipalities and money market instruments. The Fund may invest up to 20% of its net assets in equity securities (which includes, but is not limited to, preferred stocks, common stocks paying dividends and securities convertible into common stock) of domestic or foreign issuers of any market capitalization. Under normal circumstances, all of the Fund’s investments in corporate debt and equity securities will satisfy the Fund’s religious criteria. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to the core values and teachings of the Roman Catholic Church.

The Fund seeks to invest in securities that appear comparatively undervalued. For example, the Fund would consider a security having a yield that is higher than another security of similar credit quality and duration to be comparatively undervalued. Unlike funds investing solely for income, the Fund also seeks modest capital appreciation and growth of investment income. The Fund may purchase securities that are convertible into common stock or carry warrants or common stock purchase rights when the Adviser believes they offer higher return potential than nonconvertible securities. Convertible securities generally are debt obligations that pay income, but may convert into common or preferred stock under certain circumstances. The Fund may also seek capital appreciation by investing in fixed income securities when the Adviser believes interest rates on such investments may decline, thereby increasing the market value of the Fund’s fixed income securities. The Adviser may also purchase securities it believes have a high potential for credit upgrade.

The moral screening process for the Fund uses information from third-party screening providers, the Adviser, shareholders and other sources. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board members are guided by the magisterium of the Roman Catholic Church. The magisterium of the Roman Catholic Church is the authority or office of the Roman Catholic Church to teach the authentic interpretation of the Word of God, whether in its written form or in universal faith and moral practices. This process will, in general, avoid four major categories of companies: (i) those involved in the practice of abortion; (ii) those whose policies are judged to be antifamily, such as companies that distribute pornographic material; (iii) those that contribute corporate funds to Planned Parenthood; and (iv) those that support embryonic stem cell research. The Fund is not authorized or sponsored by the Roman Catholic Church and the Catholic Advisory Board is not affiliated with the Roman Catholic Church. For more information about the Catholic Advisory Board, please turn to the “Catholic Advisory Board” section of this Prospectus.

The Fund will invest at least 80% of its net assets in “investment-grade” debt securities and securities issued by the U.S. government, its agencies or instrumentalities. Investment-grade debt securities are corporate bonds, debentures, notes or money market instruments rated in the top four categories at the time of purchase by a nationally recognized rating agency, or unrated securities that the Adviser considers to be of comparable quality. Securities issued by the U.S. government, its agencies or its instrumentalities include direct obligations of the U.S. Treasury (including Treasury Inflation-Protected Securities (“TIPS”)) and securities issued or guaranteed as to payment of interest and principal by agencies or instrumentalities of the U.S. government. The Fund will invest no more than 20% of its net assets in debt securities whose highest rating, at the time of purchase, is BBB or lower by S&P Global Ratings (“S&P”) (or an equivalent rating).

The Fund may invest in debt securities of any maturity. In selecting debt securities, the Adviser will focus on the issuer’s credit strength as well as the security’s effective duration and yield. Effective duration is a measure of a debt security’s price sensitivity to interest rate changes. Effective duration takes into account a debt security’s cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until the final payment is due. When the Adviser expects interest rates to rise, it may purchase debt securities with shorter maturities or invest in money market instruments. When the Adviser expects interest rates to fall, it may invest in longer-term debt securities. The Adviser may sell a security when it no longer meets its criteria for investment or when there are more attractive investment opportunities available. A stock will automatically be sold, if necessary, to ensure that the Fund’s investments are in accordance with its morally responsible investment policy.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE AVE MARIA BOND FUND?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Debt Security Risks. Any debt securities held by the Fund may be subject to certain risks, such as interest rate risks, credit risks and liquidity risks. At times there may be an imbalance of supply and demand in the markets which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency. Recent and potential future changes in monetary policy made by central banks or governments have, and may continue to, affect the level of interest rates. The ultimate effects of these and other efforts that may be taken may not be known for some time. Convertible securities may be subject to both debt and equity security risks described herein.

●	Interest Rate Risks. The value of the Fund’s debt securities is affected by changes in interest rates. When interest rates rise, the value of the Fund’s debt securities and its share price will decline. A change in interest rates will also change the amount of income the Fund generates. Securities with longer maturities generally are more sensitive to interest rate changes than securities with shorter maturities. The decision by the U.S. Federal Reserve to aggressively increase interest rates and sell some of the U.S. Government securities on its balance sheet in order to control the effects of inflation may present a greater risk than has historically been the case due to the prolonged period of low interest rates.

●	Credit Risks. The value of the Fund’s debt securities is affected by the issuers’ continued ability to make interest and principal payments, when due. The Fund could lose money if an issuer cannot meet its financial obligations or if its credit rating is downgraded. Securities rated in the lowest of the investment-grade categories (BBB or an equivalent rating) are considered more speculative than higher-rated securities. Their issuers may not be as financially strong and they may have a weakened capacity to pay interest or principal, especially during periods of economic downturn or uncertainty.

An investment grade determination is made at the time of purchase and the Fund is not required to liquidate a security whose rating is reduced below investment grade. When a security’s rating is reduced below investment grade, it may be more difficult for the Fund to receive income and achieve capital appreciation from its investment.

Government securities held by the Fund may or may not be backed by the “full faith and credit” of the U.S. government. Securities backed by the full faith and credit of the U.S. government include Treasury securities and Overseas Private Investment Corporation securities. Securities that are not backed by the “full faith and credit” of the U.S. government include securities issued by various other government agencies.

A rating by a nationally recognized statistical rating organization represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings of nationally recognized statistical rating organizations present an inherent conflict of interest because such organizations are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

●	Liquidity Risks. Debt securities may also be subject to liquidity risk, which is the risk that a security cannot be sold at an advantageous time or price. If a debt security is downgraded or drops in price, the market demand may be limited, making that security difficult to sell. Additionally the market for certain debt securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the growth of the fixed income market, causing dealer inventories to be at or near historical lows relative to market size. The large amount of money spent by the U.S. Federal Reserve to keep credit flowing through short-term money markets has raised concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity. Lower rated securities may be subject to greater levels of liquidity risk.

●	Monetary Policy Risks. In response to the global financial crisis that began in 2008 and the economic effects of the COVID-19 pandemic, the U.S. Government and the U.S. Federal Reserve Board, as well as many foreign governments and their central banks, have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and in some cases, a lack of liquidity. The U.S. Federal Reserve and many foreign central banks recently began to raise interest rates in an effort to control inflation, which has negatively affected market prices and volatility. There is a risk that future actions by the U.S. Government to stimulate or stabilize economic growth could result in volatility and less liquidity.

●	LIBOR Transition Risk. The Fund may invest in securities that are based on the London Interbank Offered Rate (LIBOR). Most LIBOR settings were phased out at the end of 2021, although certain widely used U.S. dollar LIBOR settings will no longer be published after June 30, 2023. The transition process from U.S. dollar LIBOR towards its expected replacement reference rate, the Secured Overnight Financing Rate (SOFR), has become increasingly well-defined following the cessation of LIBOR. However, the transition may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, a reduction in the value of certain LIBOR based instruments held by the Fund, or other unintended consequences.

Equity Market Risks. The Fund is subject to the risk that the securities markets may decrease in value. Factors affecting the securities markets include economic growth and decline, interest rate levels and political events. Stocks tend to move in cycles and may experience periods of turbulence and instability. Any equity securities held by the Fund may be subject to certain risks, such as rapid fluctuations in price or liquidity due to earnings or other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. The value of an investment in the Fund may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, including conflicts or wars, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of COVID-19 resulted in significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment. The U.S. Federal Reserve and the U.S. government have taken numerous measures to stimulate the U.S. economy and to address the economic impact of the COVID-19 pandemic. The extent of COVID-19 relief and prior monetary stimulus policies, among other factors, has resulted in higher inflation. The U.S. Federal Reserve and many foreign central banks are raising interest rates and taking other measures to control inflation, which at times has resulted in unusually high volatility and negatively impacted the markets. Economies and financial markets throughout the world have become interconnected, which increases the possibility that economic, financial or political events in one country could have a profound impact on global economies or markets. Other events that may arise in the future could exacerbate pre-existing political, social and economic risks in ways that cannot be predicted. U.S. companies with significant non-U.S. operations can be impacted by political, economic and regulatory developments in foreign markets. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Changes in the dividend policies or capital resources of companies in which the Fund invests may affect the Fund’s ability to generate income. Investments in micro-, small- and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths usually present with larger corporations. There is a risk the Adviser will not accurately predict the impact of these and other factors, in which case the securities owned by the Fund might decline in value.

Foreign Exposure Risks. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, tariffs, expropriation or confiscatory taxation, delayed transaction settlement, limitations on the removal of money or other assets, political or social instability, war or conflicts, and nationalization of companies or industries. The risks associated with tensions or open conflict between nations, such as the Russian invasion of Ukraine, increasing trade tensions between China and its trading partners, capital or currency controls, expropriation of assets, Brexit, the possibility of changes to some international trade agreements, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen. While the full impact of Brexit is unknown, there may be an extended period of political and economic uncertainty and market volatility that may adversely impact the prices and liquidity of securities held by the Fund.

Security Selection Risks. Like any mutual fund, the Fund’s method of security selection may not be successful and the Fund might underperform the markets as a whole. The Adviser’s opinion about the creditworthiness of a company, the intrinsic value of a security or the direction of interest rates may be incorrect, which may cause the Fund to underperform relative to other mutual funds that have similar investment strategies.

Moral Investing Risks. The Adviser invests in corporate debt and equity securities only if they meet both the Fund’s investment and religious criteria, and as such, the Fund’s return may be lower than if the Adviser made decisions based solely on investment considerations. If the Fund holds a security of a company that has violated the teachings and core values of the Roman Catholic Church, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on religious principles relies in part upon information or data from third parties that may be inaccurate or unavailable, which could cause the Fund to inadvertently hold securities that do not meet its religious criteria.

WHAT HAS BEEN THE FUND’S PERFORMANCE HISTORY?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Bond Fund by showing the Fund’s performance from year to year for each of the last ten calendar years, and by showing how the Fund’s average annual total returns for the 1, 5 and 10 year periods ended December 31, 2022 compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Certain performance information reflects fee reductions and/or expense reimbursements by the Adviser; without such fee reductions and/or expense reimbursements, returns would be less than those shown. Updated performance information, current through the most recent month end, is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

During the periods shown in the bar chart, the highest return for a quarter was 6.35% during the quarter ended June 30, 2020 and the lowest return for a quarter was -5.70% during the quarter ended March 31, 2020.

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVE MARIA BOND FUND	One Year	Five Years	Ten Years

Return Before Taxes	-2.85%	3.09%	3.31%
Return After Taxes on Distributions	-4.02%	2.12%	2.39%
Return After Taxes on Distributions and Sale of Fund Shares	-1.47%	2.10%	2.31%

BLOOMBERG U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX (reflects no deduction for fees, expenses, or taxes)	-8.23%	0.73%	1.12%

MANAGEMENT OF THE FUND

Investment Adviser

Schwartz Investment Counsel, Inc.

Portfolio Managers

Brandon S. Scheitler is the lead portfolio manager, and George P. Schwartz, CFA, is the co-portfolio manager of the Ave Maria Bond Fund.

●	Brandon S. Scheitler, Vice President of the Adviser, has acted as co-portfolio manager of the Fund since September 2013 and lead portfolio manager since January 2016.

●	George P. Schwartz, CFA, Chairman and Chief Executive Officer of the Adviser, has acted as co-portfolio manager of the Fund since January 2020.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” below.

Information Relevant to All Funds

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment - $2,500

Minimum Additional Investment - None, except that the minimum for participants in the Automatic Investment Plan is $50.

General Information. You may purchase or redeem (sell) shares of each Fund on each day that the Funds are open for business. Transactions may be initiated by written request, by wire transfer, through our website (www.avemariafunds.com), or through your financial institution.

TAX INFORMATION

Each Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Investment Information

INVESTMENT OBJECTIVES

Ave Maria Value Fund:

Long-term capital appreciation

Ave Maria Growth Fund:

Long-term capital appreciation

Ave Maria Rising Dividend Fund:

Increasing dividend income over time, long-term growth of capital, and a reasonable level of current income

Ave Maria World Equity Fund:

Long-term capital appreciation

Ave Maria Focused Fund:

Long-term capital appreciation

Ave Maria Bond Fund:

Preservation of principal with a reasonable level of current income

Each Fund’s investment objective is fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of a Fund’s outstanding shares.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, all of the equity investments held by the Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund and the Ave Maria Focused Fund and at least 80% of each Fund’s net assets, including the amount of any borrowings for investment purposes, will be invested in companies meeting the Fund’s religious criteria. Under normal circumstances, all of the Ave Maria Bond Fund’s investments in corporate debt and equity securities will satisfy the Fund’s religious criteria. These policies are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of a Fund’s outstanding shares.

The moral screening process for the Funds uses information from third-party screening providers, the Adviser, shareholders and other sources. The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the Catholic Advisory Board members are guided by the magisterium of the Roman Catholic Church. The magisterium of the Roman Catholic Church is the authority or office of the Roman Catholic Church to teach the authentic interpretation of the Word of God, whether in its written form or in universal faith and moral practices. This process will, in general, avoid four major categories of companies: (i) those involved in the practice of abortion; (ii) those whose policies are judged to be antifamily, such as companies that distribute pornographic material; (iii) those that contribute corporate funds to Planned Parenthood; and (iv) those that support embryonic stem cell research. The Funds are not authorized or sponsored by the Roman Catholic Church and the Catholic Advisory Board is not affiliated with the Roman Catholic Church.A stock will be sold in a manner that is not disruptive to the Funds if the Adviser determines that a company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church, based on the criteria established by the Catholic Advisory Board.

Each Fund may invest in the securities of foreign issuers indirectly in the form of American Depositary Receipts or directly in such issuers. Each Fund may invest in companies of various market capitalizations.

The portion of a Fund’s net assets invested at any given time in securities of issuers engaged in industries within a particular sector is affected by valuation considerations and other investment characteristics of that sector. As a result, a Fund’s investment in various sectors generally will change over time, and a significant allocation to any particular sector does not necessarily represent a continuing investment policy or investment strategy to invest in that sector. At times, the Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund may emphasize investments in a particular issuer or issuers or hold a smaller number of portfolio securities than other diversified mutual funds. The Ave Maria Focused Fund is classified as non-diversified and may invest a substantial portion of its assets in a small number of issuers, industries or business sectors.

Ave Maria Value Fund

Under normal market conditions, the Ave Maria Value Fund invests primarily in common stocks believed to be priced at a discount to their true value according to the Adviser’s criteria for value. The Adviser utilizes a comprehensive financial database and other sources with a universe of over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund’s investment objective and standards. The price of stocks in relation to cash flow, earnings, dividends, book value and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that the Adviser believes will significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies and product offerings.

Ave Maria Growth Fund

The Ave Maria Growth Fund invests primarily in common stocks of companies believed by the Adviser to offer above-average potential for growth in revenues, profits or cash flow. Dividend and interest income are secondary considerations in investment selection. In selecting investments, the Adviser relies primarily on fundamental analysis by reviewing the issuing company’s financial statements, the fundamentals of other companies in the same industry, market trends and economic conditions. The Adviser evaluates a company’s earnings growth and prospects, price to cash flow and other variables to determine whether the company meets its growth criteria.

Ave Maria Rising Dividend Fund

Under normal circumstances, the Ave Maria Rising Dividend Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in the common stocks of dividend-paying companies that are expected to increase their dividends over time and to provide long-term growth of capital. The Adviser believes that a track record of dividend increases is an excellent indicator of a company’s financial health and growth prospects, and that over the long term, income can contribute significantly to total return. Dividends can also help reduce the Fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling. The Adviser looks for stocks with sustainable, above-average growth in earnings and dividends, and the Adviser attempts to buy them when they are temporarily out-of-favor or undervalued by the market.

In pursuing the Fund’s investment objective, the Adviser has the discretion to purchase securities in special situations when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Ave Maria World Equity Fund

Under normal market conditions, the Ave Maria World Equity Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in common stocks of U.S. and non-U.S. companies. The Fund will invest at least 60% of its net assets in common stocks issued by non-U.S. companies. For purposes of this requirement, a company is deemed to be a “non-U.S. company” if the company is headquartered outside the United States, or has at least 50% of its revenues or operations outside of the United States during its most recent fiscal year, at the time of purchase. The Fund will limit its investments in securities of issuers located in any one country (other than the United States) to less than 25% of the Fund’s total assets.

The Fund invests primarily in common stocks believed to be priced at a discount to their true value according to the Adviser’s criteria for value. The price of stocks in relation to cash flow, earnings, dividends, book value and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that the Adviser believes will significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies and product offerings.

Ave Maria Focused Fund

Under normal market conditions, the Ave Maria Focused Fund will invest primarily in equity securities that the Adviser believes have high earnings growth potential. The Fund may invest in special situation companies that have fallen out of favor with the market, but are expected to appreciate over time due to company-specific developments, rather than general business conditions or movements in the markets as a whole. The Fund is classified as non-diversified.

In selecting investments, the Adviser uses fundamental security analyses to identify and purchase shares of companies that the Adviser believes are selling below their intrinsic value. The Adviser looks for companies whose market prices are below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. The price of stocks in relation to their free cash flow and earnings, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies that are believed to redeploy excess capital at high rates of return.

Ave Maria Bond Fund

The Ave Maria Bond Fund invests primarily (80% or more of its net assets, including the amount of any borrowings for investment purposes) in investment-grade debt securities of domestic issuers, including the U.S. government and its agencies and instrumentalities, corporations and municipalities and money market instruments. The Fund may invest up to 20% of its net assets in equity securities (which include preferred stocks, common stocks paying dividends and securities convertible into common stock) of domestic or foreign issuers of any market capitalization.

The Fund seeks to invest in securities that appear comparatively undervalued. Unlike funds investing solely for income, the Fund also seeks modest capital appreciation and growth of investment income. The Fund may also seek capital appreciation by investing in fixed income securities when the Adviser believes interest rates on such investments may decline, thereby increasing the market value of the Fund’s fixed income securities. The Adviser may also purchase securities it believes have a high potential for credit upgrade.

The Fund will invest at least 80% of its net assets in “investment-grade” debt securities and securities issued by the U.S. government, its agencies or instrumentalities. The Fund will invest no more than 20% of its net assets in debt securities whose highest rating, at the time of purchase, is BBB or lower by S&P (or an equivalent rating). The Fund may invest up to 5% of its net assets in so-called “junk” securities whose ratings are below investment-grade.

The Fund may invest in debt securities of any maturity. In selecting debt securities, the Adviser will focus on the issuer’s credit strength as well as the security’s effective duration and yield. When the Adviser expects interest rates to rise, it may purchase debt securities with shorter maturities or invest in money market instruments. When the Adviser expects interest rates to fall, it may invest in longer-term debt securities.

NON-PRINCIPAL STRATEGIES

Temporary Defensive Strategies/Cash or Cash Equivalents (All Funds). For temporary defensive purposes, each Fund may from time to time invest a significant portion, and possibly all, of its assets in U.S. Government obligations or money market instruments. A Fund may also hold U.S. Government obligations or money market instruments for liquidity purposes, as funds awaiting investment, to accumulate cash for anticipated purchases and to provide for shareholder redemptions or operational expenses. “U.S. Government obligations” include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities that have been established or sponsored by the U.S. Government. The money market instruments that a Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, shares of money market mutual funds, commercial paper rated A-1 by S&P or Prime-1 by Moody’s Investors Service, Inc., repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers’ acceptances), and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. To the extent a Fund invests in money market mutual funds, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such money market funds’ advisory and operational fees. A Fund’s cash level may also be a result of the Adviser’s individual security selection process, and therefore may vary, depending on the Adviser’s desired security weightings. When a Fund invests for temporary defensive purposes, these investments may be inconsistent with core values and teachings of the Roman Catholic Church and may conflict with or impair the Fund’s ability to achieve its investment objective.

Exchange-Traded Funds (All Funds). Each Fund may also invest in exchange-traded funds (“ETFs”) if the Adviser believes it is advisable to expose the Fund to the broad market or to broad market sectors or to protect against market risk without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. When a Fund invests in an ETF, the Fund’s shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF.

Illiquid Securities (All Funds). Each Fund will not invest more than 15% of the value of its net assets in securities or other investments that are illiquid. Illiquid securities are investments that cannot reasonably be expected to be sold or disposed of within seven calendar days in current market conditions, without significantly impacting the market value of the investment.

Debt Securities (Ave Maria Focused Fund). The Ave Maria Focused Fund may invest in debt securities of domestic and foreign issuers. These may include, but are not limited to, U.S. Government obligations, investment grade corporate debt securities, and convertible debt securities. U.S. Government obligations include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Government obligations may or may not be backed by the “full faith and credit” of the U.S. Government. The Fund may also invest in debt securities rated below investment grade (high yield or junk bonds), but will not invest more than 15% of its net assets in junk bonds. The Fund may invest in debt securities of any maturity. In selecting debt securities, the Adviser will focus on the issuer’s credit strength as well as the security’s effective duration and yield. Effective duration takes into account a debt security’s cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until the final payment is due.

Under normal market conditions, the Ave Maria Focused Fund will limit its investment in ETFs, debt securities (including junk bonds), and cash or cash equivalents to no more than 30% of its net assets.

Emerging Market Securities (Ave Maria World Equity Fund and Ave Maria Focused Fund). Each Fund may invest in equity securities of issuers located in emerging markets. Emerging market countries include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

RISKS OF INVESTING IN THE FUNDS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Funds. The Funds are not intended to be a complete investment program and there is no assurance that a Fund will achieve its investment objective. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risks Applicable to All Funds

General Market Risks. The Funds are subject to the risk that the securities markets may decrease in value. Factors affecting the securities markets include economic growth and decline, interest rate levels and political events. There is a risk the Adviser will not accurately predict the impact of these and other factors, in which case the securities owned by a Fund might decline in value. Any debt securities held by a Fund may be subject to certain risks, such as credit risks, interest rate risks and liquidity risks. Potential changes in government policy affecting interest rates may result in periods of volatility and increased redemptions for debt securities. Any equity securities held by a Fund may be subject to certain risks, such as rapid fluctuations in price or liquidity due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions and other factors beyond the control of the Adviser. The value of an investment in a Fund may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, including wars and conflicts, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of COVID-19 resulted in significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment. The U.S. Federal Reserve and the U.S. government have taken numerous measures to stimulate the U.S. economy and to address the economic impact of the COVID-19 pandemic. The extent of COVID-19 relief and prior monetary stimulus policies, among other factors, has resulted in higher inflation. The U.S. Federal Reserve and many foreign central banks are raising interest rates and taking other measures to control inflation, which at times has resulted in unusually high volatility and negatively impacted the markets. Economies and financial markets throughout the world are interconnected, which increases the possibility that economic, financial or political events in one country could have a profound impact on global economies or markets. Other events that may arise in the future could exacerbate pre-existing political, social and economic risks in ways that cannot be predicted. U.S. companies with significant non-U.S. operations can be impacted by political, economic and regulatory developments in foreign markets. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Moral Investing Risks. The Adviser invests in corporate debt and equity securities only if they meet both the Fund’s investment and religious criteria, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations. If a Fund holds a security of a company that has violated the teachings and core values of the Roman Catholic Church, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on religious principles relies in part upon information or data from third parties that may be inaccurate or unavailable, which could cause a Fund to inadvertently hold securities that do not meet its religious criteria.

Market Capitalization Risks. A Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Small and mid-capitalization companies may lack the management experience, financial resources, product diversification and other competitive strengths usually present in larger companies. Micro-cap companies may have limited product lines, markets and access to financing, and may lack the management depth of larger companies. In many instances, the securities of micro, small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

Foreign Exposure Risks. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, tariffs, expropriation or confiscatory taxation, delayed transaction settlement, limitations on the removal of money or other assets, political or social instability, and nationalization of companies or industries. The risks associated with tensions or open conflict between nations, such as the Russian invasion of Ukraine, increasing trade tensions between China and its trading partners, government capital or currency controls, expropriation of assets, Brexit, the possibility of changes to some international trade agreements, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, could affect the economies of many nations, including the U.S., in ways that cannot necessarily be foreseen.

Depositary receipts are subject to some of the same risks as direct investment in foreign companies and certain additional risks. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored depositary arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid directly by the depositary holders. Because unsponsored depositary arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored depositaries and voting rights for the deposited securities are not passed through to the holders.

Preferred Stock Risks. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after the company makes required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Convertible Security Risks. A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

Sector Risks. If a Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss in a Fund and its share price volatility. As of December 31, 2022, 36.7% and 27.7% of the net assets of the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund, respectively, were invested in stocks within the technology sector and 25% of the net assets of the Ave Maria Focused Fund were invested in stocks within the industrials sector. The values of securities of companies in the technology sector may be significantly affected adversely by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing technologies and products. The values of securities of companies in the industrials sector may be significantly affected adversely by changes in supply and demand, supply chain disruptions, governmental regulation, world events, economic conditions and the risks of environmental damage and product liability claims.

Security Selection and Investment Style Risks. Like any mutual fund, a Fund’s method of security selection may not be successful and the Fund might underperform the markets as a whole.

With respect to Ave Maria Value Fund and Ave Maria World Equity Fund, a stock may never achieve the price appreciation the Adviser anticipates and the Fund’s value style may cause it to underperform relative to funds that use a growth or non-value approach to investing or funds that have a broader investment style.

With respect to Ave Maria Growth Fund, growth securities may be more sensitive to changes in current or expected earnings than other securities and may be more volatile. A company may never achieve the earnings growth the Adviser anticipates and the Fund’s growth style may go out of favor with investors.

With respect to Ave Maria Rising Dividend Fund, there is no guarantee that the securities selected by the Fund will provide increasing dividend income or earnings growth. Changes in the dividend policies or capital resources of companies in which the Fund invests may affect the Fund’s ability to generate income. The investment style utilized for the Fund could fall out of favor with investors, which may cause the Fund to underperform relative to other mutual funds that do not emphasize dividend paying stocks.

With respect to Ave Maria Focused Fund, there is no guarantee that the securities selected by the Fund will redeploy excess capital at high rates of return or achieve the price appreciation anticipated by the Adviser. The Fund’s investments may be more volatile than other types of investments because their market prices may reflect future expectations. If the Adviser’s opinion about the value of a company is not recognized by the market, a stock might not achieve the price appreciation anticipated by the Adviser. The Fund’s style of investing may go out of favor with investors.

With respect to Ave Maria Bond Fund, the Adviser’s opinion about the creditworthiness of a company, the intrinsic value of a security or the direction of interest rates may be incorrect, which may cause the Fund to underperform relative to other mutual funds that have similar investment strategies.

Inflation Risk. The Funds are subject to inflation risk, which is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The rate of inflation in many countries has increased in recent years, due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation and the Russian invasion of Ukraine, among other factors. Unanticipated or persistent inflation may have a material adverse impact on the financial condition or operational results of a company, which may cause the value of a Fund’s holdings in such company to decline.

Risks Applicable to Specific Funds

Holdings Risks (Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund and Ave Maria World Equity Fund). If a Fund emphasizes investments in a particular issuer or issuers or holds a smaller number of portfolio securities than other diversified mutual funds, the Fund’s portfolio will be more susceptible to the depreciation of any one security than a fund that invests in a larger number of stocks.

Non-Diversification Risks (Ave Maria Focused Fund). The Ave Maria Focused Fund is classified as non-diversified and may therefore invest a greater percentage of its assets in the securities of a limited number of issuers than a fund that is diversified. At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers, industries or sectors, which may cause its share price to be more susceptible to any economic, business, political or regulatory occurrence affecting an issuer than a fund that is more widely diversified. The issuers that the Fund may emphasize will vary from time to time. If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss and share price volatility in the Fund.

Special Situation Company Risks (Ave Maria Rising Dividend Fund and Ave Maria Focused Fund). Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results. The availability of special situation companies that present attractive investment opportunities may be sporadic, or rare in certain instances, which may detract from a Fund’s ability to pursue its investment objectives.

Emerging Market Securities (Ave Maria World Equity Fund and Ave Maria Focused Fund). The risks of foreign securities are more pronounced in the case of investments in securities of issuers that are located in or have substantial operations in emerging market countries. Emerging market countries may have less diverse and less mature economies, limited access to capital, and political systems that may be less stable than those of developed countries. Emerging market countries may also have different regulatory, accounting and financial reporting standards that could impede the ability to evaluate local companies and limit the remedies available to shareholders. Emerging market securities may present issuer, market manipulation, currency, liquidity, volatility, valuation, legal, political and other risks different from, and potentially greater than, the risk of investing in securities of issuers in more developed markets.

Debt Security Risks (Ave Maria Bond Fund and Ave Maria Focused Fund). Any debt securities held by a Fund may be subject to certain risks, such as interest rate risks, credit risks and liquidity risks. At times there may be an imbalance of supply and demand in the markets which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency. Credit risk is the risk that the issuer of the security cannot meet its financial obligations. Issuers of junk bonds may not be as financially strong and may have a weakened capacity to pay interest or principal, especially during periods of economic downturn or uncertainty. Interest rate risk is the risk that a Fund’s share price will be affected by changes in interest rates. When interest rates rise, the value of a Fund’s debt securities and share price generally will decline. Securities with longer maturities generally are more sensitive to interest rate changes than securities with shorter maturities. Potential changes in government policy affecting interest rates may cause debt securities to experience a heightened level of interest rate risk. The decision by the U.S. Federal Reserve to aggressively increase interest rates and sell some of the U.S. Government securities on its balance sheet in order to control the effects of inflation may present a greater risk than has historically been the case due to the prolonged period of low interest rates. Liquidity risk is the risk that a security cannot be sold at an advantageous time or price. Liquidity risk may be magnified in a rising interest rate environment, if there is a reduction in the inventories of traditional dealers, or in other circumstances. Lower rated securities may be subject to greater levels of liquidity risk.

Monetary Policy Risks (Ave Maria Bond Fund). In response to the global financial crisis that began in 2008 and the economic effects of the COVID-19 pandemic, the U.S. Government and the Federal Reserve Board, as well as many foreign governments and their central banks, have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and in some cases, a lack of liquidity. The U.S. Federal Reserve and many foreign central banks recently began to raise interest rates in an effort to control inflation, which has negatively affected market prices and volatility. There is a risk that future actions by the U.S. Government to stimulate or stabilize economic growth could result in increased volatility and less liquidity.

LIBOR Transition Risk (Ave Maria Bond Fund). Most LIBOR settings were phased out at the end of 2021, although certain widely used U.S. dollar LIBOR settings will no longer be published after June 30, 2023. The transition process from U.S. dollar LIBOR towards SOFR, its expected replacement reference rate, has become increasingly well-defined following the cessation of LIBOR. However, the transition may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, a reduction in the value of certain LIBOR based instruments held by the Fund, or other unintended consequences.

Non-Principal Risks

ETF Risks. Investments in ETFs generally present the same primary risks as investments in conventional investment companies, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.

Cash or Cash Equivalents. U.S. Government obligations may or may not be backed by the “full faith and credit” of the U.S. Government. There is a risk that the U.S. Government will not provide financial support to U.S. government agencies or instrumentalities that are not backed by the “full faith and credit” of the U.S. Government if it is not obligated to do so by law.

Liquidity Risks. Liquidity risk is the risk that a security cannot be sold at an advantageous time and/or price in the secondary market, which could prevent a Fund from selling an investment at the approximate price that it is valued or the time it desires to sell. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets, which has raised concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity.

How to Purchase Shares

Your initial investment in a Fund ordinarily must be at least $2,500. The Funds may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. The minimum investment requirement may also be waived for certain financial intermediaries and organizations (including omnibus accounts) that have lower minimum investment amounts. Shares of each Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order in proper form by the Funds. Purchase orders received by the Funds’ transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”) by 4:00 p.m., Eastern time, are priced at that day’s net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are priced at the net asset value next determined on the following business day. An order is considered to be in proper form if it is complete, contains all necessary information to process the order and is delivered in a manner set forth in this prospectus.

opening a new account

You may open an account and make an initial investment in the Funds by sending a check and a completed account application to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the applicable Fund. You may not use ACH to make an initial purchase unless you are opening your account through the Online Account Management System (see below).

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, drafts, “starter” checks, travelers’ checks, credit card checks, post-dated checks, cashier’s checks, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties.

Transactions Through the Online Account Management System. You may also open an account online by visiting our website at www.avemariafunds.com and clicking the Account Access button to begin the account opening process. You automatically have the ability to establish online transaction privileges unless you decline the privileges on your Account Application. You will be required to enter into a user’s agreement and your bank must be a domestic financial institution and an ACH member in order to use the Online Account Management System. Purchase orders must be accepted by 4:00 p.m. Eastern time in order to receive the net asset value calculated on that day. It may take at least two business days before your purchase order is accepted. Access to the Online Account Management System may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons. Please call the Transfer Agent at 888-726-9331 for assistance.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through brokerage firms or financial institutions or sub-agents of such brokerage firms or financial institutions that are authorized to accept purchase orders on behalf of the Funds. Your order will be considered to have been received by the Funds when the authorized brokerage firm, financial institution, or its authorized designee, accepts the purchase order. Your purchase will be made at the net asset value next determined after your order is received by such organization in the manner set forth below before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Transfer Agent. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Adviser (from its own revenues) may pay such organizations for administrative, shareholder subaccounting and other services, including sales-related services, based on the number of accounts and/or the amount of customer assets maintained in any Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of any Fund. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds.

By Wire. Provided the Transfer Agent has received a completed account application, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent at 888-726-9331 for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, the name of the Fund(s) in which you are investing, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail or fax (877-513-0756) a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days’ prior notice to shareholders.

adding to your account

You may purchase and add shares to your account by mail, by bank wire transfer, by ACH through the Online Account Management System, or through your brokerage firm or other financial institution. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the applicable Fund. In order to purchase additional shares of the Funds by bank wire, please telephone the Transfer Agent at 888-726-9331 for instructions. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Funds reserve the right to impose this requirement. All purchases are made at the net asset value next determined after receipt of a purchase order by the Funds.

automatic investment plan (“aip”) and direct deposit plan

You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account on the date(s) specified on your Account Application. Under the AIP, investments in a Fund must be at least $50. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days’ written notice, to make reasonable charges for this service.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Funds. Please call 888-726-9331 for more information.

customer identification and verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

frequent purchases and redemptions of fund shares

In general, the Funds are designed for long-term investment and not as frequent or short-term trading (“market timing”) vehicles. The Funds discourage and do not accommodate frequent purchases and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, will monitor shareholder trading activity in order to ensure it complies with the Funds’ policies. The Funds will also prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement a Fund’s investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease a Fund’s ability to provide maximum investment return to all shareholders; and potentially diluting the value of Fund shares. These risks can have an adverse effect on a Fund’s performance. The Funds reserve the right at any time to reject any purchase or exchange request that they believe to be market timing; modify any terms or conditions of purchases of shares of any Fund; or withdraw all or any part of the offering made by this Prospectus. If a purchase order is rejected, shareholders will be responsible for any resulting losses or fees imposed by their financial institution. Financial intermediaries may establish omnibus accounts in the Funds for their clients. The Funds rely on intermediaries to help enforce their market timing policies. Although the Funds have taken steps to discourage frequent purchases and redemptions of their shares, the Funds cannot guarantee that such trading will not occur. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

additional information

The Funds will mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Funds and Ultimus Fund Distributors, LLC (the “Distributor”) reserve the right to limit the amount of investments and to refuse to sell to any person.

The Funds’ account application contains provisions in favor of the Funds, the Adviser, the Transfer Agent, the Distributor and certain of their affiliates, excluding such entities from liability in connection with the performance of any acts instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have acted within applicable standards of reasonable care. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

By sending your check to the Funds or the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

If an order to purchase shares is cancelled because your check or ACH transaction does not clear, you will be charged a fee of $25 and you will be responsible for any other resulting losses or fees incurred by the Funds or the Transfer Agent in the transaction.

How to Exchange Shares

Shares of one Fund may be exchanged for shares of another Fund. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a Fund acquired by means of an exchange will be purchased at the net asset value next determined after receipt of the exchange request by the Transfer Agent in the form described below. Exchange requests must be received prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order to receive the net asset value calculated on that day. You may make an exchange through the Funds’ website (www.avemariafunds.com), by sending a written request to the Transfer Agent, or by calling 888-726-9331. Please provide the following information:

●	Your name and telephone number

●	The exact name of your account and your account number

●	Taxpayer identification number (usually your Social Security number)

●	Dollar value or number of shares to be exchanged

●	The name of the Fund from which the exchange is to be made

●	The name of the Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

How to Redeem Shares

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Funds’ account records. Redemption requests must be received prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order to receive the net asset value calculated on that day. Redemption proceeds by check will normally be sent on or before the fifth business day following the redemption request and redemption proceeds by wire will normally be sent on the business day following the redemption request, if the request is in proper form.

Transactions Through the Online Account Management System. You may also redeem your shares online if you have opened an account through the Online Account Management System via the Funds’ website (www.avemariafunds.com). Shares purchased through ACH are not immediately available for redemption and your redemption proceeds will be delivered to the bank account that was used for your ACH purchases. Redemption proceeds through your online account may be sent by check to your address of record, ACH or wire. Access to the Online Account Management System may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.

By Telephone — Unless the telephone redemption option was specifically declined on your account application, you may redeem shares having a value of $50,000 or less by calling the Transfer Agent at 888-726-9331. Telephone redemptions may be requested only if the proceeds are to be issued to the shareholder of record and mailed to the address on record with the Funds. Upon request, proceeds of $5,000 or more may be transferred by wire to the account stated on the account application. Shareholders will be charged a fee of $15 for outgoing wires. Telephone privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described below. The Funds and the Transfer Agent are not liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if the Funds and the Transfer Agent do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the Transfer Agent anticipate difficulties receiving and responding to telephone requests for redemptions in a timely fashion. If you are unable to reach the Funds by telephone, you may mail your redemption request.

Signature Guarantees. To protect your account and the Funds from fraud, a signature guarantee may be required to make sure you are the person who has authorized a redemption. You will need your signature guaranteed if (i) the shares to be redeemed have a value of more than $50,000; (ii) the name(s) or the address on your account has been changed within the previous 15 days of your redemption request; (iii) your bank account information has changed within 30 days of your redemption request; (iv) you request that your redemption be mailed to an address other than the address on record with the Funds; or (v) you request that your redemption be made payable to a person not on record with the Funds. In addition, if you established your account through the Online Account Management System and are requesting that your redemption proceeds be delivered to a bank account other than the account from which the ACH purchase originated, your signature must be guaranteed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

By Wire. Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial banking institution or brokerage firm in the United States as designated on your application. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Receiving Payment. Whether you request payment by check, wire, or ACH, your redemption proceeds will be sent to you within 3 business days after receipt of your redemption request in the form described above. However, payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. The payment for your redemption will be based on the next calculated share price on the date of your redemption request, even if the payment is delayed due to a recent purchase. To eliminate this delay, you may purchase shares of the Funds by certified check or wire transfer. Each Fund typically expects to meet redemption requests from the sale of its cash holdings (money market instruments) or from the sale of other portfolio assets. These methods will typically be used during both regular and stressed market conditions.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds. Your request will be considered to have been received by the Funds when the authorized brokerage firm, financial institution, or its authorized designee, accepts the redemption order. Your redemption will be made at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds.

Systematic Withdrawal Plan

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly, quarterly or semi-annual payments in a specified amount of not less than $50 each by authorizing the Funds to redeem the necessary number of shares periodically. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges or to terminate the plan upon 60 days’ written notice. Telephone the Transfer Agent toll-free at 888-726-9331 for additional information.

IRA Redemptions

You may redeem shares from your IRA account by mail or by telephone. If you do not want federal income taxes withheld from your redemption, you must specify this in your redemption request. Otherwise, your redemption will be subject to federal withholding taxes.

Additional Information

At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Funds reserve the right to require you to close your account if at any time the value of your shares is less than $2,500 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Funds may determine from time to time. After notification to you of the Funds’ intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

Transactions Through the Online Account Management System. The Funds may alter, modify or terminate the Online Account Management System at any time. You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, the Distributor and the Transfer Agent cannot assure that trading information will be completely secure. There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. The Funds, the Transfer Agent, the Distributor and the Adviser will not be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

The Funds reserve the right to suspend the right of redemption or to postpone the date of payment for more than five business days under unusual circumstances as determined by the Securities and Exchange Commission.

Each Fund, when it is deemed to be in the best interest of the Fund’s shareholders, may make payment for shares redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

Dividends and Distributions

The Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria World Equity Fund and the Ave Maria Focused Fund expect to distribute substantially all of their net investment income, if any, on an annual basis. The Ave Maria Rising Dividend Fund expects to distribute substantially all of its net investment income on a quarterly basis. The Ave Maria Bond Fund expects to distribute substantially all of its net investment income on a monthly basis. Each Fund expects to distribute any net realized capital gains annually.

Distributions are paid according to one of the following options:

Share Option	—	income distributions and capital gains distributions reinvested in additional shares

Income Option	—	income distributions paid in cash; capital gains distributions reinvested in additional shares

Cash Option	—	income distributions and capital gains distributions paid in cash

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

Taxes

The Funds have qualified in all prior years and intend to continue to qualify for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended by annually distributing substantially all of their net investment income and any net realized capital gains to their shareholders and by satisfying certain other requirements related to the sources of their income and the diversification of their assets. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to shareholders. Each Fund (except the Ave Maria Bond Fund) expects most of its distributions to be in the form of capital gains. The Ave Maria Bond Fund expects most of its distributions to be in the form of net investment income; however, the nature of each Fund’s distributions could vary in any given year.

If your shares are held in a taxable account, you will generally have a taxable capital gain or loss if you sell or exchange your Fund shares. The amount of the gain or loss and the rate of tax will depend primarily upon how much you paid for the shares (your “cost basis”), how much you sold them for, and how long you held them. Your total cost basis is generally the original amount paid for Fund shares, plus the value of reinvested dividends and reinvested capital gains distributions. The Emergency Economic Stabilization Act of 2008 requires mutual funds to report cost basis information to the IRS for any sale of mutual fund shares acquired after January 1, 2012. Unless you specify an alternate cost basis method, the Funds will default to the average cost method when calculating cost basis.

Distributions of net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as capital gains, without regard to the length of time you have held your

Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets and depending upon a shareholder’s annual taxable income. Redemptions of shares are taxable events on which you may realize a gain or loss.

If you buy shares of a Fund shortly before the record date of a distribution, you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

The Funds will mail you a statement annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

You should consult your tax advisor about the tax consequences of distributions, redemptions and exchanges, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See “Taxes” in the Statement of Additional Information (“SAI”) for further information.

Operation of the Funds

Each Fund is a diversified series of Schwartz Investment Trust (the “Trust”), except the Ave Maria Focused Fund is a non-diversified series. The Trust is an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

investment adviser

The Trust retains Schwartz Investment Counsel, Inc., 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170, to manage the Funds’ investments. The Adviser has been registered as an investment adviser since 1988 and had approximately $2.7 billion of assets under management as of December 31, 2022. The controlling shareholder of the Adviser is George P. Schwartz, who is Chairman and President of the Trust and Chief Executive Officer of the Adviser.

Each Fund pays the Adviser an investment advisory fee at an annual rate expressed as a percentage of the average value of its daily net assets. The Adviser has contractually agreed to reduce its investment advisory fees and reimburse other expenses so that aggregate ordinary operating expenses (excluding interest on borrowings, taxes, brokerage costs, acquired fund fees and expenses, litigation and other extraordinary expenses) do not exceed an annual rate, expressed as a percentage of a Fund’s average daily net assets. Any advisory fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the applicable Fund for a period of three years from the date such fees and expenses were waived or reimbursed, provided the repayment to the Adviser does not cause a Fund’s aggregate ordinary operating expenses to exceed the contractual expense limitation. The Board of Trustees has authorized in advance these repayments to the Adviser.

The following table shows the contractual advisory fee rates and expense limitation amounts during the most recent fiscal year, expressed as a percentage of average daily net assets.

Fiscal Year December 31, 2022	Advisory Fee Rate	Expense Limitation	Advisory Fees Paid
Ave Maria Value Fund	0.75%	1.25%	0.75%
Ave Maria Growth Fund	0.75%	1.25%	0.75%
Ave Maria Rising Dividend Fund	0.75%	1.25%	0.75%
Ave Maria World Equity Fund	0.75%*	1.25%	0.82%**
Ave Maria Bond Fund	0.25%	0.60%	0.25%
Ave Maria Focused Fund	0.75%***	1.25%	0.79%

*	Effective May 1, 2022, the contractual advisory fee rate was reduced from 0.95% to 0.75%.

**	Includes recoupment of previous advisory fee reductions.

***	Effective May 1, 2022, the contractual advisory fee rate was reduced from 0.85% to 0.75%.

A discussion of the factors considered by the Board of Trustees in its most recent approval of the Funds’ investment advisory agreements, including its conclusions with respect thereto, will be in the Funds’ semi-annual report for the period ending June 30, 2023.

portfolio managers

The portfolio managers of each Fund are responsible for the day-to-day execution of investment policy, portfolio management and investment research for such Fund. The business experience of each portfolio manager is described below. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the Funds.

George P. Schwartz, CFA, co-portfolio manager of the Ave Maria Rising Dividend Fund and Ave Maria Bond Fund, has been the Chairman and Chief Executive Officer of the Adviser for more than 30 years.

Timothy S. Schwartz, CFA, lead portfolio manager of the Ave Maria Value Fund, joined the Adviser in 1998 and currently serves as President and Chief Investment Officer.

Brandon S. Scheitler, lead portfolio manager of the Ave Maria Bond Fund and co-portfolio manager of the Ave Maria Rising Dividend Fund, joined the Adviser in 2007 and currently serves as Vice President.

Chadd M. Garcia, CFA, lead portfolio manager of the Ave Maria Focused Fund and co-portfolio manager of the Ave Maria Growth Fund, joined the Adviser in 2014 and currently serves as Vice President and Senior Research Analyst.

Adam P. Gaglio, CFA, lead portfolio manager of the Ave Maria Growth Fund and co-portfolio manager of the Ave Maria Focused Fund, joined the Adviser in 2013 and currently serves as Vice President and Equity Research Analyst.

Ryan M. Kuyawa, CFA, co-portfolio manager of the Ave Maria Value Fund, joined the Adviser in 2019 and currently serves as a Senior Research Analyst and Head Trader. From 2015 until 2019, he was an analyst and portfolio manager at Grey Value Management.

Anthony W. Gennaro Jr., CFA, CPA, lead portfolio manager of the Ave Maria World Equity Fund, joined the Adviser in 2019 and currently serves as Senior Research Analyst. From 2014 until 2019, he was a senior research analyst at Wallington Asset Management.

Sean C. Gaffney, CFA, co-portfolio manager of the Ave Maria World Equity Fund, joined the Adviser in 2020 and currently serves as a Research Analyst. From 2016 until 2018, he was a research analyst at Plante Moran Financial Advisors.

additional information

The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of a Fund. A Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than the rights conferred explicitly by federal or state securities laws that may not be waived.

distributor

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the distributor of shares of the Funds. The Distributor is a wholly-owned subsidiary of the Transfer Agent. The Funds may be distributed through other broker-dealers as well.

portfolio holdings and disclosure policy

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

The Catholic Advisory Board

The Catholic Advisory Board consists of prominent lay members of the Roman Catholic Church and one or more Ecclesiastical Advisors, whose purpose is to set the criteria for screening companies based upon the morally responsible investment practices of the Ave Maria Mutual Funds. The screening criteria that is currently in place seeks to avoid investments in companies that are involved in the practice of abortion, have policies that are judged to be antifamily, contribute funds to Planned Parenthood, or support embryonic stem cell research. The Catholic Advisory Board meets with the Adviser twice a year, or more often if necessary, to review the criteria that is utilized in the screening process and to determine if it is appropriate to maintain the existing criteria. The Catholic Advisory Board may determine to make a change to the screening criteria, but does so infrequently. The criteria for screening companies is based upon the teaching authority of the Roman Catholic Church that is vested in the Pope and exercised by a council of bishops approved by the Pope. The role of the Ecclesiastical Advisor is to provide the Catholic Advisory Board with access to the council of bishops.

The Catholic Advisory Board acts in an advisory capacity only and has no discretionary authority to make investment decisions for the Funds. The Catholic Advisory Board will make its best determination as to whether a particular screen is consistent with core values and teachings of the Roman Catholic Church; however, the members of the Board do not represent the Roman Catholic Church and there is no guarantee that the Catholic Advisory Board will be successful in its mission.

The members of the Catholic Advisory Board are:

paul r. roney, chairman

Executive Director of the Ave Maria Foundation and President of Domino’s Farms Corporation

thomas s. monaghan

Chairman of the Ave Maria Foundation and Chancellor of Ave Maria University

scott hahn, ph.d

Author and Theology Professor at Franciscan University of Steubenville

lou holtz, emeritus

Former football coach and ESPN college football analyst. Author and motivational speaker melissa moschella, ph.d

Associate Professor, School of Philosophy at The Catholic University of America.

larry kudlow

Executive Officer and founder of Kudlow & Co., LLC (an economic research and consulting firm) and host of “Kudlow” on Fox Business Network.

raymond arroyo

Journalist, producer and best-selling author. He is a Fox News contributor, editorial adviser and co-host of Fox Nation’s “Laura and Raymond.” He is the founding News Director, Managing Editor and Lead Anchor of the Eternal World Television Network and host of “ETWN News” and “The World Over Live.”

father john riccardo, stl, emeritus

Priest of Archdiocese of Detroit and founder and Executive Director of ACTS XXIX, an organization committed to helping parishes create a road map for evangelization and discipleship.

His Eminence Adam Cardinal Maida and Archbishop Allen Henry Vigneron serve as episcopal advisors to the Catholic Advisory Board, but are not connected to the Funds in any way.

Calculation of Share Price

On each day that the Funds are open for business, the price (net asset value) of each Fund’s shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Funds are open for business each day the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. The net asset value of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is received in proper form. The net asset value of each Fund will fluctuate with the value of the securities it holds.

The Funds’ portfolio securities are valued as follows: (1) securities that are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price, or, if an Official Closing Price is not available, at the most recently quoted bid price, (3) securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price, (4) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, (5) fixed income securities are generally valued using prices provided by an independent pricing service, and (6) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith by the Adviser in accordance with consistently applied procedures established by the Adviser and adopted and overseen by the Board of Trustees. The Board has appointed the Adviser as the valuation designee to fair value securities or other investments pursuant to procedures approved by the Funds’ Board. When fair value pricing is employed, the prices used by the Funds to calculate their net asset value may differ from quoted or published prices for the same securities.

To the extent any assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund’s net asset value with respect to those assets is calculated based upon the net asset values reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

To the extent a Fund invests in foreign securities that may be traded in foreign markets on days when the Fund does not calculate its net asset value, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased or sold. Conversely, trading in some of a Fund’s foreign securities may not occur on days when the Fund is open for business. In view of these circumstances, and because the value of foreign securities may be materially affected by events occurring before a Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of a Fund that trade in foreign markets will frequently be priced at their fair value.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or shorter, if a Fund has been in existence for less than 5 years). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

ave maria value fund

per share data for a share outstanding throughout each year

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$23.35	$20.17	$19.68	$17.19	$20.88
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.06	0.09	0.01	(0.03)
Net realized and unrealized gains (losses) on investments	0.70	5.00	1.12	3.52	(1.81)
Total from investment operations	0.98	5.06	1.21	3.53	(1.84)
Less distributions from:
Net investment income	(0.28)	(0.06)	(0.09)	(0.01)	—
Net realized gains on investments	—	(1.82)	(0.63)	(1.03)	(1.85)
Total distributions	(0.28)	(1.88)	(0.72)	(1.04)	(1.85)
Net asset value at end of year	$24.05	$23.35	$20.17	$19.68	$17.19
Total return(a)	4.18%	25.15%	6.16%	20.52%	(8.75%)
Ratios/Supplementary Data:
Net assets at end of year (000’s)	$371,072	$327,853	$251,247	$247,743	$211,481
Ratio of total expenses to average net assets	0.93%	0.96%	1.05%	1.11%	1.18%
Ratio of net investment income (loss) to average net assets	1.27%	0.27%	0.52%	0.04%	(0.13%)
Portfolio turnover rate	33%	20%	68%	40%	43%

(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

ave maria growth fund

per share data for a share outstanding throughout each year

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018
Net asset value at beginning of year	$44.82	$42.72	$38.00	$28.19		$30.80
Income (loss) from investment operations:
Net investment income (loss)	0.10	(0.05)	(0.06)	0.00	(a)	0.06
Net realized and unrealized gains (losses) on investments	(9.62)	7.55	7.03	10.45		(0.63)
Total from investment operations	(9.52)	7.50	6.97	10.45		(0.57)
Less distributions from:
Net investment income	(0.10)	—	—	(0.00	)(a)	(0.06)
Net realized gains on investments	__	(5.40)	(2.25)	(0.64)		(1.98)
Total distributions	(0.10)	(5.40)	(2.25)	(0.64)		(2.04)
Net asset value at end of year	$35.20	$44.82	$42.72	$38.00		$28.19
Total return(b)	(21.23%)	17.55%	18.37%	37.09%		(1.80%)
Ratios/Supplementary Data:
Net assets at end of year (000’s)	$764,893	$1,066,316	$948,747	$854,764		$577,806
Ratio of total expenses to average net assets	0.91%	0.90%	0.91%	0.94%		0.95%
Ratio of net investment income (loss) to average net assets	0.27%	(0.13%)	(0.16%)	0.00	%(c)	0.19%
Portfolio turnover rate	25%	25%	26%	15%		33%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Percentage rounds to less than 0.01%.

ave maria rising dividend fund

per share data for a share outstanding throughout each year

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$21.92	$19.34	$18.68	$15.83	$18.44
Income (loss) from investment operations:
Net investment income	0.30	0.20	0.21	0.23	0.24
Net realized and unrealized gains (losses) on investments and foreign currencies	(1.46)	4.69	0.95	4.12	(1.13)
Total from investment operations	(1.16)	4.89	1.16	4.35	(0.89)
Less distributions from:
Net investment income	(0.30)	(0.20)	(0.21)	(0.23)	(0.25)
Net realized gains on investments	(1.23)	(2.11)	(0.29)	(1.27)	(1.47)
Total distributions	(1.53)	(2.31)	(0.50)	(1.50)	(1.72)
Net asset value at end of year	$19.23	$21.92	$19.34	$18.68	$15.83
Total return(a)	(5.27%)	25.35%	6.45%	27.58%	(4.80%)
Ratios/Supplementary Data:
Net assets at end of year (000’s)	$890,960	$964,142	$857,527	$953,085	$780,811
Ratio of total expenses to average net assets	0.91%	0.90%	0.92%	0.93%	0.93%
Ratio of net investment income to average net assets	1.47%	0.90%	1.21%	1.23%	1.25%
Portfolio turnover rate	15%	21%	38%	30%	31%

(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

ave maria world equity fund

per share data for a share outstanding throughout each year

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$19.17	$15.89	$15.99	$13.10	$15.08
Income (loss) from investment operations:
Net investment income	0.19	0.07	0.08	0.11	0.15
Net realized and unrealized gains (losses) on investments and foreign currencies	(3.16)	3.28	(0.10)	3.51	(1.49)
Total from investment operations	(2.97)	3.35	(0.02)	3.62	(1.34)
Less distributions from:
Net investment income	(0.19)	(0.07)	(0.08)	(0.11)	(0.15)
Net realized gains on investments	—	—	—	(0.62)	(0.49)
Total distributions	(0.19)	(0.07)	(0.08)	(0.73)	(0.64)
Net asset value at end of year	$16.01	$19.17	$15.89	$15.99	$13.10
Total return(a)	(15.50%)	21.06%	(0.15%)	27.66%	(8.87%)
Ratios/Supplementary Data:
Net assets at end of year (000’s)	$74,855	$92,908	$69,231	$73,902	$57,044
Ratio of total expenses to average net assets	1.12%	1.22%	1.26%	1.29%	1.34%
Ratio of net expenses to average net assets(b)	1.18%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets(b)	1.12%	0.40%	0.51%	0.77%	0.98%
Portfolio turnover rate	23%	16%	43%	37%	33%

(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions and/or recoupments.

ave maria focused fund

per share data for a share outstanding throughout each period

	Year Ended December 31, 2022	Year Ended December 31, 2021		Period Ended December 31, 2020(a)
Net asset value at beginning of period	$15.21	$12.43		$10.00
Income (loss) from investment operations:
Net investment loss	(0.08)	(0.10)		(0.03)
Net realized and unrealized gains (losses) on investments and foreign currencies	(5.24)	3.57		2.50
Total from investment operations	(5.32)	3.47		2.47
Less distributions from:
Net realized gains on investments	—	(0.69)		(0.04)
Net asset value at end of period	$9.89	$15.21		$12.43
Total return(b)	(34.98%)	27.96%		24.71	%(c)
Ratios/Supplementary Data:
Net assets at end of period (000’s)	$48,172	$63,476		$34,316
Ratio of total expenses to average net assets	1.14%	1.21%		1.29	%(d)
Ratio of net expenses to average net assets	1.14%	1.23	%(e)	1.25	%(d)(e)
Ratio of net investment loss to average net assets	(0.76%)	(0.82	%)(e)	(0.54	%)(d)(e)
Portfolio turnover rate	69%	27%		16	%(c)

(a)	Represents the period from the commencement of operations (May 1, 2020) through December 31, 2020.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratio was determined after advisory fee reductions and/or recoupments.

ave maria bond fund

per share data for a share outstanding throughout each year

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net asset value at beginning of year	$12.23	$11.99	$11.64	$11.11	$11.42
Income (loss) from investment operations:
Net investment income	0.26	0.20	0.22	0.22	0.19
Net realized and unrealized gains (losses) on investments	(0.61)	0.33	0.42	0.70	(0.14)
Total from investment operations	(0.35)	0.53	0.64	0.92	0.05
Less distributions from:
Net investment income	(0.26)	(0.20)	(0.22)	(0.22)	(0.19)
Net realized gains on investments	(0.15)	(0.09)	(0.07)	(0.17)	(0.17)
Total distributions	(0.41)	(0.29)	(0.29)	(0.39)	(0.36)
Net asset value at end of year	$11.47	$12.23	$11.99	$11.64	$11.11
Total return(a)	(2.85%)	4.38%	5.60%	8.30%	0.41%
Ratios/Supplementary Data:
Net assets at end of year (000’s)	$512,585	$502,768	$420,876	$394,850	$323,716
Ratio of total expenses to average net assets	0.41%	0.43%	0.47%	0.49%	0.50%
Ratio of net investment income to average net assets	2.21%	1.66%	1.87%	1.91%	1.68%
Portfolio turnover rate	21%	25%	47%	31%	26%

(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Privacy Notice

FACTS	WHAT DO THE AVE MARIA MUTUAL FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number

●    Assets

●    Retirement Assets

●    Transaction History

●    Checking Account Information

●    Purchase History

●    Account Balances

●    Account Transactions

●    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Ave Maria Mutual Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Ave Maria Mutual Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-726-9331

Who we are
Who is providing this notice?	Schwartz Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do the Ave Maria Mutual Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Ave Maria Mutual Funds collect my personal information?

We collect your personal information, for example, when you

● Provide account information

● Give us your contact information

● Make deposits or withdrawals from your account

● Make a wire transfer

● Tell us where to send the money

● Tell us who receives the money

● Show your government-issued ID

● Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●    Schwartz Investment Counsel, Inc., the investment adviser to the Ave Maria Mutual Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ● The Ave Maria Mutual Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Ave Maria Mutual Funds don’t jointly market.

AVE MARIA MUTUAL FUNDS

board of trustees

Donald J. Dawson, Jr.,

Lead Independent Trustee

John J. McHale, Jr.

Edward J. Miller

William A. Morrow

George P. Schwartz, CFA

investment adviser

SCHWARTZ INVESTMENT
COUNSEL, INC.

801 W. Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

734-455-7777

5060 Annunciation Circle, Suite 101

Ave Maria, Florida 34142

239-867-4520

administrator/transfer agent

ULTIMUS FUND SOLUTIONS, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

888-726-9331

custodian

US Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

distributor

ULTIMUS FUND DISTRIBUTORS, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

officers

George P. Schwartz, CFA, President

Timothy S. Schwartz, CFA, Treasurer

Cathy M. Stoner, CPA, IACCP,
Chief Compliance Officer

Robert C. Schwartz, Vice President/Secretary

Angela A. Simmons, Assistant Treasurer

Shannon Thibeaux-Burgess,
Assistant Secretary

Stephen L. Preston, Assistant Vice President

catholic advisory board

Paul R. Roney, Chairman

Raymond Arroyo

Scott Hahn

Lou Holtz, Emeritus

Larry Kudlow

Thomas S. Monaghan

Melissa Moschella

Father John Riccardo, Emeritus

independent registered
public accounting firm

DELOITTE & TOUCHE LLP

111 South Wacker Drive

Chicago, Illinois 60606

legal counsel

SULLIVAN & WORCESTER LLP

1666 K Street NW, Suite 700

Washington, D.C. 20006

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is Incorporated by reference In its entirety. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In tire Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds’ performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Funds, or to make inquiries about the Funds, please call toll-free:

888-726-9331

The Prospectus, the SAI, and the most recent shareholder reports are also available on tire Funds’ website at www.avamariafunds.com.

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as ‘Housbholding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however). You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at anytime by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Funds are available on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of information on the EDGAR Database on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

For information or assistance in opening an account, please contact your financial adviser, call toll-free 866-AVE-MARIA (866-283-6274) or visit
www.avamariafunds.com.

SCHWARTZ INVESTMENT COUNSEL, INC.

801 W. Ann Arbor Trail ● Suite 244 ● Plymouth, Michigan 48170
www.schwarlzinvest.com

File No. 811-07148

Schwartz Value Focused Fund RCMFX

MAY 1, 2023

prospectus

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Risk/Return Summary	1

Additional Investment Information	11

How to Purchase Shares	17

How to Redeem Shares	21

Dividends and Distributions	23

Taxes	24

Operation of the Fund	25

Calculation of Share Price	27

Financial Highlights	29

Privacy Notice	30

Additional Information	back cover

Risk/Return Summary

What is the Fund’s investment objective?

The investment objective of the Fund is to seek long-term capital appreciation.

What are the Fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80	%(1)
Other Expenses	0.48%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.30%
Fee Recoupment	0.08	%(2)
Less: Fee Waiver	0.11	%(2)
Total Annual Fund Operating Expenses After Fee Waiver/Recoupment	1.27	%(3)

(1)	Management Fees reflect a reduction in the annual percentage rate at which such fees are computed from 0.95% to 0.75%, effective May 1, 2022.

(2)	Schwartz Investment Counsel, Inc. (the “Adviser”) has contractually agreed to reduce Management Fees and reimburse Other Expenses so that “Total Annual Fund Operating Expenses” (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and extraordinary expenses) do not exceed 1.25%. Any management fee waivers and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the date such fees and expenses were waived or reimbursed, provided the repayment to the Adviser does not cause “Total Annual Fund Operating Expenses” (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and extraordinary expenses) of the Fund to exceed the contractual expense limitation at the time such amount was waived or repaid. This expense limitation is in effect until May 1, 2024 and may be terminated by the Fund or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (ii) the agreement terminates automatically if the Adviser ceases to serve as the Fund’s investment adviser. During the fiscal year ended December 31, 2022, the Adviser waived $36,210 of its management fees and recouped $25,276 of previous fee reductions.

(3)	Total Annual Fund Operating Expenses After Fee Waiver/Recoupment will not correlate to the ratio of net expenses to average net assets in the Fund’s Financial Highlights, which does not reflect “Acquired Fund Fees and Expenses.”

1

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level for a period of one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 129	$ 409	$ 710	$1,565

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal market conditions, the Fund invests at least 80% of its net assets, including the amount of any borrowings for investment purposes, in equity securities (which include common stocks, preferred stocks and securities convertible into common stocks). The Fund may invest in the securities of companies of any size, regardless of market capitalization. At times, depending on market and other conditions, the Fund may invest a substantial portion of its assets in a small number of issuers, industries or business sectors. The Fund may invest in special situation companies that have fallen out of favor with the market, but are expected to appreciate over time due to company-specific developments, rather than general business conditions or movements in the markets as a whole. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds or spin-offs) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new product introductions, changes in senior management or significant changes in a company’s cost structure. The Fund may invest in

2

equity securities of foreign issuers. The Fund will invest directly in foreign issuers or indirectly in the form of depositary receipts. Depositary receipts are stocks issued by a U.S. bank or broker that trade in the U.S. but represent ownership of securities issued by foreign companies.

The Fund may also invest in exchange-traded funds (“ETFs”) if the Adviser believes it is advisable to expose the Fund to the broad market or to broad market sectors or to protect against market risk without purchasing a large number of individual securities. ETFs differ from traditional index funds because their shares are listed on a securities exchange and can be traded intraday. When the Fund invests in an ETF, the Fund’s shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF. The Fund may invest in debt securities, which include U.S. Treasury notes and bonds, investment grade corporate debt securities, convertible debt securities and debt securities rated below investment grade (high yield or junk bonds). The Fund may also invest in cash or cash equivalents. The Fund’s cash level is a result of the Adviser’s individual security selection process, and therefore may vary, depending on the Adviser’s desired security weightings. Under normal market conditions, the Fund will limit its investment in ETFs, debt securities (including junk bonds), and cash or cash equivalents to no more than 20% of its net assets.

The Adviser uses fundamental security analyses to identify and purchase shares of companies that the Adviser believes are selling below their intrinsic value. The Adviser looks for companies whose market prices are below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. The price of stocks in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that may significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies or product offerings. The Adviser intends to hold securities for an average of 3 to 5 years under normal market conditions. The price of the securities held by the Fund are monitored in relation to the Adviser’s criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser’s valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results or economic factors or competitive developments adversely impair the company’s intrinsic value.

3

What are the principal risks of investing in the Fund?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. The value of an investment in the Fund may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, including wars or conflicts, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of COVID-19 has resulted in significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment. The U.S. Federal Reserve and the U.S. government have taken numerous measures to stimulate the U.S. economy and to address the economic impact of the COVID-19 pandemic. The extent of COVID-19 relief and prior monetary stimulus policies, among other factors, has resulted in higher inflation. The U.S. Federal Reserve and many foreign central banks are raising interest rates and taking other measures to control inflation, which at times has resulted in unusually high volatility and negatively impacted the markets. Economies and financial markets throughout the world have become interconnected, which increases the possibility that economic, financial or political events in one country could have a profound impact on global economies or markets. Other events that may arise in the future could exacerbate pre-existing political, social and economic risks in ways that cannot be predicted. U.S. companies with significant non-U.S. operations can be impacted by political, economic and regulatory developments in foreign markets. Stocks tend to move in cycles and may experience periods of turbulence and instability.

4

Foreign Exposure Risks. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, tariffs, expropriation or confiscatory taxation, delayed transaction settlement, limitations on the removal of money or other assets, political or social instability, war or conflicts, and nationalization of companies or industries. The risks associated with tensions or open conflict between nations, such as the Russian invasion of Ukraine, increasing trade tensions between China and its trading partners, government capital or currency controls, expropriation of assets, the United Kingdom’s departure from the European Union in 2020, commonly referred to as “Brexit,” the possibility of changes to some international trade agreements, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen. While the full impact of Brexit is unknown, there may be an extended period of political and economic uncertainty and market volatility that may adversely impact the prices and liquidity of securities held by the Fund.

Depositary receipts are subject to some of the same risks as direct investment in foreign companies and certain additional risks. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored depositary arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid directly by the depositary holders. Because unsponsored depositary arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored depositaries and voting rights for the deposited securities are not passed through to the holders.

Non-Diversification Risks. The Fund is classified as non-diversified and may therefore invest a greater percentage of its assets in the securities of a limited number of issuers than a fund that is diversified. At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers, industries or sectors, which may cause its share price to be more susceptible to any economic, business, political or regulatory occurrence affecting an issuer than a fund that is more widely diversified. The issuers that the Fund may emphasize will vary from time to time.

5

Sector Risks. If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss and share price volatility in the Fund. As of December 31, 2022, the Fund had 24.9% of the value of its net assets invested in a single stock within the real estate sector and 28.5% of the value of its net assets invested in the real estate sector. Certain stocks that are associated with the real estate sector, including the stock held by the Fund, operate as property leasing companies for a particular industry, such as the natural gas and crude oil industry, and may be more dependent on the strength of their underlying industry than the strength of the real estate market generally. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors that may be out of the control of the issuers of such securities, including changes in supply and demand, international political and economic developments and the success of exploration projects.

Holdings Risks. If the Fund emphasizes investments in a particular issuer or issuers or holds a smaller number of portfolio securities than other mutual funds, the Fund’s portfolio will be more susceptible to the depreciation of any one security than a fund that invests in a larger number of stocks. As of December 31, 2022, the Fund had 24.9% of the value of its net assets invested in a single issuer.

Security Selection and Investment Style Risks. Like any mutual fund, the Fund’s method of security selection may not be successful, and the Fund may underperform the stock market as a whole. If the Adviser’s opinion about the intrinsic value of a company is incorrect or if the intrinsic value of a company is not recognized by the market, a stock may not achieve the price appreciation anticipated by the Adviser. The Fund’s value style may cause it to underperform relative to funds that use a growth or non-value approach to investing or funds that have a broader investment style.

Market Capitalization Risks. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Small and mid-capitalization

6

companies may lack the management experience, financial resources, product diversification and other competitive strengths usually present in larger companies. Micro-cap companies may have limited product lines, markets and access to financing, and may lack the management depth of larger companies. In many instances, the securities of micro, small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

●	Debt Security Risks. Any debt securities held by the Fund are subject to certain risks, such as credit risk, interest rate risk and liquidity risk. At times there may be an imbalance of supply and demand in the markets which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency. Credit risk is the risk that the issuer of the security cannot meet its financial obligations. Issuers of junk bonds may not be as financially strong and may have a weakened capacity to pay interest or principal, when due, especially during periods of economic downturn or uncertainty. Interest rate risk is the risk that the Fund’s share price will be affected by changes in interest rates. When interest rates rise, the value of the Fund’s debt securities and share price generally will decline. Securities with longer maturities generally are more sensitive to interest rate changes than securities with shorter maturities. Potential changes in government policy affecting interest rates may cause debt securities to experience a heightened level of interest rate risk. The decision by the U.S. Federal Reserve to aggressively increase interest rates and sell some of the U.S. Government securities on its balance sheet to control the effects of inflation may present a greater risk than has historically been the case due to the recent period of low interest rates. Liquidity risk is the risk that a security cannot be sold at an advantageous time or price. Liquidity risk may be magnified in a rising interest rate environment, if there is a reduction in the inventories of traditional dealers, or in other circumstances. Lower rated securities may be subject to greater levels of liquidity risk.

ETF Risks. The Adviser may invest in certain types of ETFs to protect against market risk. Investments in ETFs generally present the same primary risks as investments in conventional investment companies, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.

7

Preferred Stock Risks. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after the company makes required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Convertible Security Risks. A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

Special Situation Company Risks. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results. The availability of special situation companies that present attractive investment opportunities may be sporadic, or rare in certain instances, which may detract from the Fund’s ability to pursue its investment objective.

What has been the Fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the Fund’s performance from year to year for each of the last ten calendar years, and by showing how the Fund’s average annual total returns for the 1, 5 and 10 year periods ended December 31, 2022 compare with those of a broad measure of market performance. The performance results through December 31, 2015 and portions of 2016 were achieved using an investment strategy that is different than the more focused strategy that is currently being used to manage the Fund. Certain performance information reflects fee reductions and/or expense reimbursements by the Adviser; without such fee reductions and/or expense reimbursements, returns would be less than those shown. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month-end, is available on the Fund’s website (www.schwartzvaluefocusedfund.com) or by calling 1-888-726-0753.

8

During the periods shown in the bar chart, the highest return for a quarter was 32.32% during the quarter ended March 31, 2021 and the lowest return for a quarter was -27.83% during the quarter ended March 31, 2020.

Average Annual Total Returns For Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years
SCHWARTZ VALUE FOCUSED FUND
Return Before Taxes	21.15%	14.09%	10.06%
Return After Taxes on Distributions	20.72%	13.37%	9.27%
Return After Taxes on Distributions and Sale of Fund Shares	12.52%	11.13%	8.02%

STANDARD & POOR’S 1500 INDEX (reflects no deduction for fees, expenses, or taxes)	-17.77%	9.15%	12.40%

9

Management of the Fund

Investment Adviser

Schwartz Investment Counsel, Inc.

Portfolio Managers

Timothy S. Schwartz, CFA, is the lead portfolio manager and George P. Schwartz, CFA, is co-portfolio manager of the Fund.

●	Timothy S. Schwartz, CFA, President and Chief Investment Officer of the Adviser, has acted as co-portfolio manager of the Fund since March 2008 and lead portfolio manager since January 2016.

●	George P. Schwartz, CFA, Chairman and Chief Executive Officer of the Adviser, has acted as a portfolio manager since the Fund’s inception in July 1993 and co-portfolio manager since January 2016.

Purchase and Sale of Fund Shares

Minimum Initial Investment - $2,500

Minimum Additional Investment – None, except that the minimum for participants in the Automatic Investment Plan is $50.

General Information. You may purchase or redeem (sell) shares of the Fund on each day that the Fund is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

Additional Investment Information

Investment Objective. The investment objective of the Fund is to seek long-term capital appreciation. Dividend and interest income is only an incidental consideration to the Fund’s investment objective. The Fund’s investment objective is fundamental and as such may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets, including the amount of any borrowings for investment purposes, in equity securities (which include common stocks, preferred stocks and securities convertible into common stocks). The Fund may invest in the securities of companies of any size, regardless of market capitalization. At times, depending on market and other conditions, the Fund may invest a substantial portion of its assets in a small number of issuers, industries or business sectors. The Fund may invest in special situation companies that have fallen out of favor with the market, but are expected to appreciate over time due to company-specific developments, rather than general business conditions or movements in the markets as a whole.

Principal Risks

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as rapid fluctuations in price or liquidity due to earnings and other developments affecting a particular company or industry, stock market trends and general economic conditions, investor perceptions, interest rates and other factors beyond the control of the Adviser. The value of an investment in the Fund may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, including conflicts or wars, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. For example, the outbreak of COVID-19 has resulted in significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment. The U.S. Federal Reserve and the U.S. government have taken numerous measures to stimulate the U.S. economy and to address the economic impact of the COVID-19 pandemic. The extent

11

of COVID-19 relief and prior monetary stimulus policies, among other factors, has resulted in higher inflation. The U.S. Federal Reserve and many foreign central banks are raising interest rates and taking other measures to control inflation, which at times has resulted in unusually high volatility and negatively impacted the markets. Economies and financial markets throughout the world have become interconnected, which increases the possibility that economic, financial or political events in one country could have a profound impact on global economies or markets. U.S. companies with significant non-U.S. operations can be impacted by political, economic and regulatory developments in foreign markets. Stocks tend to move in cycles and may experience periods of turbulence and instability.

Foreign Exposure Risks. Investments in foreign securities involve risks that may be different from those of U.S. securities, including the risk that foreign economies may be less stable than the U.S. economy. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, tariffs, expropriation or confiscatory taxation, delayed transaction settlement, limitations on the removal of money or other assets, political or social instability, and nationalization of companies or industries. Tensions or open conflict between nations, such as the Russian invasion of Ukraine, increasing trade tensions between China and its trading partners, a rise in protectionist trade policies, slowing global economic growth, the risks of Brexit, the possibility of changes to some international trade agreements, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen.

Depositary receipts are subject to some of the same risks as direct investment in foreign companies and certain additional risks. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored depositary arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid directly by the depositary holders. Because unsponsored depositary arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored depositaries and voting rights for the deposited securities are not passed through to the holders.

Non-Diversification Risks. The Fund is classified as non-diversified and may therefore invest a greater percentage of its assets in the securities of a limited number of issuers than a fund that is diversified. At times, the Fund

12

may overweight a position in a particular issuer or emphasize investment in a limited number of issuers, industries or sectors, which may cause its share price to be more susceptible to any economic, business, political or regulatory occurrence affecting an issuer than a fund that is more widely diversified. The issuers that the Fund may emphasize will vary from time to time.

Sector Risks. If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss and share price volatility in the Fund. As of December 31, 2022, the Fund had 24.9% of the value of its net assets invested in a single stock within the real estate sector and 28.5% of the value of its net assets invested in the real estate sector. Certain stocks that are associated with the real estate sector, including a stock held by the Fund, operate as property leasing companies for a particular industry, such as the natural gas and crude oil industry, and may be more dependent on the strength of their underlying industry than the strength of the real estate market generally. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors that may be out of the control of the issuers of such securities, including changes in supply and demand, international political and economic developments and the success of exploration projects.

Holdings Risks. If the Fund emphasizes investments in a particular issuer or issuers or holds a smaller number of portfolio securities than other mutual funds, the Fund’s portfolio will be more susceptible to the depreciation of any one security than a fund that invests in a larger number of stocks. As of December 31, 2022, the Fund had 24.9% of the value of its net assets invested in a single issuer.

Security Selection and Investment Style Risks. Like any mutual fund, the Fund’s method of security selection may not be successful, and the Fund may underperform the stock market as a whole. If the Adviser’s opinion about the intrinsic value of a company is incorrect or if the intrinsic value of a company is not recognized by the market, a stock may not achieve the price appreciation anticipated by the Adviser. The Fund’s value style may go out of favor with investors.

Market Capitalization Risks. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes

13

in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Small and mid-capitalization companies may lack the management experience, financial resources, product diversification and other competitive strengths usually present in larger companies. Micro-cap companies may have limited product lines, markets and access to financing, and may lack the management depth of larger companies. In many instances, the securities of micro, small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

Debt Security Risks. Any debt securities held by the Fund are subject to certain risks, such as credit risk, interest rate risk and liquidity risk. At times there may be an imbalance of supply and demand in the markets which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency. Credit risk is the risk that the issuer of the security cannot meet its financial obligations. Issuers of junk bonds may not be financially strong and may have a weakened capacity to pay interest or principal, when due, especially during periods of economic downturn or uncertainty. Interest rate risk is the risk that the Fund’s share price will be affected by changes in interest rates. When interest rates rise, the value of the Fund’s debt securities and share price generally will decline. Securities with longer maturities generally are more sensitive to interest rate changes than securities with shorter maturities. Potential changes in government policy affecting interest rates may cause debt securities to experience a heightened level of interest rate risk. The decision by the U.S. Federal Reserve to aggressively increase interest rates and sell some of the U.S. Government securities on its balance sheet in order to control the effects of inflation may present a greater risk than has historically been the case due to the recent period of low interest rates. Liquidity risk is the risk that a security cannot be sold at an advantageous time or price. Liquidity risk may be magnified in a rising interest rate environment, if there is a reduction in the inventories of traditional dealers, or in other circumstances. Lower rated securities may be subject to greater levels of liquidity risk.

ETF Risks. Investments in ETFs generally present the same primary risks as investments in conventional investment companies, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.

14

Preferred Stock Risks. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after the company makes required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Convertible Security Risks. A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

Special Situation Company Risks. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results. The availability of special situation companies that present attractive investment opportunities may be sporadic, or rare in certain instances, which may detract from the Fund’s ability to pursue its investment objectives.

Non-Principal Investment Strategies

Temporary Defensive Strategies/Cash Positions. For temporary defensive purposes, the Fund may from time to time invest a significant portion, and possibly all, of its assets in U.S. Government obligations or money market instruments. The Fund may also hold U.S. Government obligations or money market instruments for liquidity purposes, as funds awaiting investment, to accumulate cash for anticipated purchases and to provide for shareholder redemptions or operational expenses. “U.S. Government obligations” include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities that have been established or sponsored by the U.S. Government. The money market instruments that the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, shares of money market mutual funds, commercial paper rated A-1 by S&P Global Ratings or Prime-1 by Moody’s Investors Service, Inc., repurchase

15

agreements, bank debt instruments (certificates of deposit, time deposits and bankers’ acceptances), and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. To the extent the Fund invests in money market mutual funds, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such money market funds’ advisory and operational fees.

Illiquid Securities. The Fund will not invest more than 15% of the value of its net assets in securities or other investments that are illiquid. Illiquid securities are investments that cannot reasonably be expected to be sold or disposed of within seven calendar days in current market conditions, without significantly impacting the market value of the investment.

Non-Principal Risks

Temporary Defensive Strategies. U.S. Government obligations may or may not be backed by the “full faith and credit” of the U.S. Government. There is a risk that the U.S. Government will not provide financial support to U.S. government agencies or instrumentalities that are not backed by the “full faith and credit” of the U.S. Government if it is not obligated to do so by law. When the Fund invests for temporary defensive purposes, these investments may conflict with or impair the Fund’s ability to achieve its investment objective.

Liquidity Risk. Liquidity risk is the risk that a security cannot be sold at an advantageous time and/or price in the secondary market, which could prevent the Fund from selling an investment at the approximate price that it is valued or the time it desires to sell. Liquidity risk may be magnified during times of financial or political stress. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets, which has raised concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity.

Inflation Risk. The Fund is subject to inflation risk, which is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The rate of inflation in many countries has increased in recent years, due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation and the Russian invasion of Ukraine, among other factors. Unanticipated or persistent inflation may also have a material adverse impact on the financial condition or results of a company’s operations which may cause the value of the Fund’s holdings in such companies to decline.

16

How to Purchase Shares

Your initial investment in the Fund ordinarily must be at least $2,500. The Fund may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. The minimum investment requirement may also be waived for certain financial intermediaries and organizations (including omnibus accounts) that have lower minimum investment amounts. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order in proper form by the Fund. Purchase orders received by the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”) by 4:00 p.m., Eastern time, are priced at that day’s net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are priced at the net asset value next determined on the following business day. An order is considered to be in proper form if it is complete, contains all necessary information to process the order and is delivered in a manner set forth in this prospectus.

Opening a New Account. You may open an account and make an initial investment in the Fund by sending a check and a completed account application to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the “Schwartz Value Focused Fund.” You may not use ACH to make an initial investment.

All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, “starter” checks, travelers’ checks, credit card checks, post-dated checks, cashier’s checks, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through brokerage firms or financial institutions or sub-agents of such brokerage firms or financial institutions that are authorized to accept purchase orders on behalf of the Fund. Your order will be considered to have been received by the Fund when the authorized brokerage firm, financial institution, or its authorized designee, accepts the purchase order. Your purchase will be made at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they

17

invest for specific instructions on how to purchase and redeem shares. The Adviser (from its own revenues) may pay such organizations for administrative, shareholder subaccounting and other services, including sales-related services, based on the number of accounts and/or the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of the Fund. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Fund.

By Wire. Provided the Transfer Agent has received a completed account application, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent at 888-726-0753 for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail or fax (877-513-0756) a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days prior notice to shareholders.

Adding to Your Account. You may purchase and add shares to your account by mail, by bank wire transfer or through your brokerage firm or other financial institution. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the “Schwartz Value Focused Fund.” In order to purchase additional shares of the Fund by bank wire, please telephone the Transfer Agent at 888-726-0753 for instructions. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose this requirement. All purchases are made at the net asset value next determined after receipt of a purchase order by the Fund.

Automatic Investment Plan (“AIP”) and Direct Deposit Plan. You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account on the date(s) specified in your Account Application. Under the AIP, investments in the Fund must be at least $50. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days’ written notice, to make reasonable charges for this service.

18

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Please call 888-726-0753 for more information.

Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

Frequent Purchases and Redemptions of Fund Shares. In general, the Fund is designed for long-term investment and not as a frequent or short-term trading (“market timing”) vehicle. The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, will monitor shareholder trading activity in order to ensure it complies with the Fund’s policies. The Fund will also prepare reports illustrating purchase and redemption activity to detect market timing activity. The Fund believes that market timing

19

activity is not in the best interests of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Fund’s investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund’s ability to provide maximum investment return to all shareholders; and potentially diluting the value of Fund shares. These risks can have an adverse effect on the Fund’s performance. The Fund reserves the right at any time to reject any purchase request that it believes to be market timing; modify any terms or conditions of purchases of shares of the Fund; or withdraw all or any part of the offering made by this Prospectus. If a purchase order is rejected, shareholders will be responsible for any resulting losses or fees imposed by their financial institution. Financial intermediaries may establish omnibus accounts in the Fund for their clients. The Fund relies on intermediaries to help enforce its market timing policies. Although the Fund has taken steps to discourage frequent purchases and redemptions of its shares, the Fund cannot guarantee that such trading will not occur. Each of the restrictions on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

Additional Information. The Fund will mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund and Ultimus Fund Distributors, LLC (the “Distributor”) reserve the right to limit the amount of investments and to refuse to sell to any person.

The Fund’s account application contains provisions in favor of the Fund, the Adviser, the Transfer Agent, the Distributor and certain of their affiliates, excluding such entities from liability in connection with the performance of any acts instructed by the shareholder; provided, however, that such entities will be excluded from liability only if such entities have acted within applicable standards of reasonable care. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

By sending your check to the Fund or the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

20

If an order to purchase shares is cancelled because your check or electronic payment does not clear, you will be charged a fee of $25 and you will be responsible for any other resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

How to Redeem Shares

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund’s account records. Redemption requests must be received prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order to receive the net asset value calculated on that day. Redemption proceeds by check will normally be sent on or before the fifth business day following the redemption request and redemption proceeds by wire will normally be sent on the business day following the redemption request, if the request is in proper form.

Signature Guarantees. To protect your account and the Fund from fraud, a signature guarantee may be required to make sure that you are the person who has authorized a redemption. You will need your signature guaranteed if (i) the shares to be redeemed have a value of more than $50,000; (ii) the name(s) or the address on your account has been changed within the previous 15 days of your redemption request; (iii) your bank account information has changed within 30 days of your redemption request; (iv) you request that your redemption be mailed to an address other than the address on record with the Fund; or (v) you request that your redemption be made payable to a person not on record with the Fund. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion Program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

By Wire. Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial banking institution or brokerage firm in the United States as designated on your application. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon 30 days’ written notice, to make

21

reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Receiving Payment. Whether you request payment by check, wire, or ACH, your redemption proceeds will be sent to you within 3 business days after receipt of your redemption request in the form described above. However, payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. The payment for your redemption will be based on the next calculated share price on the date of your redemption request, even if the payment is delayed due to a recent purchase. To eliminate this delay, you may purchase shares of the Fund by certified check or wire transfer.

The Fund typically expects to meet redemption requests from the sale of its cash holdings (money market instruments) or from the sale of other portfolio assets. These methods will typically be used during both regular and stressed market conditions.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund. Your request will be considered to have been received by the Fund when the authorized brokerage firm, financial institution, or its authorized designee, accepts the redemption order. Your redemption will be made at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Fund.

Systematic Withdrawal Plan. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly, quarterly or semi-annual payments in a specified amount of not less than $50 each by authorizing the Fund to redeem the necessary number of shares periodically. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges or to terminate the plan upon 60 days’ written notice. Telephone the Transfer Agent toll-free at 888-726-0753 for additional information.

22

IRA Redemptions. If you do not want federal income taxes withheld from your redemption of shares from your IRA account, you must specify this in your redemption request. Otherwise, your redemption will be subject to federal withholding taxes.

Additional Information. At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $2,500 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund’s intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than five business days under unusual circumstances as determined by the Securities and Exchange Commission.

The Fund, when it is deemed to be in the best interests of the Fund’s shareholders, may make payment for shares redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

Dividends and Distributions

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

Share Option —	income distributions and capital gains distributions reinvested in additional shares

Income Option —	income distributions paid in cash; capital gains distributions reinvested in additional shares

Cash Option —	income distributions and capital gains distributions paid in cash

23

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

Taxes

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to shareholders. Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. The Fund expects most of its distributions to be in the form of capital gains; however, the nature of the Fund’s distributions could vary in any given year.

If your shares are held in a taxable account, you will generally have a taxable capital gain or loss if you sell your Fund shares. The amount of the gain or loss and the rate of tax will depend primarily upon how much you paid for the shares (your “cost basis”), how much you sold them for, and how long you held them. Your total cost basis is generally the original amount paid for Fund shares, plus the value of reinvested dividends and reinvested capital gains distributions. The Emergency Economic Stabilization Act of 2008 requires mutual funds to report cost basis information to the IRS for any sale of mutual fund shares acquired after January 1, 2012. Unless you specify an alternate cost basis method, the Fund will default to the average cost method when calculating cost basis.

Distributions of net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends from net investment income may be eligible, in whole or in part, for the dividends received deduction available to

24

corporations. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets and depending upon a shareholder’s annual taxable income. Redemptions of shares are taxable events on which you may realize a gain or loss.

If you buy shares of the Fund shortly before the record date of a distribution, you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income includes dividends paid by the Fund and capital gains from any sale of Fund shares.

The Fund will mail you a statement annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

You should consult your tax advisor about the tax consequences of distributions, redemptions, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See “Taxes” in the Statement of Additional Information (“SAI”) for further information.

Operation of the Fund

The Fund is a non-diversified series of Schwartz Investment Trust (the “Trust”), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

Investment Adviser. The Trust retains Schwartz Investment Counsel, Inc., 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170, to manage the Fund’s investments. The Adviser has been registered as an investment adviser since 1988 and had approximately $2.7 billion of assets under management as of December 31, 2022. The controlling shareholder of the Adviser is George P. Schwartz, who is Chairman and President of the Trust and Chief Executive Officer of the Adviser.

25

As of May 1, 2022, the Fund pays an investment advisory fee to the Adviser computed at the annual rate of 0.75% of the Fund’s average daily net assets. Prior to May 1, 2022, the Fund paid an investment advisory fee to the Adviser computed at the annual rate of 0.95% of the Fund’s average daily net assets. The Adviser has contractually agreed, through May 1, 2024, to reduce its investment advisory fees and reimburse other expenses so that aggregate ordinary operating expenses (excluding interest on borrowings, taxes, brokerage costs, acquired fund fees and expenses, litigation and other extraordinary expenses) do not exceed an annual rate of 1.25% of the Fund’s average daily net assets. Any advisory fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the date which such fee reductions or expense reimbursements were waived or reimbursed, provided the repayment to the Adviser does not cause the Fund’s aggregate ordinary operating expenses to exceed 1.25% of the Fund’s average daily net assets. The Board of Trustees has authorized in advance these repayments to the Adviser. During the fiscal year ended December 31, 2022, the Fund paid an investment advisory fee at the annual rate of 0.80% of its average daily net assets (after advisory fee reductions and fee recoupments).

A discussion of the factors considered by the Board of Trustees in its most recent approval of the Fund’s investment advisory agreement, including its conclusions with respect thereto, will be available in the Fund’s semi-annual report for the period ending June 30, 2023.

Portfolio Managers. Timothy S. Schwartz, CFA, is the lead portfolio manager and George P. Schwartz, CFA, is co-portfolio manager of the Fund. Each portfolio manager is responsible for the day-to-day execution of investment policy, portfolio management and investment research for the Fund. Mr. Timothy Schwartz joined the Adviser in 1998 and currently serves as President and Chief Investment Officer. Mr. George Schwartz has been the Chairman and Chief Executive Officer of the Adviser for more than 30 years and served as President until January 2014. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.

Additional Information. The Fund enters into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time.

26

Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly, by federal or state securities laws that may not be waived.

Distributor. Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the distributor of shares of the Fund. The Distributor is a wholly-owned subsidiary of the Transfer Agent. The Fund may be distributed through other broker-dealers as well.

Portfolio Holdings and Disclosure Policy. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

Calculation of Share Price

On each day that the Fund is open for business, the price (net asset value) of the Fund’s shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business each day the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund’s net asset value is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is received in proper form.

The Fund’s portfolio securities are valued as follows: (1) securities that are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price, or, if an Official Closing Price is not available, at the most recently quoted bid price, (3) securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price, (4) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, (5) fixed income securities are

27

generally valued using prices provided by an independent pricing service, and (6) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith by the Adviser in accordance with consistently applied procedures established by the Adviser and adopted and overseen by the Board of Trustees. The Board has appointed the Adviser as the valuation designee to fair value securities or other investments pursuant to procedures approved by the Fund’s Board. When fair value pricing is employed, the prices used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. To the extent any assets of the Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund’s net asset value with respect to those assets is calculated based upon the net asset values reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. The Fund’s net asset value will fluctuate with the value of the securities it holds.

To the extent the Fund invests in foreign securities that may be traded in foreign markets on days when the Fund does not calculate its net asset value, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased or sold. Conversely, trading in some of the Fund’s foreign securities may not occur on days when the Fund is open for business. In view of these circumstances, and because the value of foreign securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the Fund that trade in foreign markets will frequently be priced at their fair value.

28

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018
Net asset value at beginning of year	$37.52	$30.54	$28.03	$23.62	$26.44
Income (loss) from investment operations:	0.39	0.12	0.15	(0.03)	(0.08)
Net investment income (loss)
Net realized and unrealized gains (losses) on investments	7.54	9.39	3.11	4.44	(2.08)
Total from investment operations	7.93	9.51	3.26	4.41	(2.16)
Less distributions from:
Net investment income	(0.39)	(0.12)	(0.15)	—	—
Net realized gains on investments	—	(2.41)	(0.60)	—	(0.66)
Total distributions	(0.39)	(2.53)	(0.75)	—	(0.66)
Net asset value at end of year	$45.06	$37.52	$30.54	$28.03	$23.62
Total return(a)	21.15%	31.14%	11.62%	18.67%	(8.14%)
Ratios/Supplementary Data:	$51,773	$23,561	$18,097	$22,461	$19,428
Net assets at end of year (000’s)
Ratio of total expenses to average net assets	1.28%	1.51%	1.71%	1.61%	1.67%
Ratio of net expenses to average net assets(b)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets(b)	1.39%	0.28%	0.49%	(0.13%)	(0.31%)
Portfolio turnover rate	14%	18%	45%	28%	34%

(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions and/or recoupments.

29

Privacy Notice

FACTS	WHAT DOES THE SCHWARTZ VALUE FOCUSED FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number

●    Assets

●    Retirement Assets

●    Transaction History

●    Checking Account Information

●    Purchase History

●    Account Balances

●    Account Transactions

●    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Schwartz Value Focused Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Schwartz Value Focused Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-726-0753

30

Who we are
Who is providing this notice?	Schwartz Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How does the Schwartz Value Focused Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Schwartz Value Focused Fund collect my personal information?

We collect your personal information, for example, when you

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tell us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●    Schwartz Investment Counsel, Inc., the investment adviser to the Schwartz Value Focused Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ● The Schwartz Value Focused Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Schwartz Value Focused Fund doesn’t jointly market.

31

SCHWARTZ VALUE FOCUSED FUND

Board of Trustees

Donald J. Dawson, Jr.,
Lead Independent Trustee
John J. McHale, Jr.
Edward J. Miller
William A. Morrow
George P. Schwartz, CFA

Investment Adviser

SCHWARTZ INVESTMENT COUNSEL, INC.
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170
734-455-7777

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

239-867-4520

Administrator/Transfer Agent

ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707

Cincinnati, Ohio 45246-0707
888-726-0753

Legal Counsel

SULLIVAN & WORCESTER LLP
1666 K Street NW, Suite 700
Washington, D.C. 20006

Officers

George P. Schwartz, CFA, President
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP,
Chief Compliance Officer
Robert C. Schwartz, Vice President/Secretary
Angela A. Simmons, Assistant Treasurer
Shannon Thibeaux-Burgess, Assistant Secretary
Stephen L. Preston, Assistant Vice President

Independent Registered Public Accounting Firm

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606

Distributor

ULTIMUS FUND DISTRIBUTORS, LLC

225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian

US BANK, N.A.
425 Walnut Street

Cincinnati, Ohio 45202

(This page intentionally left blank)

SCHWARTZ INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2023

Ave Maria Value Fund (AVEMX)

Ave Maria Growth Fund (AVEGX)

Ave Maria Rising Dividend Fund (AVEDX)

Ave Maria World Equity Fund (AVEWX)

Ave Maria Focused Fund (AVEAX)

Ave Maria Bond Fund (AVEFX)

This Statement of Additional Information (“SAI”) supplements the Prospectus offering shares of the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund and the Ave Maria Bond Fund (the “Funds”). This SAI, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Funds, dated May 1, 2023, as it may be revised or supplemented from time to time.

Because this SAI is not a prospectus, no investment in shares of the Funds should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Funds. A copy of the Funds’ Prospectus may be obtained by writing the Funds at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Funds toll-free at 888-726-9331, or on the Funds’ website: www.avemariafunds.com. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

1

STATEMENT OF ADDITIONAL INFORMATION

Schwartz Investment Trust

801 W. Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

THE TRUST	3
INVESTMENT POLICIES AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	25
TRUSTEES, OFFICERS AND CATHOLIC ADVISORY BOARD MEMBERS	29
THE INVESTMENT ADVISER	36
Portfolio Managers	39
SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS	41
PORTFOLIO TURNOVER	45
CALCULATION OF SHARE PRICE	46
SHAREHOLDER ACCOUNTS	46
TAXES	48
REDEMPTION IN KIND	52
PRINCIPAL SECURITY HOLDERS	52
CUSTODIAN	53
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53
LEGAL COUNSEL	53
TRANSFER AGENT AND ADMINISTRATOR	53
THE DISTRIBUTOR	54
FINANCIAL STATEMENTS	54
APPENDIX A - RATINGS DESCRIPTIONS	55
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES	59

2

THE TRUST

Schwartz Investment Trust (the “Trust”), an open-end management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers seven series of shares to investors: the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund and the Ave Maria Bond Fund (referred to individually as a “Fund” and collectively as the “Funds” or the “Ave Maria Mutual Funds”) and the Schwartz Value Focused Fund. This SAI provides information relating to the Ave Maria Mutual Funds. Information relating to the Schwartz Value Focused Fund is in a separate SAI. Each series has its own investment objective, strategies and policies. The Ave Maria Focused Fund is a non-diversified series of the Trust and the five other Ave Maria Mutual Funds are diversified series of the Trust.

Shares of the Funds have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Funds are not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with the other shares of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of a Fund, the shareholders of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies that may be changed by the Board of Trustees (the “Board of Trustees” or the “Board”) without shareholder approval.

Commercial Paper. Commercial paper consists of short-term (usually from 1 day to 270 days) unsecured promissory notes issued by corporations to finance their current operations. The Funds will only invest in commercial paper if rated A-1 by Standard & Poor’s Global Ratings (“S&P”)

3

or Fitch Ratings (“Fitch”), or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by S&P or Fitch or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds’ policy with respect to illiquid investments unless, in the judgment of Schwartz Investment Counsel, Inc. (the “Adviser”), such note is liquid.

Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or corporate developments could materially impact the ability of an issuer to pay principal and interest, when due.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships that exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1. Commercial paper rated F-1+ by Fitch has exceptionally strong credit quality and the strongest degree of assurance for timely payment. F-1 paper has very strong credit quality, F-2 has good credit quality and F-3 has fair credit quality, with the assurance for timely payment adequate, but adverse changes could cause the securities to be rated below investment grade.

Bank Debt Instruments. Bank debt instruments consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation (the “FDIC”). Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period (usually from 14 days to 1 year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period at a stated interest rate. Each Fund will not invest in time deposits maturing in more than 7 days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

4

These bank debt instruments are generally not insured by the FDIC or any other government agency, except that certificates of deposit may be insured for up to $250,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

When-Issued Securities. Each Fund may purchase securities on a forward commitment or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase. The Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities and if delivery and payment for the securities occurs within 35 days after the date of the transaction. In connection with these investments, the Funds will direct their custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund’s commitments to purchase securities on a when-issued basis. The purpose and effect of this is to prevent the Funds from gaining investment leverage from when-issued transactions. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of such Fund’s assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than such Fund’s payment obligation). Although the Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. A Fund will not accrue income with respect to a when-issued security prior to its stated delivery date. Each Fund, except the Ave Maria Bond Fund, does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

5

Rule 18f-4 under the 1940 Act permits the Funds to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian or with banks or broker-dealers that have been approved as adequately creditworthy by the Adviser. There is no limit on the amount that the Funds may invest in repurchase agreements; however, a Fund will not enter into a repurchase agreement not terminable within 7 days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities. The Funds do not intend to engage in reverse repurchase agreement transactions.

Although the securities subject to a repurchase agreement might bear maturities exceeding 1 year, settlement for the repurchase will never be more than 1 year after a Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time a Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding 1 day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must be of a credit quality at least equal to a Fund’s investment criteria for portfolio securities and will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Funds, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

6

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Funds would be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Lending Portfolio Securities. The Ave Maria Growth Fund and the Ave Maria Bond Fund may each lend a portion of its portfolio securities. Such loans may not exceed 10% of the net assets of the lending Fund. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. Government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, the lending Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.

Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within 1 business day in the event that its value should become less than 102% of the market value of the loaned securities. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration that can be earned from such loans justifies the risk.

The borrower, upon notice, must redeliver the loaned securities within 3 business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the lending Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal.

In making such loans, the Funds may utilize the services of a loan broker and pay a fee therefor. The Funds may incur additional custody fees for services in connection with lending of securities. During the December 31, 2022 fiscal year, the Ave Maria Growth Fund and the Ave Maria Bond Fund did not engage in any securities lending activities and therefore did not receive any income related to securities lending.

U.S. Government Obligations. “U.S. Government obligations” include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of 1 year or less; Treasury Notes have initial maturities of 1-10 years; and Treasury Bonds generally have initial maturities of greater than 10 years. U.S. Government obligations also include treasury inflation-protected securities (“TIPS”) that have an inflation

7

adjustment applied to the principal according to changes in the Consumer Price Index.

Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

Government debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. The total public debt of the U.S. as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn and has accelerated with the U.S. Government’s response to the COVID-19 pandemic. The U.S. Government adopted the Coronavirus Aid, Relief and Economic Security Act (the “CARES ACT”) in 2020 and the American Rescue Plan in 2021, which are directed towards supporting American workers and businesses adversely affected by the economic upheaval from the COVID-19 pandemic. Fiscal stimulus packages such as the CARES Act and the American Rescue Plan Act are the largest economic stimulus packages in recent history. The U.S. Government is also investing significantly in infrastructure and national defense and government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Because there is little precedent for this situation, it is difficult to predict the impact on the markets of this or other significant policy changes. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systematic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due, which may adversely impact the value of certain instruments held by a Fund. In August 2011, S&P lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. Government-sponsored enterprises. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. S&P continues to affirm its AA+ long-term credit rating on the U.S. and its rating outlook of stable. Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued by the U.S. Government may

8

experience credit downgrades. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in both the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of certain types of debt. Political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund’s investments and increase uncertainty in or impair the operation of the U.S. and other securities markets.

Zero Coupon Securities. The Ave Maria Bond Fund may invest up to 10% of its net assets in zero coupon U.S. Government and corporate debt securities, which do not pay current interest, but are purchased at a discount from their face values. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit qualities.

Inflation-Indexed Securities. Inflation-indexed securities are income-generating instruments whose interest and principal payments are adjusted for inflation. TIPS are inflation-linked securities issued by the U.S. Government. Inflation-indexed securities are also issued by corporations, U.S. Government agencies, states and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index (“CPI”). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation-adjustment feature, inflation-indexed securities typically have lower yields than conventional fixed-rate bonds.

Inflation-indexed securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%). If inflation is negative, the principal and income of an inflation-indexed security will decline and could result in losses for a Fund.

Equity Securities. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increased production costs. The value of a company’s stock is also based upon investor sentiment and market perceptions. The increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. Since passive investing strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies, rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies. The value of a company’s stock also may be affected by changes in the

9

financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national or global economic disturbances based on unknown weaknesses in the markets in which the Funds invest. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Governmental and quasi-governmental authorities and regulators throughout the world, such as the Board of Governors of the U.S. Federal Reserve System in the United States (“Federal Reserve”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 and 2021 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic, which has contributed to higher inflation. Many central banks across Europe, Asia and elsewhere have adopted similar economic relief packages. In 2022, the Federal Reserve ended various stimulus packages and introduced quantitative tightening, which has caused market downturns, disruptions and volatility. In addition, political events within the U.S. and abroad, terrorism, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, may add to instability and could negatively impact financial markets and the performance of a Fund.

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact companies or foreign exchange rates in a different country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Some governmental authorities at times have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on the financial markets. The withdrawal of support, failure of efforts in response to a financial crisis or investor perceptions that these efforts are not succeeding could negatively affect financial markets in general as well as the values and liquidity of certain securities. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that a Fund could be prohibited from investing in securities issued by companies that are subject to such restrictions. The imposition of protectionist trade policies and sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country. The health crisis caused by the coronavirus outbreak has exacerbated other pre-existing political, social, and economic risks in certain countries and has negatively affected the global economy as well as the economics of individual countries and the markets in general, in significant and unforeseen ways. The pandemic has disrupted the supply chains that many businesses depend upon

10

and accelerated trends towards working remotely and shopping on-line, which has negatively affected certain business sectors and companies that have been slow to transition to an on-line business model. The government’s response to these events, including emergency health measures, welfare benefit programs, fiscal stimulus, industry support programs and measures that impact interest rates, among other responses, has also impacted the financial markets and the value of a Fund’s holdings. These disruptions have led to general concern and uncertainty that has negatively affected the global economies and the stability of the global financial markets and resulted in an increase in defaults and bankruptcies.

Various countries have recently seen significant internal conflicts and in some cases, civil wars and new disturbances due to acts of war or other political developments. Russia’s invasion of Ukraine in February 2022, and corresponding subsequent events, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union (“EU”) of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. In addition, the United States has banned oil and other energy imports from Russia, the EU has imposed a partial embargo on Russian crude oil and petroleum products, and the United Kingdom (“UK”) phased out oil imports from Russia at the end of 2022. These sanctions, the potential for future sanctions, and Russia’s retaliatory responses to other sanctions and actions, may continue to adversely impact the Russian economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or decline in the value and liquidity of Russian securities, property or interests. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. These, and other events, have put Russia’s economy into a recession.

Foreign Securities. Subject to each Fund’s investment policies and quality standards, each Fund may invest in securities of foreign issuers that trade on a foreign securities exchange or in the over-the-counter markets. The Funds may also invest indirectly in such companies in the form of American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a mutual fund that invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. A change in the value of a currency in which a security is denominated against the U.S. dollar will result in a corresponding change in the U.S. dollar value of that security and such a change may also affect the value and income of the securities of issuers who are exposed to that currency. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of securities denominated in (or otherwise exposed to) that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of securities

11

denominated in (or otherwise exposed to) that currency will decline. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by political and economic events occurring inside and outside the U.S., many of which may be difficult, if not impossible to predict. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S. U.S. Government policies have, at times in the past, discouraged certain investments abroad by U.S. investors through imposition of currency controls, changes in tax policy and other restrictions.

General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by a Fund. For example, EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. European financial markets have experienced volatility and have been adversely affected by concerns of economic downturns, credit rating downgrades, rising government debt and possible default on or restructuring of government debt in several European countries. In June 2016, the UK voted in a referendum to leave the EU, thereby initiating the British exit (commonly known as “Brexit”) and on January 1, 2021, the free movement of people and goods and services between the UK and the EU ended. This has resulted in changes to European travel, duty-free shopping and immigration rules, as well as substantial volatility in foreign exchange markets and a depreciation in the value of the British pound against other currencies. Brexit has also exacerbated existing inflationary and supply chain challenges. The Funds face risks associated with the potential uncertainty and consequences that may follow Brexit, including instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. Any of these effects of Brexit could adversely affect any of the companies to which a Fund has exposure and any other assets in which a Fund invests.

Both in developed and developing countries, crises may arise that have the potential to severely erode the value of investments. These episodes may include instances of default, restructuring, economic pressures introduced by significant commodity price declines, wars or conflicts, or severe devaluations of foreign currency with respect to the U.S. dollar. In the past, governmental

12

and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In addition, financial regulators, including the Federal Reserve and the European Central Bank, at times have taken steps to maintain historically low interest rates, devalue their currencies substantially or to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, curtail or taper these activities could have substantial negative effects on financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not succeeding, could negatively affect financial markets generally as well as the values and liquidity of certain securities.

If a Fund invests a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, foreign country, or particular market, it will have more exposure to regional and country economic risks than a fund that invests throughout the world’s economies. A recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent a Fund invests in the securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments. Certain of these risks may also apply to stocks of U.S. companies that conduct a significant amount of business in non-U.S. markets or rely upon suppliers from non-U.S. markets.

Emerging Markets. Emerging market countries are those considered to include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Investments in emerging market countries may include special risks in addition to those generally associated with foreign investing. The value of investments in emerging market countries may be more volatile due to greater uncertainties of investing in less established markets with lower trading volumes and economies that are not as developed or diverse. Governments of many emerging market countries have exercised substantial influence over many aspects of the private sector through ownership or control of many companies and the future actions of these governments could have a significant effect on economic conditions in emerging markets. With respect to certain emerging market countries, the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property, political or social instability or diplomatic developments could adversely affect investments by U.S. persons in these countries.

Many emerging market countries have little experience with the corporate forms of business organization and may not have well developed corporations and business laws or concepts of fiduciary duty in the business context. Regulatory authorities in some emerging markets currently do not provide the Public Company Accounting Oversight Board with the ability to inspect public accounting firms as required by U.S. law, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, which potentially could expose

13

investors to significant risks. The Public Company Accounting Oversight Board (“PCAOB”) in 2021 determined the PCAOB was unable to inspect or investigate audit firms headquartered in mainland China and Hong Kong. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the People’s Republic of China to grant the PCAOB access to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, consistent with U.S. law. To the extent the PCAOB remains unable to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of US reporting companies, such inability may impose significant additional risks associated with investments in China.

Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region, or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. Companies in the same industry often face similar obstacles, issues, and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services, or energy, can be highly volatile. Industry classifications for the Funds are based on classifications maintained and developed by third parties. The sectors in which a Fund may have greater exposures will vary from time to time. As of December 31, 2022, the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund had 36.7%, and 27.7%, respectively, of the value of their net assets invested in stocks within the technology sector and the Ave Maria Focused Fund had 25.0% of the value of its net assets invested in stocks within the industrials sector. Technology companies rely heavily on technological advances and face intense competition from new market entrants, both domestically and internationally, which may adversely affect their profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the technology industries can be significantly affected by the obsolescence of existing technologies, short product cycles, supply chain disruptions, falling prices and profits, and general economic conditions. Technology companies may not successfully introduce new products, develop, and maintain a loyal customer base or achieve general market acceptance for their new products. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, and a loss or impairment of these rights may adversely affect the profitability of these companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business. Companies in the industrials sector are subject to certain risks, including supply chain disruptions, changes in supply and demand for their specific product or services and for industrial sector products in general, or a decline in demand due to rapid technological developments and frequent new product introductions. The performance of these companies may also be affected by governmental regulation, world events and economic conditions and the risks of environmental damage and product liability claims.

Morally Responsible Investing. The incorporation of religious considerations in the morally responsible investment strategy of the Funds may cause a Fund to make different investments than

14

funds that have a similar investment style but do not incorporate such considerations in their strategy. As a result of these considerations, a Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or sell securities when it might be otherwise disadvantageous for it to do so. The Funds’ morally responsible investment process may also affect a Fund’s exposure to certain sectors or types of investments, which may impact the Fund’s relative investment performance depending on the performance of issuers in those sectors relative to issuers in the broader market. The Funds’ portfolio managers are dependent on available information to assist in the moral evaluation process, and, because there are few generally accepted standards to use in such evaluation, the process employed for the Funds may differ from processes employed for other funds that practice morally responsible investing.

Special Purpose Acquisition Companies. A Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (IPO) for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify a merger target and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. The securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer.

Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price during the life of the warrant and are valid for a specific period of time (generally 2 or more years). Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Funds may purchase warrants and rights, provided that each Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of a Fund’s assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the NYSE American. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale,

15

potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Borrowing and Pledging. Each Fund may borrow from banks to clear securities transactions but only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of total assets in the case of the Ave Maria Value Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Focused Fund, and in an amount not exceeding 25% of total assets in the case of the Ave Maria Growth Fund and the Ave Maria Bond Fund. Each Fund may pledge assets in connection with borrowings but will not pledge more than the amount of its borrowings. The Funds’ policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in a Fund’s net asset value (“NAV”) until the borrowing is repaid. Money borrowed by the Funds will be subject to interest and other costs.

Investment Company Shares. Investment company shares are securities of other open-end or closed-end registered investment companies and include money market funds and exchange-traded funds (“ETFs”). Each Fund may invest in shares of other investment companies, but will not invest more than 5% of its total assets in shares of any single investment company and will not purchase more than 3% of the outstanding voting shares of any investment company. Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Among those conditions is the requirement that, prior to a fund relying on Rule 12d1-4 to acquire securities of another fund in excess of the limits of Section 12(d)(1), the acquiring fund must enter into a fund of funds agreement with the acquired fund. (This requirement does not apply when the acquiring fund’s investment adviser acts as the acquired fund’s investment adviser and does not act as sub-adviser to either fund.) Rule 12d1-4 is also designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions. Investments by the Funds in other investment companies will result in duplication of advisory, administrative and other operational expenses. An investment in an investment company is not insured or guaranteed by the FDIC or any other governmental agency, entity or person.

●	Money Market Mutual Funds. In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market mutual funds. While investor losses in money market mutual funds have been rare, they are possible. An investment in a money market fund is not insured or guaranteed by the Federal Deposit

16

Insurance Corporation or any other governmental agency, entity or person. Certain money market funds have floating NAVs, while others seek to maintain stable NAVs (typically, $1.00 per share). If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate), which would prevent a Fund from redeeming shares of the money market fund, or may impose a liquidity fee of up to 2% of the value of shares that the Fund redeems. These measures may result in a loss to a Fund or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares.

●	ETFs. Passive ETFs are a type of investment company that represents a portfolio of securities designed to track a particular market index and active ETFs are a type of investment company with an investment manager that is actively managing the portfolio. A Fund could purchase shares of an ETF to gain exposure to a portion of a U.S. or foreign market. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. To the extent that the management fees paid to an ETF are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase expenses.

Gold and Precious Metals. A Fund may from time to time invest in ETFs or other companies that invest directly or indirectly in commodities or whose business is related to commodities. For example, a Fund may invest in companies whose business is related to the mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

Real Estate Investment Trusts (“REITs”). While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Such REITs are dependent upon management skills, subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt;

17

vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the oil and gas, wireless network or timber industry, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase expenses.

Illiquid Investments. Each Fund may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than 7 days and other securities that cannot reasonably be expected to be sold or disposed of in current market conditions within seven calendar days, without significantly impacting the market value of the investment. Pursuant to Rule 22e-4 under the 1940 Act the Funds have established a liquidity risk management program and enhanced disclosures regarding fund liquidity. No Fund will acquire illiquid securities if, as a result, they would comprise more than 15% of the value of such Fund’s net assets. The Board of Trustees has designated the Adviser as the administrator of the Funds’ liquidity risk management program, responsible for assessing, managing and periodically reviewing each Fund’s liquidity risk based upon relevant market, trading and investment-specific considerations.

The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser or its delegate. Various factors may be considered in determining the liquidity of the Funds’ investments, including (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letter of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security and the ability to assign or offset the rights and obligations of the security). Risks associated with illiquid securities include the potential inability of a Fund to promptly dispose of a portfolio security after a decision to sell.

The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by a Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, a Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as a Fund could exacerbate a Fund’s exposure to liquidity risk. Because market makers provide stability to fixed income

18

markets, a significant reduction in dealer inventories could lead to decreased liquidity, increased volatility and wider spreads, which may become exacerbated during periods of economic or political stress. A Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities. Because of the absence of a trading market, a Fund may not be able to sell illiquid securities and other illiquid investments at the times it desires to do so or at prices which are favorable. The sale price of illiquid investments may be lower or higher than the value of those investments as determined by a Fund. Certain investments that were liquid when purchased by a Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the value of a Fund’s investments.

Restricted securities, including securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933, may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders). Restricted securities will be priced at fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees, with the assistance of the Adviser. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund may have more than 15% of the value of its net assets invested in illiquid assets, including restricted securities, such Fund will take such steps as is deemed advisable to reduce its exposure to illiquid securities.

Portfolio Turnover. The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. However, a Fund’s rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If a Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which such Fund’s expenses can be spread and possibly reducing such Fund’s return. High portfolio turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains that the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See “Taxes.”

19

Economic and Market Events Risk and Geopolitical Risk. Events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructuring, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; steep declines in oil prices; credit and liquidity issues involving certain money market and high yield mutual funds; S&P’s downgrade of the U.S. long-term sovereign debt and measures to address U.S. federal and state budget deficits; governmental efforts to limit short selling and high frequency trading; actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policy changes; the war between Ukraine and Russia, supply chain disruptions and high inflation; social, political and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in currency exchange rates; and China’s economic slowdown. There can be no assurance that market and economic conditions will not worsen in the future. In addition, other epidemics and pandemics that may arise in the future could affect the economies of many nations, individual companies, and the market in general in ways that cannot be foreseen at the present time.

Relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This may result in issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. Actions taken by the Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could cause high volatility in the equity and fixed-income markets. In June 2022, the Federal Reserve began a quantitative tightening program to reduce its US treasury and mortgage-backed securities holdings in order to reduce the excessive liquidity in the banking system, and the Federal Reserve also began to raise interest rates in 2022. The impact of quantitative tightening, future interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perceptions or changes in government intervention in the markets) could cause the value of fixed-income investments to decrease. Over the longer term, rising interest rates may present greater risks than has historically been the case due to the prolonged period of low rates, the effect of government fiscal initiatives, and the market reaction to those initiatives.

The Funds are subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to the markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of a Fund’s investments. At such times, a Fund’s exposure to the risks described elsewhere in this SAI and in the Funds’ Prospectus can increase and it may be difficult for a Fund to implement its investment program for a period of time.

20

Inflation and Deflation. The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of the Funds will be worth less in the future as inflation decreases the present value of money. The rate of inflation in many countries worldwide has increased recently due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation and the Russian invasion of Ukraine, among other factors. The Federal Reserve has raised the federal funds rate and signaled the possibility of further increases. There is no guarantee that actions taken by the Federal Reserve and other governmental bodies to reduce inflation will be effective. Unanticipated or persistent inflation may have a material and adverse impact on the financial condition or operating results of companies in which a Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Corporate Bonds and Preferred Stocks

The Ave Maria Bond Fund invests a majority of its assets in debt securities under normal market conditions. It is not the Adviser’s intention to have the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund or the Ave Maria Focused Fund invested in debt securities primarily for capital appreciation; each Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser’s analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein or in the Prospectus. When a Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from 1 day to 30 years) will be based in large measure both on the Adviser’s perception as to general risk levels in the debt market versus the equity market, and on the Adviser’s perception of the future trend and term structure of interest rates.

Although the Funds (except for the Ave Maria Bond Fund) invest primarily in common stocks, each Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody’s, S&P or Fitch. Each Fund (except the Ave Maria Focused Fund) does not hold, or intend to invest more than 5% of its net assets in preferred stocks and corporate debt securities rated less than “investment grade” by either of these rating organizations. The Ave Maria Focused Fund does not hold, or intend to invest more than 15% of its net assets in preferred stocks and corporate debt securities rated less than “investment grade” by either of these rating organizations. Lower-rated securities (commonly called “junk” securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. Securities rated in any category below Baa by Moody’s or BBB by S&P or Fitch are generally considered to be “junk” securities.

21

A Fund will promptly sell “junk” securities as necessary in order to limit its aggregate investments in such securities to the investment limitations described above, which may cause the Fund to suffer a loss.

See Appendix A to this SAI for a description of the quality ratings assigned by Moody’s, S&P and Fitch.

Preferred Stocks. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

General Risk Factors of Fixed-Income Securities

Investments in fixed-income securities are subject to inherent market risks and fluctuations in price due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could

22

materially impact the ability of an issuer to pay principal and interest when due. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, that is, all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

Risk Factors of Lower-Rated Securities. Lower-rated debt securities (commonly called “junk” securities) may be subject to certain risk factors to which other securities are not subject to the same degree. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of a Fund’s shares, and an increase in issuers’ defaults on such securities.

Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Funds invest are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Funds will be able to receive payments when senior securities are in default.

The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition. Lower-rated securities held by the Funds have speculative characteristics which are apt to increase in number and significance with each lower rating category.

When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, portfolio securities may be valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees. Also, increased illiquidity of the market for lower-rated securities may affect a Fund’s ability to dispose of portfolio securities at a desirable price.

Certain laws or regulations may have a material effect on the Funds’ investments in lower-rated securities. As examples, certain legislation requires federally insured savings and loan associations to divest themselves of their investments in lower-rated securities and other legislative proposals have been introduced in order to limit the use of, or tax and eliminate other advantages of, lower rated securities.

Interest Rate Risks. Interest rate changes can be sudden and unpredictable and are driven by a wide variety of factors, including central bank monetary policies, inflation rates, supply and demand and general economic conditions. Over the longer term rising interest rates may present greater risks than has historically been the case due to the recent period of low rates, the effect of government fiscal initiatives and the market reaction to those initiatives. A negative interest rate policy is an

23

unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. For example, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. These market conditions may increase a Fund’s exposures to interest rate risk. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. If negative interest rates become prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high–yield debt instruments or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.

LIBOR Risk. Instruments in which a Fund may invest may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. The UK’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, phased out the use of one-week and two-month U.S. dollar LIBOR settings at the end of 2021, and the use of the remaining U.S. dollar LIBOR settings will be phased out by June 30, 2023. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law and provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark that is based on the Secured Overnight Financing Rate (“SOFR”). It is difficult to predict the full impact of the transition away from LIBOR until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR or result in a reduction in the value of certain instruments held by the Funds. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Funds.

Cybersecurity Risk. As the use of technology and the frequency of cyber-attacks have become more prevalent, the Funds have potentially become more susceptible to operational risks through breaches in cyber security. A cyber security breach refers to both intentional and unintentional events that may interfere with the processing of shareholder transactions or Fund NAV calculations, or cause the release of confidential information or the loss of proprietary information. This in turn could cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security attacks may include, among other things, gaining unauthorized access of digital systems for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber security breaches of the Funds’ third-party service providers (including the Adviser, transfer agent, intermediaries and custodian) or issuers that a Fund invests in, can also subject the Funds to many of the risks associated with direct cyber security breaches. The Funds’ service providers have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cyber security systems of issuers or third-party service providers.

24

INVESTMENT LIMITATIONS

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the applicable Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

Ave Maria Value Fund, Ave Maria Rising Dividend Fund and Ave Maria World Equity Fund

Under these fundamental limitations, the Ave Maria Value Fund, the Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund may not:

1.       Borrow amounts in excess of 5% of the Fund’s total assets, except as a temporary measure for extraordinary or emergency purposes.

2.       Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.       Invest 25% or more of the Fund’s total assets in any one industry.

4.       Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

5.       Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

6.       Purchase the securities of an issuer (other than the U.S. Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer.

7.       Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

8.       Invest for the purpose of exercising control of management.

9.       Issue senior securities as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund’s total assets, taken at the lesser of cost or market value.

10.     Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

25

11.     Sell any securities short unless, by virtue of the Fund’s ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

12.     Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

13.     Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Funds as described above in investment limitation 9. The Funds have never made, nor do they presently intend to make, short sales of securities “against the box” as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

Ave Maria Growth Fund and Ave Maria Bond Fund

The fundamental investment limitations with respect to the Ave Maria Growth Fund and the Ave Maria Bond Fund are:

1.        Each of the Funds will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund’s assets would be invested in securities of such issuer (except that up to 25% of the value of the Fund’s total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.        Neither Fund will purchase securities on margin, participate in a joint trading account or sell securities short (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Ave Maria Bond Fund may: (1) enter into interest rate swap transactions; (2) purchase or sell futures contracts; (3) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; (4) write or invest in put or call options; and (5) enter into foreign currency exchange contracts.

3.        Neither Fund will borrow money or issue senior securities, except the Funds may borrow for temporary or emergency purposes, and then only from banks, in an amount not exceeding 25% of the value of the Fund’s total assets. The Funds will not borrow money for the purpose of investing in securities, and the Funds will not purchase any portfolio securities while any borrowed amounts remain outstanding. Notwithstanding the foregoing, the Ave Maria Bond Fund may enter into options, futures, options on futures, foreign currency exchange contracts and interest rate swap transactions.

4.        Neither Fund will pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

26

5.        Neither Fund will act as an underwriter or distributor of securities other than shares of the applicable Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

6.        Neither Fund will make loans, except through: (1) the acquisition of debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors; or (2) repurchase agreements and except that the Funds may make loans of portfolio securities to unaffiliated persons who are deemed to be creditworthy if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the lending Fund’s total assets would be the subject of such loans.

7.        Neither Fund will concentrate 25% or more of its total assets, determined at the time an investment is made, in securities issued by companies primarily engaged in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8.        Neither Fund will purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships, but the Funds may purchase and sell securities that are backed by real estate or issued by companies that invest in or deal in real estate. The Ave Maria Bond Fund may purchase mortgage-backed securities and similar securities in accordance with its investment objectives and policies.

9.        Neither Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

10.      Neither Fund will purchase or sell commodities or commodities contracts, except that the Ave Maria Bond Fund may enter into futures contracts and options on futures contracts.

The Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted certain other investment restrictions which are not fundamental policies and which may be changed without shareholder approval. These additional restrictions are as follows:

1.         Neither Fund’s investments in illiquid securities will exceed 15% of the value of its net assets.

2.        Neither Fund will make investments for the purpose of exercising control or management of any company.

3.        Neither Fund will mortgage, pledge or hypothecate more than one-third of its total assets.

The Ave Maria Bond Fund has never engaged, nor does it presently intend to engage, in any of the following transactions referred to above in fundamental investment limitation 2 — entering into

27

interest rate swap transactions; purchasing or selling futures contracts; making initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; writing or investing in put or call options; or entering into foreign currency exchange contracts.

Ave Maria Focused Fund

Under these fundamental investment limitations, the Ave Maria Focused Fund may not:

1.       Borrow amounts in excess of 5% of the Fund’s total assets, except as a temporary measure for extraordinary or emergency purposes.

2.       Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.       Invest more than 25% of its net assets in a particular industry or group of industries.

4.       Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

5.       Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

6.       Issue senior securities as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund’s total assets, taken at the lesser of cost or market value.

The percentage limitations included in the fundamental investment limitations apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. Industry classifications for the Funds are based on classifications maintained and developed by third parties. The Adviser reserves the right to change industry classifications as it deems appropriate and without seeking shareholder approval.

28

TRUSTEES, OFFICERS AND CATHOLIC ADVISORY BOARD MEMBERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve until their retirement and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Four Trustees of the Trust are not interested persons, as defined in the 1940 Act (the “Independent Trustees”).

Name, Address and Year of Birth	Length of Service	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Portfolios in Fund Complex Overseen by Trustee*
Interested Trustee
George P. Schwartz, CFA** 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1944	Since August 1992	Trustee/Chairman and President	Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc.	7
Independent Trustees
Donald J. Dawson, Jr. 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1947	Since January 1993	Trustee	Retired in 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (payroll processing company) from 1986 until 2015, and Chief Executive Officer of that company from 1986 until 1998.	7

John J. McHale, Jr. 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1949	Since April 2014	Trustee	Consultant to the Commissioner of Major League Baseball. From 2000 until 2020, he was an executive of Major League Baseball serving in the roles of Executive Vice President and Special Assistant to the Commissioner.	7

Edward J. Miller 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1946	Since May 2017	Trustee	Retired in 2019. Prior to retirement, he was Vice Chairman and Director of Detroit Investment Fund since 2001 and Invest Detroit Foundation since 2010 (financiers for redevelopment of Detroit Michigan)	7

William A. Morrow 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1947	Since April 2018	Trustee	Retired in 2017. Prior to retirement, he was Senior Executive Vice President of Crain Communications Inc. (business media) from 1985 to 2017.	7
Executive Officers
Timothy S. Schwartz, CFA** 5060 Annunciation Circle, Ste. 101 Ave Maria, Florida 34142 Year of Birth: 1971	Since April 2000	Treasurer	President and Chief Investment Officer of Schwartz Investment Counsel, Inc. as of March 1, 2021. Executive Vice President and Chief Financial Officer of Schwartz Investment Counsel, Inc. until December 31, 2019

Cathy M. Stoner, CPA, IAACP** 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1970	Since January 2010	Chief Compliance Officer	Chief Compliance Officer, Chief Financial Officer and Vice President of Schwartz Investment Counsel, Inc. as of January 1, 2020. Chief Compliance Officer and Vice President of Schwartz Investment Counsel, Inc. until December 31, 2019.

Robert C. Schwartz** 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1976	Since October 2013	Vice President and Secretary	Senior Vice President and Secretary of Schwartz Investment Counsel, Inc. as of January 1, 2020; Vice President of Schwartz Investment Counsel, Inc. until December 31, 2019.
*	The Fund Complex consists of the Funds and the Schwartz Value Focused Fund.

**	George P. Schwartz, Timothy S. Schwartz, Cathy M. Stoner and Robert C. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds’ investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Timothy S. Schwartz and Robert C. Schwartz are sons of George P. Schwartz.

29

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s dollar range of beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2022.

Name of Trustee	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Bond Fund	Ave Maria World Equity Fund	Ave Maria Focused Fund	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
Interested Trustee
George P. Schwartz, CFA	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Independent Trustees
Donald J. Dawson, Jr.	None	Over $100,000	Over $100,000	Over $100,000	None	None	Over $100,000
John J. McHale, Jr.	None	Over $100,000	None	None	None	$10,001- $50,000	Over $100,000
Edward J. Miller	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	None	Over $100,000
William A. Morrow	None	$50,001- $100,000	$10,001- $50,000	$50,001- $100,000	None	None	Over $100,000

The Catholic Advisory Board. The Catholic Advisory Board (“CAB”) is composed of prominent lay Catholics and clergy who provide religious guidance consistent with core values and teachings of the Roman Catholic Church. The CAB is not affiliated with the Roman Catholic Church. The CAB reviews the criteria utilized by the Adviser for screening investments in order to construct the portfolios of the Ave Maria Mutual Funds in a way that is consistent with teachings and core values of the Roman Catholic Church. The criteria established by the CAB for screening investments is based upon the teachings of the Roman Catholic Church.

The Funds seek to invest in equity securities and corporate debt securities that meet the Funds’ religious and investment objectives (excluding certain U.S. Government obligations or money market instruments) and, therefore, the Funds’ returns may be lower (or higher) than if the Adviser made decisions based solely on investment considerations.

His Eminence Adam Cardinal Maida and Archbishop Allen H. Vigneron are episcopal advisors to the CAB, but are not compensated by the Funds, or affiliated with the Funds in any way.

30

The following is a list of the members of the CAB. The address of each member is 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan, 48170. The Funds will indemnify and hold harmless the members of the CAB for losses suffered by any person in connection with the Funds, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any member in the performance of his or her duties.

Name/Year of Birth	Length of Service	Principal Occupation(s) During Past 5 Years
Paul R. Roney, Chairman Year of Birth: 1957	Since April 2001	Executive Director of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations); President of Domino’s Farms Office Park.
Lou Holtz, Emeritus Year of Birth: 1937	Since April 2007; Emeritus since January 1, 2013	Former football coach at University of Notre Dame, among others, and former ESPN college football analyst, author and motivational speaker
Larry Kudlow Year of Birth: 1947	Since July 2005 Emeritus from April 2, 2018 until January 20, 2021	Chief Executive Officer and founder of Kudlow & Co., LLC (an economic research and consulting firm). Host of “Kudlow” on Fox Business Network and a Fox news contributor. Assistant to President Trump and Director of the National Economic Council during the Trump Administration (April 2018 -January 2021).
Thomas S. Monaghan Year of Birth: 1937	Since April 2001	Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations); Chancellor of Ave Maria University.
Father John Riccardo, STL, Emeritus Year of Birth: 1965	Since August 2011	Priest of the Archdiocese of Detroit and Executive Director of ACTS XXIX, an organization committed to helping parishes create a roadmap for evangelization. He is a host of a podcast and the radio show “Christ is the Answer” and was formerly Pastor of Our Lady of Good Counsel Catholic Church in Plymouth Michigan.
Melissa Moschella, PhD Year of Birth: 1979	Since April 2017	Associate Professor, School of Philosophy, The Catholic University of America. From July 2017 until July 2020, she was an Assistant Professor of Medical Ethics at Columbia University. She has published articles about moral and political philosophy and ethics in a number of academic publications, is a lecturer, and recipient of a number of academic honors and fellowships.
Dr. Scott Hahn, PhD Year of Birth: 1957	Since April 2018	A bestselling author and theology professor, Dr. Scott Hahn has taught at Franciscan University in Steubenville, Ohio since 1990, and holds the Fr. Michael Scanlan Chair of Biblical Theology and the New Evangelization. He is Founder and President of the St. Paul Center for Biblical Theology and Editor-in-Chief of Emmaus Road Publishing.
Raymond Arroyo Year of Birth: 1970	Since November 2022	A New York Times Bestselling author, an internationally known, award-winning journalist, broadcaster and producer. He is creator of a string of New York Times Bestsellers for adults and young audiences, including the Will Wilder series for middle grade readers (Random House) and his first picture book, The Spider Who Saved Christmas which spent weeks on the bestseller lists. He is a Fox News Analyst and co-host, a former CNN contributor, and founding news director at EWTN News and host of the World Over Live where he is seen in more than 400 million households internationally. Mr. Arroyo is known for his penetrating exclusive interviews with everyone from Benedict XVI to Jerry Lewis to Mark Wahlberg. He is the founder of storyented.com, a literacy initiative.

31

Compensation of Independent Trustees and CAB Members

Trustee Compensation. No Interested Trustee will receive any compensation from the Trust for serving as a Trustee of the Trust. Effective January 1, 2022, each Independent Trustee receives from the Trust an annual retainer of $63,000, payable quarterly (except that such retainer is $76,500 for the Chairman of the Governance Committee/Lead Independent Trustee and $71,500 for the Chairman of the Audit Committee), plus a fee of $6,000 for attendance at each meeting of the Board of Trustees. A Trustee Emeritus may serve on the Board in an advisory capacity for a period of three years following his retirement from the Board, but has no voting authority. A Trustee Emeritus receives one-half of both the annual retainer and fee for attendance at each Board meeting. These fees are allocated among the Ave Maria Mutual Funds and the Schwartz Value Focused Fund based upon their proportionate share of net assets.

The following table shows the compensation paid in 2022 to each of the Independent Trustees.

Independent Trustees	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds and Fund Complex*
Donald J. Dawson, Jr.	$ 99,475	None	None	$100,500
John J. McHale, Jr.	$ 86,113	None	None	$87,000
Edward J. Miller	$ 86,113	None	None	$87,000
William A. Morrow	$ 94,527	None	None	$95,500

*	The Fund Complex consists of the Funds and the Schwartz Value Focused Fund

CAB Compensation. The Chairman of the CAB receives an annual retainer of $14,000, payable quarterly, and a fee of $3,000 for each CAB meeting attended. All other CAB members receive an annual retainer of $4,000 and a fee of $3,000 for each CAB meeting attended. All CAB members are reimbursed for travel and other expenses incurred in attending meetings. These fees are allocated among the Ave Maria Mutual Funds based upon their proportion of net assets.

The following table shows the compensation paid in 2022 to each CAB member.

CAB Member	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement
Paul R. Roney	$23,500	None	None
Lou Holtz, Emeritus	$ 4,000	None	None
Larry Kudlow	$ 4,000	None	None
Thomas S. Monaghan	$10,000	None	None
Father John Riccardo, Emeritus	$ 4,000	None	None
Melissa Moschella	$10,000	None	None
Dr. Scott Hahn	$ 4,000	None	None
Raymond Arroyo*	None	None	None

*	Appointed in November 2022.

32

Leadership Structure and Qualifications of Trustees

Board of Trustees. The Board is responsible for oversight of the Funds. The Trust has engaged the Adviser to oversee the management of the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board meets in person (or occasionally by teleconference) at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. The Board has established an Audit Committee and a Nominating and Governance Committee (the “Governance Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Mr. George P. Schwartz, CFA. Mr. Schwartz is an Interested Trustee because he is an officer and the controlling shareholder of the Adviser. Mr. Schwartz, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of all of the Funds’ service providers. As Chairman, Mr. Schwartz has primary responsibility for setting the agenda and presiding at each Board meeting.

Mr. Donald J. Dawson, Jr. serves as the Lead Independent Trustee and Chairman of the Governance Committee and Mr. William A. Morrow, an Independent Trustee, serves as Chairman of the Audit Committee. Each Committee Chairman reviews meeting agendas and presides at all meetings of their respective committees. In his role as Lead Independent Trustee, Mr. Dawson facilitates communication and coordination between the Independent Trustees and management, reviews meeting agendas for the Board, chair’s executive sessions of the Independent Trustees and shall preside at meetings of the Board at which the Chairman of the Board is not present.

Board Committees. The Board has established a Governance Committee and an Audit Committee, each consisting of the Independent Trustees: Donald J. Dawson, Jr., John J. McHale, Jr., Edward J. Miller and William A. Morrow. The Audit Committee oversees (i) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; and (ii) the quality and objectivity of the financial statements of the Funds and the independent audits thereof. In addition, the Audit Committee acts as a liaison between the Fund’s independent registered public accounting firm and the full Board and pre-approves the scope of the audit and non-audit services the independent

33

registered public accounting firm provides to the Funds. The Governance Committee oversees the independence and effective functioning of the Board and reviews in the first instance and makes recommendations to the Board regarding any investment advisory agreement relating to the Funds. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. During the most recent fiscal year ended December 31, 2022, the Audit Committee and the Governance Committee each met four times.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance Committee believes contribute to good governance for the Trust. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Mr. George P. Schwartz has served as the Chief Executive Officer of the Adviser since he founded the Adviser in 1980. He has over 50 years of experience in the investment management profession, including 7 years as an investment research analyst and partner with two New York Stock Exchange member firms and 6 years as Senior Investment Officer and Chairman of the Investment Committee of a national bank. Mr. Schwartz holds a B.S. degree in Finance from the University of Detroit. He is a CFA charter holder and a Chartered Investment Counselor. Mr. Schwartz has served as President and a Trustee of the Trust since August 1992. The Board concluded that Mr. Schwartz is suitable to serve as a Trustee because of his professional experience and his academic background.

Mr. Donald J. Dawson, Jr. previously served as the Chairman, President and Chief Executive Officer of a closely-held company from 1986 until 1998 and Chairman of that company from 1999 until 2015. He was also a Board member of a non-profit organization from 2000 until 2017, serving as Chairman from 2009 until 2011. Mr. Dawson holds a B.A. degree in Economics from Georgetown University and a J.D. degree from the University of Michigan Law School. He has previously been licensed with the Financial Industry Regulatory Authority (“FINRA”) as a general securities representative. Mr. Dawson has served as a Trustee of the Trust since January 1993. The Board concluded that Mr. Dawson is suitable to serve as a Trustee because of his business and legal experience, his academic background and his service and experience on other boards.

Mr. John J. McHale, Jr. is a consultant to Major League Baseball and served as the Special Assistant to the Commissioner of Major League Baseball from April 2015 until December 2020, responsible for special project assignments, grievances and on-field disciplinary matters. He previously served as Executive Vice President of Administration and Chief Information Officer for Major League Baseball from 2000 until 2015, overseeing the administrative functions of the MLB Central Office. Prior to 2002, he served in executive capacities for various Major League Baseball teams; Chief Operating Officer for the Tampa Bay Rays (2001-2002), President and Chief

34

Executive Officer of the Detroit Tigers (1995-2001) and Executive Vice President of Baseball Operations of the Colorado Rockies (1991-1994). He was a Board member of the United States Amateur Baseball Federation, Inc. and a Trustee of several major league baseball retirement and pension plans until December 2020. Mr. McHale holds an undergraduate degree from the University of Notre Dame, a J.D. degree from Boston College and an L.L.M. degree from Georgetown University. Mr. McHale has served as a Trustee of the Trust since April 2014. The Board concluded that Mr. McHale is suitable to serve as a Trustee because of his business and legal experience, his academic and professional background and his service and experience on other boards.

Mr. Edward J. Miller retired in 2019. Prior to his retirement he was Vice Chairman and Director of the Detroit Investment Fund and the Invest Detroit Foundation which provide financing for residential and commercial redevelopment of the City of Detroit Michigan, and was actively involved in the management of both organizations until 2016. Prior to joining the Detroit Investment Fund, Mr. Miller was an Executive Vice President at Standard Federal Bank (now Bank of America) from 1995 until 2000 where he was responsible for commercial banking activities. Before he joined Standard Federal Bank, Mr. Miller held executive management positions with Comerica Bank and Manufacturers Bank (prior to its merger with Comerica). These positions included responsibility for Retail Banking (1993-1995) and Trust and Investment Management (1988-1993). He started his career with Manufacturers Bank in 1970 and held positions in commercial lending, strategic planning and corporate development before being appointed Executive Vice President in 1990. He is a Board member of various non-profit organizations. Mr. Miller holds a B.S. degree from Regis University in Denver, Colorado and an MBA from the University of Detroit. Mr. Miller has served as a Trustee of the Trust since May 2017. The Board concluded that Mr. Miller is suitable to serve as a Trustee because of his business and investment experience, his academic and professional background and his service and experience on other boards.

Mr. William A. Morrow retired in 2017. He previously served as a Senior Executive Vice President for Crain Communications Inc., an international business media company, from March 1985 until May 2017. As Senior Executive Vice President, he had overall responsibility for Crain Communications’ internal business operations, including finance, legal, acquisitions, administration, human resources, facilities and other corporate areas. He also served as Plan Administrator for Crain Communications’ Pension and Profit Sharing Plans. Prior to working at Crain, Mr. Morrow was a partner-in-charge in the Detroit office of Touche Ross & Co. (now Deloitte & Touche LLP) and a member of the firm’s national Management Advisory Council. He is active in many civic and business organizations, including serving as a Trustee and member of the Executive Committee at the University of Detroit Mercy. He is a former director of American Business Media, a membership association for business-to-business information providers, and previously served as Chairman. Mr. Morrow holds a B.S. degree in Accounting from the University of Detroit and a J.D. degree from Wayne State Law School. Mr. Morrow has been a Trustee of the Trust since April 2018. The Board concluded that Mr. Morrow is suitable to serve as a Trustee because of his business, legal and financial experience, his academic and professional background and his service and experience on other boards.

35

Risk Oversight. The Funds are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management of the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser. The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees. The CCO also provides updates to the Board on the application of the Funds’ compliance policies and procedures and how these procedures are designed to mitigate risk. Finally, the CCO reports to the Board immediately in between Board meetings in case of any problems associated with the Funds’ compliance policies and procedures that could expose (or might have the potential to expose) the Funds to risk.

Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation may vary and there is no guarantee they will be effective. Not all risks that may affect the Trust can be identified and not all processes and controls to eliminate or mitigate their occurrence or effects can be developed. Some risks are simply beyond any control of the Trust or the Adviser, its affiliates or other service providers.

THE INVESTMENT ADVISER

The Adviser is located at 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreements between the Trust and the Adviser, the Adviser manages each Fund’s investment process. The Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Value Fund, the Ave Maria World Equity Fund and the Ave Maria Focused Fund each pay the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.75% of such Fund’s average daily net assets; and the Ave Maria Bond Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.25% of its average daily net assets. The advisory fee for the Ave Maria Value Fund was at the annual rate of 0.85% of the Fund’s average daily net assets until May 1, 2021. The advisory fee for the Ave Maria Bond Fund was at the annual rate of 0.30% of the Fund’s average daily net assets until May 1, 2021. The advisory fee for the Ave Maria World Equity Fund was at the annual rate of 0.95% of the Fund’s average daily net assets until May 1, 2022. The advisory fee for the Ave Maria Focused Fund was at the annual rate of 0.85% of the Fund’s average daily net assets until May 1, 2022.

36

By its terms, the Advisory Agreement for each Fund has an initial two-year term and will remain in force from year to year thereafter, provided such continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of a majority of a Fund’s outstanding shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreements may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund’s outstanding shares, or by the Adviser. The Advisory Agreements automatically terminate in the event of their assignment, as that term is defined in the 1940 Act and the rules thereunder.

Expense Limitation Agreements. The Adviser has entered into an Expense Limitation Agreement on behalf of each Fund whereby it has contractually agreed to reduce advisory fees and reimburse Fund expenses to the extent necessary that ordinary operating expenses (excluding interest on borrowings, taxes, brokerage costs, acquired fund fees and expenses, litigation and other extraordinary expenses) do not exceed an amount equal to 1.25% annually of the average daily net assets of the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Focused Fund; and 0.60% annually of the average daily net assets of the Ave Maria Bond Fund. Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by a Fund for a period of three years from the date such fees and expenses were incurred, provided a Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit such Fund’s expenses.

Each Expense Limitation Agreement may be terminated by the Trust or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the Agreement without the approval of the Board of Trustees and (ii) the Agreement terminates automatically if the Adviser ceases to serve as a Fund’s investment adviser. The Adviser will have no claim against a Fund and a Fund will not pay for any unpaid amounts if its Expense Limitation Agreement expires or is terminated. The Expense Limitation Agreements for the Funds are in effect until May 1, 2024.

Advisory Fees. The following table shows the advisory fees paid by the Funds to the Adviser during the last three fiscal years. As of December 31, 2022, there are no previous advisory fee reductions available for recapture by the Adviser.

	December 31, 2022	December 31, 2021	December 31, 2020
Ave Maria Value Fund	$2,493,108	$2,357,232	$1,847,554
Ave Maria Growth Fund	$6,270,163	$7,634,477	$6,399,486
Ave Maria Rising Dividend Fund	$6,769,713	$7,003,066	$6,085,503
Ave Maria Bond Fund	$1,257,489	$1,218,195	$1,170,123

37

Ave Maria World Equity Fund
Fiscal Year Ended	Advisory Fees Accrued	Advisory Fee Reductions by the Adviser	Advisory Fees Recouped
December 31, 2022	$656,864	N/A	$40,177
December 31, 2021	$766,770	N/A	$19,660
December 31, 2020	$613,605	$15,181	$10,470
Ave Maria Focused Fund
Fiscal Period Ended	Advisory Fees Accrued	Advisory Fee Reductions by the Adviser	Advisory Fees Recouped
December 31, 2022	$402,732	N/A	N/A
December 31, 2021	$412,633	N/A	$6,915
December 31, 2020	$144,962	$6,915	N/A

Fund Expenses. Each Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of such Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent, administrator and accounting and pricing agent of the Funds, fees and expenses of the Independent Trustees and members of the CAB, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders’ meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Funds may be a party. The Funds have an obligation to indemnify the Trust’s officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. General Trust expenses are allocated among the Funds and the other series of the Trust based upon the relative net assets of each series (on the date the expenses are paid), or the nature of services performed and the relative applicability to each series. In addition, the Funds reimburse all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for reasonable out-of-pocket costs related to their attendance at Board of Trustee meetings.

CCO Expenses. The compensation and expenses of any officer or Trustee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except the Funds reimburse the Adviser for a portion of the compensation and expenses of the Trust’s CCO, who is an employee of the Adviser. The Trust also reimburses the Adviser for out-of-pocket expenses incurred by the CCO in providing these services. The amount of compliance fees and expenses paid by the Funds are reflected in the table below:

	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Ave Maria Value Fund	$14,035	$14,413	$ 8,367
Ave Maria Growth Fund	$31,349	$47,349	$ 32,381
Ave Maria Rising Dividend Fund	$35,777	$43,485	$ 29,730
Ave Maria World Equity Fund	$ 3,009	$ 3,931	$ 2,355
Ave Maria Focused Fund	$ 1,955	$ 2,568	$ 972
Ave Maria Bond Fund	$19,900	$21,948	$ 14,775

38

Portfolio Managers

The portfolio managers for the Funds are listed below. The portfolio managers may also be responsible for the day-to-day management of other accounts managed by the Adviser as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.

Other Accounts Managed (as of December 31, 2022)

Ave Maria Value Fund

	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Timothy S. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 1	$ 51.8 million $ 0 0.5 million	0 0 0	$ 0 $ 0 $ 0

Ryan M. Kuyawa, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 0	$ 0 $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0

Ave Maria Growth Fund

	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Adam P. Gaglio, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 2	$48.2 million $ 0 $ 17.8 million	0 0 0	$ 0 $ 0 $ 0

Chadd M. Garcia, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 0	$ 48.2 million $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0

Ave Maria Rising Dividend Fund

	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
George P. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 0 24	$564.4 million $ 0 $138.7 million	0 0 0	$ 0 $ 0 $ 0

Brandon S. Scheitler	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 8	$ 512.6 million $ 0 $75.2 million	0 0 0	$ 0 $ 0 $ 0

39

Ave Maria World Equity Fund
	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Anthony W. Gennaro, CFA, CPA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 2	$ 0 $ 0 $ 1.5 million	0 0 0	$ 0 $ 0 $ 0

Sean C. Gaffney, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 0	0 0 0	0 0 0	$ 0 $ 0 $ 0

Ave Maria Focused Fund

Adam P. Gaglio, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 2	$ 764.9 million $ 0 $ 17.8 million	0 0 0	$ 0 $ 0 $ 0

Chadd M. Garcia, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 0	$764.9 million $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0

Ave Maria Bond Fund

	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Brandon S. Scheitler	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 8	$ 891.0 million $ 0 $ 75.2 million	0 0 0	$ 0 $ 0 $ 0

George P. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 0 24	$942.7 million $ 0 $ 138.7 million	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio managers advising the Funds and the other accounts listed above. While a portfolio manager may occasionally recommend purchases or sales of the same portfolio securities for different Funds, or for a Fund and another account he manages, the Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Funds to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Funds and the Adviser’s other clients come first.

40

Compensation

Each of the portfolio managers receives a fixed annual cash salary plus an annual bonus from the Adviser, as determined by the Board of Directors of the Adviser. The annual bonus is based upon a variety of factors, which may include the overall performance and profitability of the Adviser and the overall performance of and profit generated by the accounts managed by a portfolio manager. There is no standard benchmark for comparison, nor fixed length of time over which performance is measured by the Board of Directors of the Adviser in determining the portfolio managers’ annual bonuses. Compensation of the portfolio managers includes profits of the Adviser. The profitability of the Adviser depends primarily upon the value of accounts under management, including the Funds. A portfolio manager’s compensation is not directly based upon the performance of any Fund or the amount of a Fund’s assets.

Ownership of Fund Shares

The following table indicates the dollar range of shares beneficially owned by the portfolio managers in their managed Funds as of December 31, 2022.

Ave Maria Value Fund	Timothy S. Schwartz, CFA $10,001-$50,000	Ryan M. Kuyawa, CFA $10,001-$50,000
Ave Maria Growth Fund	Adam P. Gaglio, CFA $50,001-$100,000	Chadd M. Garcia, CFA $10,001-$50,000
Ave Maria Rising Dividend Fund	George P. Schwartz, CFA Over $1,000,000	Brandon S. Scheitler $100,001 - $500,000
Ave Maria World Equity Fund	Anthony W. Gennaro, CFA, CPA $10,001- $50,000	Sean C. Gaffney, CFA $10,001-$50,000
Ave Maria Focused Fund	Adam P. Gaglio, CFA $10,001-$50,000	Chadd M. Garcia, CFA $100,001-$500,000
Ave Maria Bond Fund	Brandon S. Scheitler $50,001-$100,000	George P. Schwartz, CFA Over $1,000,000

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS

Decisions about the placement of the Funds’ securities transactions and negotiation of commission rates, when applicable, are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Funds paid the following amount of brokerage commissions during the past three fiscal years:

	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Ave Maria Value Fund	$259,621	$104,332	$206,004
Ave Maria Growth Fund	$439,994	$485,540	$293,410
Ave Maria Rising Dividend Fund	$115,553	$224,898	$394,707
Ave Maria World Equity Fund	$46,163	$ 30,280	$ 49,978
Ave Maria Focused Fund	$154,721	$ 73,510	$ 22,364
Ave Maria Bond Fund	$ 28,238	$ 27,348	$ 57,785

41

The higher brokerage commissions paid by the Ave Maria Value Fund and the Ave Maria Focused Fund during the 2022 fiscal year were primarily attributable to an increase in portfolio trading activity, while the lower brokerage commissions paid by the Ave Maria Rising Dividend Fund during the 2022 fiscal year were primarily attributable to a decrease in portfolio trading activity.

The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided within the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers’ financial condition and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investments for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

The amount of transactions and related commissions directed to brokers because of research services during the December 31, 2022 fiscal year is listed below:

	Brokerage Transactions	Brokerage Commissions
Ave Maria Value Fund	$110,625,733.56	$93,778.95
Ave Maria Growth Fund	$234,675,829.55	$283,409.55
Ave Maria Rising Dividend Fund	$152,820,664.30	$54,778.28
Ave Maria World Equity Fund	$33,049,031.33	$36,725.08
Ave Maria Focused Fund	$55,489,071.46	$89,831.19
Ave Maria Bond Fund	$16,191,308.49	$5,515.00

The Adviser may aggregate purchase and sale orders for agency trades of the Funds and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

42

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers.

Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 888-726-9331, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board of Trustees has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Funds and disclosure of purchases and sales of such securities may be made to shareholders of the Funds or other persons.

●	Public disclosure regarding the portfolio securities held by the Funds is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in monthly holdings reports on Form N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

●	Each Fund posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at www.avemariafunds.com. These listings are typically available on the website within 10 business days of the end of the quarter. The listings of the 10 largest holdings of portfolio securities on the website are available to the general public.

●	Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Funds during such month or quarter, may be disclosed on at least a 30-day lag to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved by the CCO of the Trust as being in the best interests of shareholders and serving a legitimate business interest of the Funds. Below is a table listing the organizations that have been approved by the CCO to receive non-public portfolio information along with the types of information received, conditions

43

or restrictions on use, timing of disclosure and any compensation received for providing portfolio information. These organizations have not signed confidentiality agreements. However, each organization is bound by a duty of confidentiality. The CCO and the Board of Trustees have determined that the Trust’s policies and procedures with respect to the disclosure of portfolio information are reasonable and sufficient to prevent any harm to the Funds and their shareholders.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use of Portfolio Holdings Information	Receipt of Compensation or Other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and fixed income survey	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Bloomberg L.P.	CUSIP, shares/par value, market value, security description, coupon rate, maturity date and percent of total net assets	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg has indicated that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.	None
Standard & Poor’s, Inc. (“S&P”)	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and percent of total net assets	Provided monthly, with a 30-day lag. No formal conditions or restrictions. S&P has indicated that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities; S&P employees must certify annually that they have followed this code of business conduct.	None
Lipper Inc.	CUSIP, shares/par value, market value, security description, total net assets, coupon rate, maturity date	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper Inc. has indicated that it will not trade based on a Fund’s portfolio information, and it prohibits its employees from any such trading.	None
FactSet	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and fixed income survey	Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.	None
Confluence Accounting platform for performance calculation and regulatory reporting	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and percent of total net assets	Provided monthly. The Agreement has a Confidentiality Clause that prohibits Confluence from using the information except in connection with the performance or exercise of its obligations or as may be required by law.	None

These policies relating to disclosure of the Funds’ holdings of portfolio securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, which are the Funds’ administrator, distributor, custodian, independent registered public accounting firm, legal counsel to the Trust and to the Independent Trustees, pricing service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Funds; and (ii) disclosure of holdings of or transactions in portfolio securities by the Funds that is made on the same basis to all shareholders of the Funds.

44

The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors, as determined by the CCO) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to adversely affect the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information. The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of capital gains, which would increase the amount of capital gains which a Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See “Taxes.”

Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. The Adviser anticipates that the portfolio turnover rate of each Fund normally will not exceed 100%; however, market conditions may dictate a higher portfolio turnover rate in a particular year. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a 1-year period.

Listed below are the Funds’ portfolio turnover rates during the past two fiscal years:

	December 31, 2022	December 31, 2021
Ave Maria Value Fund	33%	20%
Ave Maria Growth Fund	25%	25%
Ave Maria Rising Dividend Fund	15%	21%
Ave Maria World Equity Fund	23%	16%
Ave Maria Focused Fund*	69%	27%
Ave Maria Bond Fund	21%	25%

*	The higher rate of portfolio turnover during the 2022 fiscal year is due to actions to maximize tax deferral opportunities.

45

CALCULATION OF SHARE PRICE

The price (NAV) of shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

In valuing the assets of the Funds for purposes of computing NAV, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Each Fund values each security or other investment pursuant to guidelines adopted by the Board. The Board has appointed the Adviser as the valuation designee to fair value securities or other investments pursuant to procedures approved by the Funds’ Board. Securities that are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments in shares of other open-end investment companies are valued at their NAV as reported by such companies. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Securities traded on foreign exchanges are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by the Adviser and approved by the Board, subject to the Board’s oversight. One or more independent pricing services may be utilized to determine the fair value of securities held by the Funds. The Funds may retain an independent pricing service to determine the fair value of foreign securities if the value of the securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the foreign securities are traded. A security’s fair value price may differ from the price next available for that security using the Fund’s normal pricing procedures. The Adviser will review and monitor the methods used by such services.

SHAREHOLDER ACCOUNTS

As noted in the Prospectus, the Funds offer the following shareholder services:

Shareholder Account. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a

46

transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan. The Automatic Investment Plan enables investors to make regular periodic investments in Fund shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for a specified amount ($50 minimum) which will be automatically invested at the share price determined on the day(s) of the month specified by the shareholder. The shareholder may change the amount of the investment or discontinue the plan any time by writing to the Funds.

Systematic Withdrawal Plan. You may establish a Systematic Withdrawal Plan if your account has a value of $5,000 or more and receive monthly, quarterly or semi-annual payments, in amounts of not less than $50 per payment. You may authorize the Fund to redeem the necessary number of shares periodically (monthly, semiannually, or quarterly in March, June, September and December). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s). No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are currently borne by the applicable Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Funds upon 60 days’ written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 888-726-9331 or writing to the Ave Maria Mutual Funds,  c/o Ultimus Fund Solutions, LLC,  P.O. Box 46707,  Cincinnati, Ohio 45246-0707.

Exchange of Shares. You may exchange shares of one Ave Maria Mutual Fund for those of another Ave Maria Mutual Fund. You must meet the minimum investment requirements for the Fund into which you are exchanging. Note that an exchange is treated as an ordinary sale and purchase for federal income tax purposes, and you may realize a capital gain or loss.

You may request an exchange in writing, by telephone (888-726-9331), or through the Funds’ website (www.avemariafunds.com). Each Fund redeems shares at the NAV next calculated after the Transfer Agent receives your exchange request. The shares you acquire in the exchange will be purchased at the NAV next calculated after the Transfer Agent receives your request in proper form.

47

The Funds reserve the right to terminate or modify the exchange privileges of any shareholder, broker, investment adviser or agent who requests a significant number of exchange transactions, either for oneself or one’s customers, upon 60 days’ notice. The Funds will consider the number of exchanges requested, the time within which requests are made, and the level of expense to the Funds or adverse effects to other shareholders.

Transfer of Shares. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write to the Funds.

TAXES

The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal taxes.

The Funds have qualified and intend to continue to qualify annually for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, so that they do not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income

48

requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders. As of December 31, 2022, the Funds had the following short-term capital loss carryforwards for federal income tax purposes, which are available indefinitely to offset net realized gains in future years.

Ave Maria Value Fund	$1,296,040
Ave Maria Growth Fund	$ 220,283
Ave Maria World Equity Fund	$ 754,229
Ave Maria Focused Fund	$ 147,745

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one-year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Taxation of the Shareholder. Dividends from net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Funds have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2023, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $492,300 ($553,850 for married taxpayers, $523,050 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers who are not in this highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.

49

Amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. The dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

The Funds may be subject to a tax on dividend and interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities of issuers in foreign countries, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold shares of a Fund, and such Fund must hold shares in the dividend or interest-paying corporation, for at least 16 days during the 31-day period beginning on the date 15 days before the ex-dividend date. Furthermore, a shareholder would not benefit to the extent it or a Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 24% (backup withholding) from such shareholder’s dividend, capital gain and redemption payments. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November and December

50

and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

Distributions by a Fund will result in a reduction in the market value of the Fund’s shares. Should a distribution reduce the market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption or exchange of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisors regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

Any loss arising from the sale or redemption of shares of the Funds held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for 6 months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding 1 or more other positions in substantially similar or related property.

Certain U.S. shareholders, including individuals, estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service (“IRS”) certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Funds.

Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares. In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders. Average cost is the method used for reporting the redemption of any covered shares on your Consolidated Form

51

1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares.

Information set forth in the Prospectus and this SAI that relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situations. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND

Each Fund, when it is deemed to be in the best interests of a Fund’s shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of such Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

PRINCIPAL SECURITY HOLDERS

As of April 7, 2023, Charles Schwab & Co., Inc. Special Custody Account For the Benefit of its Customers, 211 Main Street, San Francisco, California 94105, owned of record 9.56% of the outstanding shares of the Ave Maria Growth Fund, 7.98% of the outstanding shares of the Ave Maria Rising Dividend Fund, 6.60% of the outstanding shares of the Ave Maria World Equity Fund and 5.98% of the outstanding shares of the Ave Maria Bond Fund; TD Ameritrade Inc. For the Exclusive Benefit of Its Clients, P.O. Box 2226, Omaha, Nebraska 68103, owned of record 7.14% of the outstanding shares of the Ave Maria Growth Fund and 6.30% of the outstanding shares of the Ave Maria Bond Fund; Merrill Lynch For the Benefit of its Customers, 4800 Deer Lake Drive East, Jacksonville, Florida 32246, owned of record 5.45% of the outstanding shares of the Ave Maria Rising Dividend Fund; Edward D. Jones & Company, For the Benefit of Customers, 12555 Manchester Road, St. Louis, Missouri 63131, owned of record 5.32% of the outstanding shares of the Ave Maria Bond Fund; Louis C. Argenta Living Trust, c/o Schwartz Investment Counsel, 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170, owned of record 5.49% of the outstanding shares of the Ave Maria Focused Fund; Mary Jo Argenta Living Trust, c/o Schwartz Investment Counsel, 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170, owned of record 10.54% of the outstanding shares of the Ave Maria Focused Fund and 6.39% of the outstanding shares of the Ave Maria World Equity Fund; Argenta 2021 Grantor, c/o Schwartz Investment Counsel, 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170 owned of record 6.94% of the outstanding shares of the Ave Maria Focused Fund; and Linda J. Baroli Trust, c/o Schwartz Investment Counsel, 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170 owned of record 8.34% of the outstanding shares of the Ave Maria Focused Fund.

52

As of April 11, 2023 the Trustees and officers of the Trust as a group owned of record or beneficially 1.54% of the outstanding shares of the Ave Maria World Equity Fund; 5.63% of the outstanding shares of the Ave Maria Focused Fund; and less than 1% of the outstanding shares of each other Fund, as shown in the Trust’s records.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Funds’ investments. As custodian, U.S. Bank, N.A. acts as each Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2023. Deloitte & Touche LLP performs an annual audit of the Funds’ financial statements and advises the Funds as to certain accounting matters.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.

TRANSFER AGENT AND ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the transfer agent, administrator and fund accountant to the Funds pursuant to a Mutual Fund Services Agreement. Ultimus maintains the records of each shareholder’s account, processes purchases and redemptions of the Funds’ shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Funds, calculates daily NAVs and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, each Fund pays Ultimus a fee based upon a percentage of the average daily net assets of each Fund, subject to a minimum monthly fee. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

During the past three fiscal years the Funds paid the following administration, accounting and transfer agent fees to Ultimus:

	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Ave Maria Value Fund	$332,640	$302,856	$217,303
Ave Maria Growth Fund	$836,157	$1,012,124	$853,303
Ave Maria Rising Dividend Fund	$903,219	$936,255	$811,014
Ave Maria World Equity Fund	$ 79,856	$80,932	$64,575
Ave Maria Focused Fund	$ 51,270	$48,678	$18,024
Ave Maria Bond Fund	$452,313	$413,338	$352,117

53

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement has an initial two-year term and provides that, unless sooner terminated, it will continue in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or a vote of a majority of the outstanding shares of a Fund and (2) a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly-owned subsidiary of Ultimus. Stephen Preston is an officer of both the Distributor and the Trust.

FINANCIAL STATEMENTS

The financial statements of the Funds, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Funds dated December 31, 2022.

54

APPENDIX A - RATINGS DESCRIPTIONS

The various ratings used by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings are described below. A rating by a nationally recognized statistical rating organization (“NRSRO”) represents the organization’s opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The long-term ratings of Moody’s, S&P and Fitch for debt securities are as follows:

Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end

55

of that generic rating category.

S&P Ratings

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated “C” is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

56

D – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed debt restructuring.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Fitch Ratings

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind seems probable.

C – Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C’ category for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

57

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.	the formal announcement by the issuer or its agent of a distressed debt exchange;

d.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

58

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

Schwartz Investment Trust and Schwartz Investment Counsel, Inc.

Proxy Voting Policies and Procedures

Schwartz Investment Trust and Schwartz Investment Counsel, Inc. intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders’ and clients’ investments.

Schwartz Investment Trust’s (“SIT”) Board of Trustees has delegated to Schwartz Investment Counsel, Inc. (“SICI”) the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

General Policy for Voting Proxies

SICI will vote proxies solely in the interests of clients. Any conflict of interest must be resolved in the way that will most benefit clients. Since the quality and depth of management is a primary factor considered when investing in a company, substantial weight is given to the recommendation of management on any issue. However, SICI will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of Interest

SICI recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of clients. Such circumstances may include, but are not limited to, situations where SICI or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. SICI shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of SICI with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of SICI’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. SICI shall not vote proxies relating to such issuers on behalf of client accounts until it has determined that the conflict of interest is not material, or as it relates to SIT’s holdings, a method of resolving such conflict of interest has been agreed upon by the Trust’s Nominating and Governance Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence SICI’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is

59

not material, SICI may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material as it relates to SIT’s holdings, the conflict shall be disclosed to the Nominating and Governance Committee and SICI shall follow the instructions of the Committee. The Proxy Manager shall keep a record of all materiality decisions and SICI’s Chief Compliance Officer shall report them to the Nominating and Governance Committee on a quarterly basis.

Election of the Board of Directors

SICI believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

SICI will generally support the election of directors that result in a board made up of a majority of independent directors.

SICI will hold directors accountable for the actions of the committees on which they serve. For example, SICI will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

SICI will support efforts to declassify existing boards. SICI will vote against efforts by companies to adopt classified board structures, or impose “poison pills” on its shareholders or adopt multiple classes of stock.

Approval of Independent Auditors

SICI believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based Compensation Plans

SICI believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, SICI is opposed to plans that substantially dilute shareholders’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

SICI will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

SICI will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on our shareholdings SICI considers other factors such as the nature of the industry and size of the company.

60

SICI will vote against plans that have any of the following structural features:

●	Ability to re-price underwater options

●	Ability to issue options with an exercise price below the stock’s current market price.

●	Ability to issue reload options.

●	Automatic share replenishment (“evergreen”) feature.

61

SICI will support measures intended to increase long-term stock ownership by executives. These may include:

●	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).

●	Requiring stock acquired through option exercise to be held for a certain period of time.

●	Using restricted stock grants instead of options.

To this end, SICI supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering SICI’s case for increased ownership by corporate leaders and employees.

SICI will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights

SICI believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.

SICI will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. SICI will vote against proposals to impose super-majority requirements.

SICI will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

SICI will vote against proposals for a separate class of stock with disparate voting rights.

SICI will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, SICI will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Corporate and Social Policy Issues

SICI believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

SICI generally votes against these types of proposals, though exceptions may be made in certain instances where SICI believes a proposal has substantial economic implications.

Proxy Voting Process

Proxy voting is subject to the supervision of Robert C. Schwartz, Senior Vice President of SICI (“Proxy Manager”). Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

62

SCHWARTZ INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2023

Schwartz Value Focused Fund
(RCMFX)

This Statement of Additional Information (“SAI”) supplements the Prospectus offering shares of the Schwartz Value Focused Fund (the “Fund”). This SAI, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated May 1, 2023, as it may be revised or supplemented from time to time.

Because this SAI is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund’s Prospectus may be obtained by writing the Fund at P.O. Box 46707, Cincinnati, Ohio 45246-0707, or by calling the Fund toll-free at 888-726-0753, or on the Fund’s website: www.schwartzvaluefocusedfund.com. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

THE TRUST	3
INVESTMENT POLICIES AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	21
TRUSTEES AND OFFICERS	23
THE INVESTMENT ADVISER	28
SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS	31
PORTFOLIO TURNOVER	34
CALCULATION OF SHARE PRICE	34
SHAREHOLDER ACCOUNTS	35
TAXES	36
REDEMPTION IN KIND	40
PRINCIPAL SECURITY HOLDERS	40
CUSTODIAN	40
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40
LEGAL COUNSEL	41
TRANSFER AGENT AND ADMINISTRATOR	41
THE DISTRIBUTOR	41
FINANCIAL STATEMENTS	41
APPENDIX A - RATINGS DESCRIPTIONS	42
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES	46

2

THE TRUST

Schwartz Investment Trust (the “Trust”), an open-end management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers seven series of shares to investors: the Schwartz Value Focused Fund, the Ave Maria Value Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund and the Ave Maria Bond Fund. Each series has its own investment objective, strategies and policies. This SAI provides information relating to the Schwartz Value Focused Fund (the “Fund”). Information relating to the Ave Maria Value Fund, the Ave Maria Rising Dividend Fund, the Ave Maria Growth Fund, the Ave Maria World Equity Fund, the Ave Maria Focused Fund and the Ave Maria Bond Fund (the “Ave Maria Mutual Funds”) is in a separate SAI. The Fund is a non-diversified series of the Trust.

Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares, so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the Fund’s shareholders will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies that may be changed by the Board of Trustees (the “Board of Trustees” or the “Board”) without shareholder approval.

Commercial Paper. Commercial paper consists of short-term (usually from one 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper if rated A-1 by Standard & Poor’s Global Ratings

3

(“S&P”) or Fitch Ratings (“Fitch”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by S&P or Fitch or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments unless, in the judgment of Schwartz Investment Counsel, Inc. (the “Adviser”), such note is liquid.

Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due, and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or corporate developments could materially impact the ability of an issuer to pay principal and interest, when due.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1. Commercial paper rated F-1+ by Fitch has exceptionally strong credit quality and the strongest degree of assurance for timely payment. F-1 paper has very strong credit quality, F-2 has good credit quality and F-3 has fair credit quality, with the assurance for timely payment adequate, but adverse changes could cause the securities to be rated below investment grade.

Bank Debt Instruments. Bank debt instruments consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation (the “FDIC”). Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than 7 days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

4

These bank debt instruments are generally not insured by the FDIC or any other government agency, except that certificates of deposit may be insured for up to $250,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

When-Issued Securities. The Fund may purchase securities on a forward commitment or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities and if delivery and payment for the securities takes place within 35 days after the date of the transaction. In connection with these investments, the Fund will direct its custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund’s commitments to purchase securities on a when-issued basis. The purpose and effect of this is to prevent the Fund from gaining investment leverage from when-issued transactions. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund’s payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. The Fund will not accrue income with respect to a when-issued security prior to its stated delivery date. The Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

5

Rule 18f-4 under the 1940 Act permits the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

Repurchase Agreements. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its custodian or with banks or broker-dealers that have been approved as adequately creditworthy by the Adviser. There is no limit on the amount that the Fund may invest in repurchase agreements; however, the Fund will not enter into a repurchase agreement not terminable within 7 days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities. The Fund does not intend to engage in reverse repurchase agreement transactions.

Although the securities subject to a repurchase agreement might bear maturities exceeding 1 year, settlement for the repurchase will never be more than 1 year after the Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding 1 day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must be of a credit quality at least equal to the Fund’s investment criteria for portfolio securities and will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss of repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

6

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund would be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

U.S. Government Obligations. “U.S. Government obligations” include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of 1 year or less; Treasury Notes have initial maturities of 1-10 years; and Treasury Bonds generally have initial maturities of greater than 10 years. U.S. Government obligations also include treasury inflation-protected securities (“TIPS”) issued by the U.S. Government that have an inflation adjustment applied to the principal according to changes in the Consumer Price Index.

Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

Government debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. The total public debt of the U.S. as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn and has accelerated with the U.S. Government’s response to the COVID-19 pandemic. The U.S. Government adopted the Coronavirus Aid, Relief and Economic Security Act (the “CARES ACT”) in 2020 and the American Rescue Plan in 2021, which are directed towards supporting American workers and businesses adversely affected by the economic upheaval from the COVID-19 pandemic. Fiscal stimulus packages such as the CARES Act and the American Rescue

7

Plan Act are the largest economic stimulus packages in recent history. The U.S. Government is also investing significantly in infrastructure and national defense, and government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Because there is little precedent for this situation, it is difficult to predict the impact on the markets of this or other significant policy changes. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systematic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due, which may adversely affect the value of certain instruments held by the Fund. In August 2011, S&P lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. Government-sponsored enterprises. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. S&P continues to affirm its AA+ long-term credit rating on the U.S. and its rating outlook of stable. Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued by the U.S. Government may experience credit downgrades. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in both the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of certain types of debt. Political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund’s investments and increase uncertainty in or impair the operation of the U.S. and other securities markets.

Equity Securities. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increased production costs. The value of a company’s stock is also based upon investor sentiment and market perceptions. The increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. Since passive investing strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies, rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies. The value of a company’s stock also may be affected by changes in the financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Governmental and quasi-governmental authorities and regulators

8

throughout the world, such as the Board of Governors of the U.S. Federal Reserve System in the United States (“Federal Reserve”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 and 2021 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic, which has contributed to higher inflation. Many central banks across Europe, Asia and elsewhere have adopted similar economic relief packages. In 2022, the Federal Reserve ended various stimulus packages and introduced quantitative tightening, which has caused market downturns, disruptions and volatility. In addition, political events within the U.S. and abroad, terrorism, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, may add to instability and could negatively impact financial markets and the performance of the Fund.

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact companies or foreign exchange rates in a different country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Some governmental authorities at times have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on the financial markets. The withdrawal of support, failure of efforts in response to a financial crisis or investor perceptions that these efforts are not succeeding could negatively affect financial markets in general as well as the values and liquidity of certain securities. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that the Fund could be prohibited from investing in securities issued by companies that are subject to such restrictions. The imposition of protectionist trade policies and sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country. The health crisis caused by the coronavirus outbreak has exacerbated other pre-existing political, social, and economic risks in certain countries and has negatively affected the global economy as well as the economics of individual countries and the markets in general, in significant and unforeseen ways. The pandemic has disrupted the supply chains that many businesses depend upon and accelerated trends towards working remotely and shopping on-line, which has negatively affected certain business sectors and companies that have been slow to transition to an on-line business model. The government response to these events, including emergency health measures, welfare benefit programs, fiscal stimulus, industry support programs and measures that impact interest rates, among other responses, has also impacted the financial markets and the value of the Fund’s holdings. These disruptions have led to general concern and uncertainty that has negatively affected the global economies and the stability of the global financial markets and resulted in an increase in defaults and bankruptcies.

9

Various countries have recently seen significant internal conflicts and in some cases, civil wars and new disturbances due to acts of war or other political developments. Russia’s invasion of Ukraine in February 2022, and corresponding subsequent events, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union (“EU”) of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. In addition, the United States has banned oil and other energy imports from Russia, the EU has imposed a partial embargo on Russian crude oil and petroleum products, and the United Kingdom (“UK”) phased out oil imports from Russia at the end of 2022. These sanctions, the potential for future sanctions, and Russia’s retaliatory responses to other sanctions and actions, may continue to adversely impact the Russian economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or decline in the value and liquidity of Russian securities, property or interests. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. These, and other events, have put Russia’s economy into a recession.

Foreign Securities. Subject to the Fund’s investment policies and quality standards, the Fund may invest in securities of foreign issuers that trade on a foreign securities exchange or in the over-the-counter markets. The Fund may also invest indirectly in such companies in the form of American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a mutual fund that invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. A change in the value of a currency in which a security is denominated against the U.S. dollar will result in a corresponding change in the U.S. dollar value of that security and such a change may also affect the value and income of the securities of issuers who are exposed to that currency. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of securities denominated in (or otherwise exposed to) that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of securities denominated in (or otherwise exposed to) that currency will decline. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by political and economic events occurring inside and outside the U.S., many of which may be difficult, if not impossible to predict. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally

10

higher than in the U.S. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S. U.S. Government policies have, at times in the past, discouraged certain investments abroad by U.S. investors through imposition of currency controls, changes in tax policy and other restrictions.

General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by the Fund. For example, EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. European financial markets have recently experienced volatility and have been adversely affected by concerns of economic downturns, credit rating downgrades, rising government debt and possible default on or restructuring of government debt in several European countries. In June 2016, the UK voted in a referendum to leave the EU, thereby initiating the British exit (commonly known as “Brexit”) and on January 1, 2021, the free movement of people and goods and services between the UK and the EU ended. This has resulted in changes to European travel, duty-free shopping and immigration rules as well as substantial volatility in foreign exchange markets and a depreciation in the value of the British pound against other currencies. Brexit has also exacerbated existing inflationary and supply chain challenges. The Fund faces risks associated with the potential uncertainty and consequences that may follow Brexit, including instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests.

Both in developed and developing countries, crises may arise that have the potential to severely erode the value of investments. These episodes may include instances of default, restructuring, economic pressures introduced by significant commodity price declines or severe devaluations of foreign currency with respect to the U.S. dollar. In the past, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In addition, financial regulators, including the Federal Reserve and the European Central Bank, at times have taken steps to maintain historically low interest rates, such as by purchasing bonds. Some governmental authorities at times have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not

11

succeeding, could negatively affect financial markets generally as well as the values and liquidity of certain securities.

Emerging Markets. Emerging market countries are those considered to be every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Investments in emerging market countries may include special risks in addition to those generally associated with foreign investing. The value of investments in emerging market countries may be more volatile due to greater uncertainties of investing in less established markets with lower trading volumes and economies that are not as developed or diverse. Governments of many emerging market countries have exercised substantial influence over many aspects of the private sector through ownership or control of many companies and the future actions of these governments could have a significant effect on economic conditions in emerging markets. With respect to certain emerging market countries, the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property, political or social instability or diplomatic developments could adversely affect investments by U.S. persons in these countries.

Many emerging market countries have little experience with the corporate forms of business organization and may not have well developed corporations and business laws or concepts of fiduciary duty in the business context. Regulatory authorities in some emerging markets currently do not provide the Public Company Accounting Oversight Board with the ability to inspect public accounting firms as required by U.S. law, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, which potentially could expose investors to significant risks. The Public Company Accounting Oversight Board (“PCAOB”) in 2021 determined the PCAOB was unable to inspect or investigate audit firms headquartered in mainland China and Hong Kong. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the People’s Republic of China to grant the PCAOB access to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, consistent with U.S. law. To the extent the PCAOB remains unable to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of US reporting companies, such inability may impose significant additional risks associated with investments in China.

Industry/Sector Risk. The greater the Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region, or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. Companies in the same industry often face similar obstacles, issues, and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services, or energy, can be highly volatile. Industry classifications for the Fund are based on classifications maintained and developed by third parties. The sectors in which the Fund may have greater exposure will vary from time to time. As of December 31, 2022, the Fund had 28.5% of the value of its net assets invested in stocks within the real estate sector, 24.9% of which was held in in a single stock within the real estate sector (Texas Pacific Land Corporation). Some stocks that are associated with the real estate sector operate

12

as property leasing companies for a particular industry, such as the natural gas and crude oil industry, and may be more dependent on the strength of their underlying industry than the strength of the real estate market generally. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors that may be out of the control of the issuers of such securities, including changes in supply and global demand, international political and economic developments and the success of exploration projects. Real estate stocks could also be affected overbuilding, increases in property taxes and operating expenses, lack of available financing, vacancies, changes in interest rates, changes in zoning laws, casualty or condemnation losses and property damage.

Special Purpose Acquisition Companies. The Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (IPO) for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify a merger target and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. The securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer.

Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price during the life of the warrant and are valid for a specific period of time (generally 2 or more years). Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund’s assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the NYSE American. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the

13

underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Borrowing and Pledging. The Fund may borrow from banks to clear securities transactions but only as a temporary measure for emergency or extraordinary purposes and only in an amount not exceeding 5% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 5% of its total assets. The Fund’s policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in the Fund’s net asset value (“NAV”) until the borrowing is repaid. Money borrowed by the Fund will be subject to interest and other costs.

Investment Company Shares. Investment company shares are securities of other open-end or closed-end registered investment companies and include money market funds and exchange-traded funds (“ETFs”). The Fund may invest in shares of other investment companies, but will not invest more than 5% of its total assets in shares of any single investment company and will not purchase more than 3% of the outstanding voting shares of any investment company. Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Among those conditions is the requirement that, prior to a fund relying on Rule 12d1-4 to acquire securities of another fund in excess of the limits of Section 12(d)(1), the acquiring fund must enter into a fund of funds agreement with the acquired fund. (This requirement does not apply when the acquiring fund’s investment adviser acts as the acquired fund’s investment adviser and does not act as sub-adviser to either fund.) Rule 12d1-4 is also designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent the Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions. Investments by the Fund in other investment companies will result in duplication of advisory, administrative and other operational expenses. An investment in an investment company is not insured or guaranteed by the FDIC or any other governmental agency, entity or person.

●	Money Market Mutual Funds. In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, the Fund may invest a significant portion of its assets in shares of one or more money market mutual funds. While investor losses in money market mutual funds have been rare, they are possible. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. Certain money market funds have floating NAVs, while others seek to maintain stable NAVs (typically, $1.00 per share). If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate), which would

14

prevent the Fund from redeeming shares of the money market fund, or may impose a liquidity fee of up to 2% of the value of shares that the Fund redeems. These measures may result in a loss to the Fund or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares.

●	ETFs. Passive ETFs are a type of investment company that represents a portfolio of securities designed to track a particular market index and active ETFs are a type of investment company with an investment manager that is actively managing the portfolio. The Fund could purchase shares of an ETF to gain exposure to a portion of a U.S. or foreign market. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. To the extent that the management fees paid to an ETF are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase expenses.

Gold and Precious Metals. The Fund may from time to time invest in ETFs or other companies that invest directly or indirectly in commodities or whose business is related to commodities. For example, the Fund may invest in companies whose business is related to the mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

Real Estate Investment Trusts (“REITs”). While the Fund will not invest in real estate directly, it may be subject to risks similar to those associated with real estate investments because of its ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Such REITs are dependent upon management skills, subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs that operate as property leasing

15

companies for a particular industry, such as the oil and gas industry, wireless network, or timber industry, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended and failing to maintain exemption from the 1940 Act. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase expenses.

Illiquid Investments. The Fund may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than 7 days and other securities that cannot reasonably be expected to be sold or disposed of in current market conditions, within seven calendar days, without significantly impacting the market value of the investment. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program and enhanced disclosures regarding Fund liquidity. The Fund will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees has designated the Adviser as the administrator of the Fund’s liquidity risk management program, responsible for assessing, managing and periodically reviewing the Fund’s liquidity risk, based upon relevant market, trading and investment-specific considerations.

Restricted securities, including securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933, may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Where registration is required, the Fund may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders). Restricted securities will be priced at fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees, with the assistance of the Adviser. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund may have more than 15% of the value of its net assets invested in illiquid assets, including restricted securities, the Fund will take such steps as is deemed advisable to reduce its exposure to illiquid securities.

Portfolio Turnover. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund’s portfolio turnover rate will depend upon market and other conditions, and will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If the Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s return. High portfolio turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and avoid the imposition of federal income or excise taxes. See “Taxes.”

16

Economic and Market Events and Geopolitical Risks. Events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructuring, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; steep declines in oil prices; credit and liquidity issues involving certain money market and high yield mutual funds; S&P’s downgrade of the U.S. long-term sovereign debt and measures to address U.S. federal and state budget deficits; governmental efforts to limit short selling and high frequency trading; actions taken by government and quasi-governmental authorities and regulators throughout the world in response to the COVID-19 pandemic, including significant fiscal and monetary policy changes; the war between Ukraine and Russia; supply chain disruptions and high inflation; social, political and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in currency exchange rates; and China’s economic slowdown. There can be no assurance that market and economic conditions will not worsen in the future. In addition, other epidemics and pandemics that may arise in the future could affect the economies of many nations, individual companies, and the market in general in ways that cannot be foreseen at the present time.

Relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This may result in issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. Actions taken by the Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could cause high volatility in the equity and fixed-income markets. In June 2022, the Federal Reserve began a quantitative tightening program to reduce its US treasury and mortgage-backed securities holdings in order to reduce the excessive liquidity in the banking system, and the Federal Reserve also began to raise interest rates in 2022. The impact of quantitative tightening, future interest rate increases or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed-income investments across other pooled investment vehicles or accounts, changes in investor perceptions or changes in government intervention in the markets) could cause the value of fixed-income investments to decrease. Over the longer term, rising interest rates may present greater risks than has historically been the case due to the prolonged period of low rates, the effect of government fiscal initiatives, and the market reaction to those initiatives.

The Fund is subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to the markets. War, terrorism and related geopolitical events have led, and in the future may lead to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These events, as well as other changes in foreign and domestic political and economic conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. At such times, the Fund’s exposure to the risks described elsewhere in this SAI and in the Fund’s Prospectus can increase and make it difficult for the Fund to implement its investment program for a period of time.

17

Inflation and Deflation. The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of the Fund will be worth less in the future as inflation decreases the present value of money. The rate of inflation in many countries worldwide has increased recently due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation and the Russian invasion of Ukraine, among other factors. The Federal Reserve has raised the federal funds rate and signaled the possibility of further increases. There is no guarantee that actions taken by the Federal Reserve and other governmental bodies to reduce inflation will be effective. Unanticipated or persistent inflation may have a material and adverse impact on the financial condition or operating results of companies in which the Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Corporate Bonds and Preferred Stocks

It is not the Adviser’s intention to have the Fund invested in debt securities primarily for capital appreciation; the Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser’s analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein or in the Prospectus. When the Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from 1 day to 30 years) will be based in large measure both on the Adviser’s perception as to general risk levels in the debt market versus the equity market, and on the Adviser’s perception of the future trend and term structure of interest rates.

Although the Fund invests primarily in common stocks, the Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody’s, S&P and Fitch. The Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than “investment grade” by either of these two rating organizations. Lower-rated securities (commonly called “junk” securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. Securities rated in any category below Baa by Moody’s or BBB by S&P and Fitch are generally considered to be “junk” securities. The Fund will promptly sell “junk” securities as necessary in order to limit its aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

See Appendix A to this SAI for a description of the quality ratings assigned by Moody’s, S&P and Fitch.

18

Preferred Stocks. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

General Risk Factors of Fixed-Income Securities. Investments in fixed-income securities are subject to inherent market risks and fluctuations in price due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay principal and interest when due. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, that is, all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude. Future interest rates increases could result in less liquidity and greater volatility of fixed-income securities. Fixed-income securities are subject

19

to liquidity risk resulting from the lack of an active market, a reduced number of traditional market participants or the reduced capacity of traditional market participants to make a market for fixed-income securities. New regulations and changing business practices of financial intermediaries that make markets in fixed-income securities may cause those intermediaries to restrict their market making activities for certain fixed income securities, which may reduce the liquidity and increase the volatility of these securities.

Risk Factors of Lower-Rated Securities. Lower-rated debt securities (commonly called “junk” securities) may be subject to certain risk factors to which other securities are not subject to the same degree. Prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of the Fund’s shares, and an increase in issuers’ defaults on such securities.

Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Fund will be able to receive payments when senior securities are in default.

The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition. Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, portfolio securities may be valued at their fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees. Also, increased illiquidity of the market for lower-rated securities may affect the Fund’s ability to dispose of portfolio securities at a desirable price.

Certain laws or regulations may have a material effect on the Fund’s investments in lower-rated securities. As examples, certain legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and other legislative proposals have been introduced in order to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

LIBOR Risk. Instruments in which the Fund may invest may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. The UK’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, phased out the use of one-week and two-month U.S. dollar LIBOR settings at the end of 2021, and the use of the remaining U.S. dollar LIBOR settings will be phased out by June 30, 2023. On March 15, 2022,

20

the Adjustable Interest Rate (LIBOR) Act was signed into law and provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark that is based on the Secured Overnight Financing Rate (“SOFR”). It is difficult to predict the full impact of the transition away from LIBOR until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR or result in a reduction in the value of certain instruments held by the Fund. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Cybersecurity Risk. As the use of technology and the frequency of cyber-attacks have become more prevalent, the Fund has potentially become more susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may interfere with the processing of shareholder transactions or Fund NAV calculations, or cause the release of confidential information or the loss of proprietary information. This in turn could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security attacks may include, among other things, gaining unauthorized access of digital systems for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber security breaches of the Fund’s third-party service providers (including its transfer agent, intermediaries and custodian) or issuers that the Fund invests in, can also subject the Fund to many of the risks associated with direct cyber security breaches. Like operational risk in general, the Fund’s service providers have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cyber security systems of issuers or third-party service providers.

INVESTMENT LIMITATIONS

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

Under these fundamental limitations, the Fund may not:

1.       Borrow amounts in excess of 5% of the Fund’s total assets, except as a temporary measure for extraordinary or emergency purposes.

2.       Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.       Invest 25% or more of the Fund’s total assets in any one industry.

21

4.       Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

5.       Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

6.       Invest for the purpose of exercising control of management.

7.       Issue senior securities as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund’s total assets, taken at the lesser of cost or market value.

8.       Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

9.       Sell any securities short unless, by virtue of the Fund’s ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

10.    Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

The percentage limitations included in the fundamental investment limitations apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. Industry classifications for the Fund are based on classifications maintained and developed by third parties. The Adviser reserves the right to change industry classifications as it deems appropriate and without seeking shareholder approval. The Fund is not permitted to engage in securities lending.

The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 7. The Fund has never made, nor does it presently intend to make, short sales of securities “against the box” as described above in investment limitation 9. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

22

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve until their retirement and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Four Trustees of the Trust are not interested persons, as defined in the 1940 Act (the “Independent Trustees”).

Name, Address and Year of Birth	Length of Service	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Portfolios in Fund Complex Overseen by Trustee*
Interested Trustee
George P. Schwartz, CFA** 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1944	Since August 1992	Trustee/Chairman and President	Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc.	7
Independent Trustees
Donald J. Dawson, Jr. 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1947	Since January 1993	Trustee	Retired in 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (payroll processing company) from 1986 until 2015 and Chief Executive Officer of that company from 1986 until 1998	7

John J. McHale, Jr. 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1949	Since April 2014	Trustee	Consultant to the Commissioner of Major League Baseball. From 2000 until 2020, he was an executive of Major League Baseball serving in the roles of Executive Vice President and Special Assistant to the Commissioner	7

Edward J. Miller 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1946	Since May 2017	Trustee	Retired in 2019. Prior to retirement, he was Vice Chairman and Director of Detroit Investment Fund since 2001 and Invest Detroit Foundation since 2010 (financiers for redevelopment of Detroit Michigan)	7
William A. Morrow 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1947	Since April 2018	Trustee	Retired in 2017. Prior to retirement, he was Senior Executive Vice President of Crain Communications Inc (business media) from 1985 until 2017	7
Executive Officers
Timothy S. Schwartz, CFA** 5060 Annunciation Circle, Ste. 101 Ave Maria, Florida 34142 Year of Birth: 1971	Since April 2000	Treasurer	President and Chief Investment Officer of Schwartz Investment Counsel, Inc, as of March 1, 2021. Executive Vice President and Chief Financial Officer of Schwartz Investment Counsel, Inc. until December 31, 2019.

Cathy M. Stoner, CPA, IAACP** 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1970	Since January 2010	Chief Compliance Officer	Chief Compliance Officer, Chief Financial Officer and Vice President of Schwartz Investment Counsel, Inc. as of January 1, 2020. Chief Compliance Officer and Vice President of Schwartz Investment Counsel, Inc. until December 31, 2019.

Robert C. Schwartz** 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1976	Since October 2013	Vice President and Secretary	Senior Vice President and Secretary of Schwartz Investment Counsel, Inc. as of January 1, 2020; Vice President of Schwartz Investment Counsel, Inc. until December 31, 2019.

*     The Fund Complex consists of the Fund and the Ave Maria Mutual Funds.

**   George P. Schwartz, Timothy S. Schwartz, Cathy M. Stoner and Robert C. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Timothy S. Schwartz and Robert C. Schwartz are sons of George P. Schwartz.

23

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s dollar range of beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2022.

Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
Interested Trustee:
George P. Schwartz, CFA	Over $100,000	Over $100,000
Independent Trustees:
Donald J. Dawson, Jr.	$10,001 – $50,000	Over $100,000
John J. McHale, Jr.	None	Over $100,000
Edward J. Miller	None	Over $100,000
William A. Morrow	None	Over $100,000

Trustee Compensation. No Interested Trustee will receive any compensation from the Trust for serving as a Trustee of the Trust. Effective January 1, 2022, each Independent Trustee receives from the Trust an annual retainer of $63,000, payable quarterly (except that such retainer is $76,500 for the Chairman of the Governance Committee/Lead Independent Trustee and $71,500 for the Chairman of the Audit Committee), plus a fee of $6,000 for attendance at each meeting of the Board of Trustees. A Trustee Emeritus may serve on the Board in an advisory capacity for a period of three years following his retirement from the Board, but has no voting authority. A Trustee Emeritus receives one-half of both the annual retainer and fee for attendance at each Board meeting. These fees are allocated among the Fund and the Ave Maria Mutual Funds based upon their proportionate share of net assets.

The following table shows the compensation paid in 2022 to each of the Independent Trustees:

Independent Trustees:	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex*
Donald J. Dawson, Jr.	$1,025	None	None	$100,500
John J. McHale, Jr.	$ 887	None	None	$87,000
Edward J. Miller	$ 887	None	None	$87,000
William A. Morrow	$ 973	None	None	$95,500

*	The Fund Complex consists of the Fund and the Ave Maria Mutual Funds

Leadership Structure and Qualifications of Trustees

Board of Trustees. The Board is responsible for oversight of the Fund. The Trust has engaged the Adviser to oversee the management of the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund’s other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board meets in person (or occasionally by teleconference) at regularly

24

scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. The Board has established an Audit Committee and a Nominating and Governance Committee (the “Governance Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Mr. George P. Schwartz, CFA. Mr. Schwartz is an Interested Trustee of the Trust because he is an officer and the controlling shareholder of the Adviser. Mr. Schwartz, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers. As Chairman, Mr. Schwartz has primary responsibility for setting the agenda and presiding at each Board meeting.

Mr. Donald J. Dawson, Jr. serves as the Lead Independent Trustee and Chairman of the Governance Committee and Mr. William A. Morrow, an Independent Trustee, serves as Chairman of the Audit Committee. Each Committee Chairman reviews meeting agendas and presides at all meetings of their respective committees. In his role as Lead Independent Trustee, Mr. Dawson facilitates communication and coordination between the Independent Trustees and management, reviews meeting agendas for the Board, Chair’s executive sessions of the Independent Trustees and shall preside at meetings of the Board at which the Chairman of the Board is not present.

Board Committees. The Board has established a Governance Committee and an Audit Committee, each consisting of the Independent Trustees: Donald J. Dawson, Jr., John J. McHale, Jr., Edward J. Miller and William A. Morrow. The Audit Committee oversees (i) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; and (ii) the quality and objectivity of the financial statements of the Fund and the independent audits thereof. In addition, the Audit Committee acts as a liaison between the Fund’s independent registered public accounting firm and the full Board and pre-approves the scope of the audit and non-audit services the independent registered public accounting firm provides to the Fund. The Governance Committee oversees the independence and effective functioning of the Board and reviews in the first instance and makes recommendations to the Board regarding any investment advisory agreement relating to the Fund. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. During the most recent fiscal year ended December 31, 2022, the Audit Committee and the Governance Committee each met four times.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance Committee believes contribute to good governance for the Trust. The Board has concluded that, based on each Trustee’s experience,

25

qualifications, attributes or skills on an individual basis and in combination with the other Trustees, each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Mr. George P. Schwartz has served as the Chief Executive Officer of the Adviser since he founded the Adviser in 1980. He has over 50 years of experience in the investment management profession, including 7 years as an investment research analyst and partner with two New York Stock Exchange member firms and 6 years as Senior Investment Officer and Chairman of the Investment Committee of a national bank. Mr. Schwartz holds a B.S. degree in Finance from the University of Detroit. He is a CFA charter holder and a Chartered Investment Counselor. Mr. Schwartz has served as President and a Trustee of the Trust since August 1992. The Board concluded that Mr. Schwartz is suitable to serve as a Trustee because of his professional experience and his academic background.

Mr. Donald J. Dawson, Jr. previously served as the Chairman, President and Chief Executive Officer of a closely-held company from 1986 until 1998 and Chairman of that company from 1999 until 2015. He was also a Board member of a non-profit organization from 2000 until 2017, serving as Chairman from 2009 until 2011. Mr. Dawson holds a B.A. degree in Economics from Georgetown University and a J.D. degree from the University of Michigan Law School. He has previously been licensed with the Financial Industry Regulatory Authority (“FINRA”) as a general securities representative. Mr. Dawson has served as a Trustee of the Trust since January 1993. The Board concluded that Mr. Dawson is suitable to serve as a Trustee because of his business and legal experience, his academic background and his service and experience on other boards.

Mr. John J. McHale, Jr. is a consultant to Major League Baseball and served as the Special Assistant to the Commissioner of Major League Baseball from April 2015 until December 2020, responsible for special project assignments, grievances and on-field disciplinary matters. He previously served as Executive Vice President of Administration and Chief Information Officer for Major League Baseball from 2000 until 2015, overseeing the administrative functions of the MLB Central Office. Prior to 2002, he served in executive capacities for various Major League Baseball teams; Chief Operating Officer for the Tampa Bay Rays (2001-2002), President and Chief Executive Officer of the Detroit Tigers (1995-2001) and Executive Vice President of Baseball Operations of the Colorado Rockies (1991-1994). He was a Board member of the United States Amateur Baseball Federation, Inc. and a Trustee of several major league baseball retirement and pension plans until December 2020. Mr. McHale holds an undergraduate degree from the University of Notre Dame, a J.D. degree from Boston College and an L.L.M degree from Georgetown University. Mr. McHale has served as a Trustee of the Trust since April 2014. The Board concluded that Mr. McHale is suitable to serve as a Trustee because of his business and legal experience, his academic and professional background and his service and experience on other boards.

Mr. Edward J. Miller retired in 2019. Prior to his retirement he was Vice Chairman and Director of the Detroit Investment Fund since 2001 and the Invest Detroit Foundation since 2010, which provides financing for residential and commercial redevelopment of the City of Detroit Michigan, and was actively involved in the management of both organizations until 2016. Prior to joining the Detroit Investment Fund, Mr. Miller was an Executive Vice President at Standard Federal Bank (now Bank of America) from 1995 until 2000 where he was responsible for commercial banking

26

activities. Before he joined Standard Federal Bank, Mr. Miller held executive management positions with Comerica Bank and Manufacturers Bank (prior to its merger with Comerica). These positions included responsibility for Retail Banking (1993-1995) and Trust and Investment Management (1988-1993). He started his career with Manufacturers Bank in 1970 and held positions in commercial lending, strategic planning and corporate development before being appointed Executive Vice President in 1990. He is a Board member of various non-profit organizations. Mr. Miller holds a B.S. degree from Regis University in Denver, Colorado and an MBA from the University of Detroit. Mr. Miller has served as a Trustee of the Trust since May 2017. The Board concluded that Mr. Miller is suitable to serve as a Trustee because of his business and investment experience, his academic and professional background and his service and experience on other boards.

Mr. William A. Morrow retired in 2017. He previously served as a Senior Executive Vice President for Crain Communications Inc., an international business media company, from March 1985 until May 2017. As Senior Executive Vice President, he had overall responsibility for Crain Communications’ internal business operations, including finance, legal, acquisitions, administration, human resources, facilities and other corporate areas. He also served as Plan Administrator for Crain Communications’ Pension and Profit Sharing Plans. Prior to working at Crain, Mr. Morrow was a partner-in-charge in the Detroit office of Touche Ross & Co. (now Deloitte & Touche LLP) and a member of the firm’s national Management Advisory Council. He is active in many civic and business organizations, including serving as a Trustee and member of the Executive Committee at the University of Detroit Mercy. He is a former director of American Business Media, a membership association for business-to-business information providers, and previously served as Chairman. Mr. Morrow holds a B.S. degree in Accounting from the University of Detroit and a J.D. degree from Wayne State Law School. Mr. Morrow has been a Trustee of the Trust since April 2018. The Board concluded that Mr. Morrow is suitable to serve as a Trustee because of his business, legal and financial experience, his academic and professional background and his service and experience on other boards.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management of the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser. The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees. The CCO also provides updates to the Board on the application of the Fund’s compliance policies and procedures and how these procedures are designed to mitigate risk. Finally, the CCO reports to the Board immediately in between Board meetings in case of any problems associated

27

with the Fund’s compliance policies and procedures that could expose (or might have the potential to expose) the Fund to risk.

Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation may vary and there is no guarantee they will be effective. Not all risks that may affect the Trust can be identified and not all processes and controls to eliminate or mitigate their occurrence or effects can be developed. Some risks are simply beyond any control of the Trust or the Adviser, its affiliates or other service providers.

THE INVESTMENT ADVISER

The Adviser is located at 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund’s investment process. The Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.75% of its average daily net assets. The advisory fee for the Fund was at the annual rate of 0.95% of the Fund’s average daily net assets until May 1, 2022.

By its terms, the Advisory Agreement has an initial two-year term and will remain in force from year to year thereafter, provided such continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of the majority of the Fund’s outstanding shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund’s outstanding shares, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as that term is defined by the 1940 Act and the rules thereunder.

Expense Limitation Agreement. The Adviser has entered into an Expense Limitation Agreement whereby it has contractually agreed to reduce advisory fees and reimburse Fund expenses to the extent necessary so that ordinary operating expenses (excluding interest on borrowings, taxes, brokerage costs, acquired fund fees and expenses, litigation and other extraordinary expenses) do not exceed an amount equal to 1.25% annually of the Fund’s average daily net assets. Any fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the date such fees and expenses were incurred, provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit the Fund’s expenses.

The Expense Limitation Agreement may be terminated by the Trust or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the Agreement without the approval of the Board of Trustees and (ii) the Agreement terminates automatically if the Adviser ceases to serve as the Fund’s investment adviser. The Adviser will have no claim against the Fund and the Fund will not pay for any unpaid amounts if its Expense Limitation Agreement expires or is terminated. The Expense Limitation Agreement is in effect until May 1, 2024.

28

Advisory Fees. The following table shows the advisory fees paid by the Fund to the Adviser during the last three fiscal years.

Fiscal Year Ended	Advisory Fees Accrued by the Fund	Advisory Fee Reductions by the Adviser	Advisory Fees Recouped*	Advisory Fees Received by the Adviser
December 31, 2022	$256,610	$36,210	$25,276	$245,676
December 31, 2021	$233,045	$64,264	N/A	$168,781
December 31, 2020	$166,623	$79,720	N/A	$86,903

*	As of December 31, 2022, the Adviser may seek recoupment of $180,194 of its investment advisory fee waivers no later than the dates stated below:

$ 79,720	December 31, 2023
$ 64,264	December 31, 2024
$ 36,210	December 31, 2025

Fund Expenses. The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent, administrator and accounting and pricing agent of the Fund, fees and expenses of the Independent Trustees, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders’ meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund has an obligation to indemnify the Trust’s officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. General Trust expenses are allocated among the Fund and other series of the Trust based upon each series’ relative net assets (on the date the expenses are paid), or the nature of services performed and the relative applicability to each series. In addition, the Fund reimburses all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for reasonable out-of-pocket costs related to their attendance at Board of Trustee meetings.

CCO Expenses. The compensation and expenses of any officer or Trustee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Fund reimburses the Adviser for a portion of the compensation and expenses of the Trust’s CCO, who is an employee of the Adviser. The Trust also reimburses the Adviser for out-of-pocket expenses incurred by the CCO in providing these services. During the fiscal years ended December 31, 2022, 2021 and 2020, the Fund paid compliance fees and expenses of $1,726, $1,124 and $625, respectively.

29

PORTFOLIO MANAGERS

The portfolio managers for the Fund are Timothy S. Schwartz, CFA, lead manager and George P. Schwartz, CFA co-manager. The portfolio managers are also responsible for the day-to-day management of other accounts managed by the Adviser as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.

Other Accounts Managed (as of December 31, 2022)
Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance

George P. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	2 0 24	$1,403.5 million $ 0 $ 138.7 million	0 0 0	$ 0 $ 0 $ 0

Timothy S. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 1	$ 371.1 million $ 0 $ 0.5 million	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio managers advising the Fund and the other accounts listed above. While a portfolio manager may occasionally recommend purchases or sales of the same portfolio securities for the Fund and the Ave Maria Mutual Funds and/or another account he manages, the Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Fund and the Adviser’s other clients come first.

Compensation

Each of the portfolio managers receives a fixed annual cash salary plus an annual bonus from the Adviser, as determined by the Board of Directors of the Adviser. The annual bonus is based upon a variety of factors, which may include the overall performance and profitability of the Adviser and the overall performance of and profit generated by the accounts managed by a portfolio manager. There is no standard benchmark for comparison, or fixed length of time over which performance is measured by the Board of Directors of the Adviser in determining the portfolio managers’ annual bonuses. Compensation of the portfolio managers also includes profits of the Adviser. The profitability of the Adviser depends primarily upon the value of accounts under management, including the Fund. A portfolio manager’s compensation is not directly based upon the performance of the Fund or the amount of the Fund’s assets.

30

Ownership of Fund Shares

The following table indicates the dollar range of shares of the Fund beneficially owned by the portfolio managers as of December 31, 2022:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
George P. Schwartz Timothy S. Schwartz	Over $1,000,000 $100,001 - $500,000

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS

Decisions about the placement of the Fund’s securities transactions and negotiation of commission rates when applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2022, 2021 and 2020, the Fund paid brokerage commissions of $25,927, $8,465 and $18,788, respectively. The lower brokerage commissions paid by the Fund during the 2021 fiscal year were primarily attributable to a decrease in commission rates and portfolio trading activity, while the higher brokerage commissions paid during the 2022 fiscal year were primarily due to an increase in assets.

The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided within the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investments for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. During the fiscal year ended December 31, 2022, the amount of transactions and related commissions directed to brokers because of research services provided were $10,464,336 and $13,840, respectively.

The Adviser may aggregate purchase and sale orders for agency trades of the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and

31

each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 888-726-0753, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board of Trustees has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund and disclosure of purchases and sales of such securities may be made to shareholders of the Fund or other persons.

●	Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in monthly holdings reports on Form N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

●	The Fund posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at www.schwartzvaluefocusedfund.com. These listings are typically available on the website within 10 business days of the end of the quarter. The listings of the 10 largest holdings of portfolio securities on the website are available to the general public.

●	Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such month or quarter, may be disclosed on at least a 30-day lag to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the CCO of the Trust as being in the best interests of shareholders and serving a legitimate business interest of the Fund. Below is a table listing the organizations that have been approved by the CCO to receive non-public portfolio information

32

along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information. These organizations have not signed confidentiality agreements. However, each organization is bound by a duty of confidentiality. The CCO and the Board of Trustees have determined that the Trust’s policies and procedures with respect to the disclosure of portfolio information are reasonable and sufficient to prevent any harm to the Fund and its shareholders.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use of Portfolio Holdings Information	Receipt of Compensation or Other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and fixed income survey	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Bloomberg L.P.	CUSIP, shares/par value, market value, security description, coupon rate, maturity date and percent of total net assets	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg has indicated that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.	None
Standard & Poor’s, Inc. (“S&P”)	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and percent of total net assets	Provided monthly, with a 30-day lag. No formal conditions or restrictions. S&P has indicated that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities; S&P employees must certify annually that they have followed this code of business conduct.	None
Lipper Inc.	CUSIP, shares/par value, market value, security description, total net assets, coupon rate, maturity date	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper Inc. has indicated that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.	None
FactSet	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and fixed income survey	Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.	None
Confluence Accounting platform for performance calculation and regulatory reporting	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and percent of total net assets	Provided monthly. The Agreement has a Confidentiality Clause that prohibits Confluence from using the information except in connection with the performance or exercise of its obligations or as may be required by law.	None

These policies relating to disclosure of the Fund’s holdings of portfolio securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, which are the Fund’s administrator, distributor, custodian, independent registered public accounting firm, legal counsel to the Trust and to the Independent Trustees, pricing service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Fund’s purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Fund; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information

33

contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors, as determined by the CCO) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to adversely affect the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information. The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See “Taxes.”

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. The Adviser anticipates that the Fund’s portfolio turnover rate normally will not exceed 100%; however, market conditions may dictate a higher portfolio turnover rate in a particular year. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a 1-year period. For the fiscal years ended December 31, 2022 and 2021, the Fund’s portfolio turnover rate was 14% and 18%, respectively.

CALCULATION OF SHARE PRICE

The price (NAV) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

In valuing the assets of the Fund for purposes of computing NAV, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. The Fund values each security or other investment pursuant to guidelines adopted by the Board. The Board

34

has appointed the Adviser as the valuation designee to fair value securities or other investments pursuant to procedures approved by the Fund’s Board. Securities that are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments in shares of other open-end investment companies are valued at their NAV as reported by such companies. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Securities traded on a foreign exchange are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied valuation procedures established by the Adviser and approved by the Board, subject to the Board’s oversight. One or more independent pricing services may be utilized to determine the fair value of securities held by the Fund. The Fund may retain an independent pricing service to determine the fair value of foreign securities if the value of the securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the foreign securities are traded. A security’s “fair value price” may differ from the price next available for that security using the Fund’s normal pricing procedures. The Adviser will review and monitor the methods used by such services.

SHAREHOLDER ACCOUNTS

As noted in the Prospectus, the Fund offers the following shareholder services:

Shareholder Account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan. The Automatic Investment Plan enables investors to make regular periodic investments in Fund shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for a specified amount ($50 minimum) which will be automatically invested at the share price determined on the day(s) of the month specified by the shareholder. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. You may establish a Systematic Withdrawal Plan if your account has a value of $5,000 or more and receive monthly, quarterly or semi-annual payments, in amounts of not less than $50 per payment. You may authorize the Fund to redeem the necessary number of

35

shares periodically (monthly, semiannually, or quarterly in March, June, September and December). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s). No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon 60 days’ written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 888-726-0753, or writing to the Schwartz Value Focused Fund, c/o Ultimus Fund Solutions, LLC P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Transfer of Shares. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write to the Fund.

TAXES

The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal taxes.

The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of

36

the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders. As of December 31, 2022, the Fund had a short-term capital loss carryforward of $221,016 for federal income tax purposes, which is available indefinitely to offset net realized gains in future years.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one-year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Taxation of the Shareholder. Dividends from net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2023, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $492,300 ($553,850 for married taxpayers, $523,050 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers who are not in this highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to

37

benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.

Amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. The dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

The Fund may be subject to a tax on dividend and interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities of issuers in foreign countries, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold shares of the Fund, and the Fund must hold shares in the dividend or interest-paying corporation, for at least 16 days during the 31-day period beginning on the date 15 days before the ex-dividend date. Furthermore, a shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 24% (backup withholding) from such shareholder’s dividend, capital gain and redemption payments.

38

Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the market value of the Fund’s shares. Should a distribution reduce the market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisors regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for 6 months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding 1 or more other positions in substantially similar or related property.

Certain U.S. shareholders, including individuals, estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service (“IRS”) certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.

Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered

39

shares. In response to this federal law, the Fund chose “average cost,” which is the mutual fund industry standard, as the Fund’s default tax lot identification for all shareholders. Average cost is the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares.

Information set forth in the Prospectus and this SAI that relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situations. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND

The Fund, when it is deemed to be in the best interests of the Fund’s shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

PRINCIPAL SECURITY HOLDERS

As of April 7, 2023, Charles Schwab & Co., Inc. Special Custody Account For the Benefit of its Customers, 211 Main Street, San Francisco, California 94105, owned of record 10.53% of the outstanding shares of the Fund; and Louis C. Argenta Living Trust, c/o Schwartz Investment Counsel, Inc., 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170, owned of record 20.81% of the outstanding shares of the Fund.

As of April 11, 2023, the Trustees and officers of the Trust as a group owned of record or beneficially 7.97% of the outstanding shares of the Fund, as shown in the Trust’s records.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund’s investments. As custodian, U.S. Bank, N.A. acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending

40

December 31, 2023. Deloitte & Touche LLP performs an annual audit of the Fund’s financial statements and advises the Fund as to certain accounting matters.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.

TRANSFER AGENT AND ADMINISTRATOR

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the transfer agent, administrator and fund accountant to the Fund pursuant to a Mutual Fund Services Agreement. Ultimus maintains the records of each shareholder’s account, processes purchases and redemptions of the Fund’s shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Fund, calculates daily NAVs and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Fund pays Ultimus a fee based upon a percentage of the average daily net assets of the Fund, subject to a minimum monthly fee. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services. During the fiscal years ended December 31, 2022, 2021 and 2020, Ultimus received administration, fund accounting and transfer agent fees from the Fund of $38,565, $36,000 and $36,000, respectively.

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement has an initial two-year term and provides that, unless sooner terminated, it will continue in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or a vote of a majority of the outstanding shares of the Fund; and (2) a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly-owned subsidiary of Ultimus. Stephen Preston is an officer of both the Distributor and the Trust.

FINANCIAL STATEMENTS

The financial statements of the Fund, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 2022.

41

APPENDIX A - RATINGS DESCRIPTIONS

The various ratings used by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings are described below. A rating by a nationally recognized statistical rating organization (“NRSRO”) represents the organization’s opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The long-term ratings of Moody’s, S&P and Fitch for debt securities are as follows:

Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of

42

that generic rating category.

S&P Ratings

AAA – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still considered strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated “C” is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

43

D – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed debt restructuring.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Fitch Ratings

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind seems probable.

C – Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C’ category for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

44

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.	the formal announcement by the issuer or its agent of a distressed debt exchange;

d.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

45

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

Schwartz Investment Trust and Schwartz Investment Counsel, Inc.

Proxy Voting Policies and Procedures

Schwartz Investment Trust and Schwartz Investment Counsel, Inc. intend to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders’ and clients’ investments.

Schwartz Investment Trust’s (“SIT”) Board of Trustees has delegated to Schwartz Investment Counsel, Inc. (“SICI”) the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for Schwartz Investment Trust and our other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General Policy for Voting Proxies

SICI will vote proxies solely in the interests of clients. Any conflict of interest must be resolved in the way that will most benefit clients. Since the quality and depth of management is a primary factor considered when investing in a company, substantial weight is given to the recommendation of management on any issue. However, SICI will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of Interest

SICI recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of clients. Such circumstances may include, but are not limited to, situations where SICI or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. SICI shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of SICI with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of SICI’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. SICI shall not vote proxies relating to such issuers on behalf of client accounts until it has determined that the conflict of interest is not material, or as it relates to SIT’s holdings, a method of resolving such conflict of interest has been agreed upon by the Trust’s Nominating and Governance Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence SICI’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, SICI may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is

46

determined to be material as it relates to SIT’s holdings, the conflict shall be disclosed to the Nominating and Governance Committee and SICI shall follow the instructions of the Committee. The Proxy Manager shall keep a record of all materiality decisions and SICI’s Chief Compliance Officer shall report them to the Nominating and Governance Committee on a quarterly basis.

Election of the Board of Directors

SICI believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

SICI will generally support the election of directors that result in a board made up of a majority of independent directors.

SICI will hold directors accountable for the actions of the committees on which they serve. For example, SICI will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

SICI will support efforts to declassify existing boards. SICI will vote against efforts by companies to adopt classified board structures, or impose “poison pills” on its shareholders or adopt multiple classes of stock.

Approval of Independent Auditors

SICI believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based Compensation Plans

SICI believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, SICI is opposed to plans that substantially dilute shareholders’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

SICI will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

SICI will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on our shareholdings SICI considers other factors such as the nature of the industry and size of the company.

47

SICI will vote against plans that have any of the following structural features:

●	Ability to re-price underwater options

●	Ability to issue options with an exercise price below the stock’s current market price.

●	Ability to issue reload options.

●	Automatic share replenishment (“evergreen”) feature.

SICI will support measures intended to increase long-term stock ownership by executives. These may include:

●	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary).

●	Requiring stock acquired through option exercise to be held for a certain period of time.

●	Using restricted stock grants instead of options.

To this end, SICI supports expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering SICI’s case for increased ownership by corporate leaders and employees.

SICI will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights

SICI believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.

SICI will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

SICI will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

SICI will vote against proposals for a separate class of stock with disparate voting rights.

SICI will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. In evaluating these plans, SICI will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions).

Corporate and Social Policy Issues

SICI believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category,

48

initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

SICI generally votes against these types of proposals, though exceptions may be made in certain instances where SICI believes a proposal has substantial economic implications.

Proxy Voting Process

Proxy voting is subject to the supervision of Robert C. Schwartz, Senior Vice President of SICI (“Proxy Manager”). Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

49

PART C.	OTHER INFORMATION

Item 28.		Exhibits

(a)		Agreement and Declaration of Trust – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 11 filed on April 19, 2001

(b)		Bylaws – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18 filed on February 15, 2005

(c)		Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)	(i)	Advisory Agreement (with respect to the Schwartz Value Focused Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on April 28, 2010

	(ii)	First Amendment to Advisory Agreement (with respect to Schwartz Value Focused Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 46 filed on April 29, 2022

	(iii)	Advisory Agreement (with respect to the Ave Maria Value Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on April 28, 2010

	(iv)	First Amendment to Advisory Agreement (with respect to the Ave Maria Value Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 42 filed on April 30, 2019

	(v)	Second Amendment to Advisory Agreement (with respect to the Ave Maria Value Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 45 filed on April 30, 2021

	(vi)	Investment Management Agreement (with respect to the Ave Maria Bond Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 16 filed on April 30, 2003

	(vii)	First Amendment to Investment Management Agreement (with respect to the Ave Maria Bond Fund) with Schwartz Investment Counsel, Inc. –Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 45 filed on April 30, 2021

	(viii)	Investment Management Agreement (with respect to the Ave Maria Growth Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on April 28, 2010

	(ix)	Second Amendment to Investment Management Agreement (with respect to the Ave Maria Growth Fund) – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 38 filed on April 28, 2017

	(x)	Third Amendment to Investment Management Agreement (with respect to the Ave Maria Growth Fund) – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 40 filed on April 30, 2018

	(xi)	Advisory Agreement (with respect to the Ave Maria Rising Dividend Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 19 filed on February 15, 2006

	(xii)	Advisory Agreement (with respect to the Ave Maria World Equity Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 25 filed on April 28, 2010

	(xiii)	First Amendment to Advisory Agreement (with respect to the Ave Maria World Equity Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 46 filed on April 29, 2022

	(xiv)	Advisory Agreement (with respect to the Ave Maria Focused Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 44 filed on April 29, 2020.

	(xv)	First Amendment to Advisory Agreement (with respect to the Ave Maria Focused Fund) with Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 46 filed on April 29, 2022

(e)	(i)	Distribution Agreement with Ultimus Fund Distributors, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 44 filed on April 29, 2020.

	(ii)	Form of Dealer Agreement with Ultimus Fund Distributors, LLC –Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 45 filed on April 30, 2021.

(f)		Inapplicable

(g)		Custody Agreement with US Bank, N.A. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 46 filed on April 29, 2022

(h)	(i)	Amended and Restated Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC –Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 44 filed on April 29, 2020

	(ii)	Amendment to Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 46 filed on April 29, 2022

	(iii)	Expense Limitation Agreements (with respect to the Schwartz Value Focused Fund, Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund, Ave Maria Bond Fund and Ave Maria Focused Fund) with Schwartz Investment Counsel, Inc. – Filed herewith

	(iv)	Indemnification Agreement between the Catholic Advisory Board and the Trust with respect to the Ave Maria Mutual Funds – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 32 filed on April 30, 2014

	(v)	Opinion and Consent of Counsel relating to Issuance of Shares – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 24 filed on February 16, 2010

	(vi)	Opinion and Consent of Counsel Relating to Issuance of Shares of Ave Maria Focused Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No.44 filed on April 29, 2020

(j)		Consent of Independent Registered Public Accounting Firm – Filed herewith

(k)		Inapplicable

(l)		Agreement Relating to Initial Capital – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 11 filed on April 19, 2001

(m)		Inapplicable

(n)		Inapplicable

(o)		Reserved

(p)	(i)	Code of Ethics of Registrant – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 40 filed on April 30, 2018

	(ii)	Code of Ethics of Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 45 filed on April 30, 2021

	(iii)	Code of Ethics of Ultimus Fund Distributors, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 45 filed on April 30, 2021

Other		Powers of Attorney for Donald J. Dawson, Jr., John J. McHale, Edward J. Miller and William A. Morrow –Filed herewith

Item 29		Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30		Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

"Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended,

The 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant maintains a standard mutual fund and investment advisory professional and directors’ and officers’ liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and its investment adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trustees and officers of Registrant will not seek recovery of losses under the policy without having first received an opinion of counsel of Registrant or a decision from a court of appropriate jurisdiction that recovery under the policy is not contrary to public policy as expressed in Section 17(h) of the 1940 Act or otherwise.

The Advisory Agreements with Schwartz Investment Counsel, Inc. (the "Adviser") provide that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreements, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreements or breach of its duty or of its obligations thereunder.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement. Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Indemnification Agreement between members of the Catholic Advisory Board (the "CAB") and the Trust provides that the Ave Maria Mutual Funds shall indemnify each of the CAB members against all liabilities, including but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any CAB member in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such CAB member may be or may have been involved as a party or otherwise or with which such CAB member may be or may have been threatened, while in office or thereafter, by reason of being or having been a CAB member in connection with the Ave Maria Mutual Funds, and except that no CAB member shall be indemnified against any liability to the funds or their shareholders to which such CAB member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such CAB member’s office.

Notwithstanding any provisions to the contrary in Registrant’s Agreement and Declaration of Trust, in Ohio law or in the Advisory Agreements and the Distribution Agreement, Registrant will not indemnify its Trustees and officers, the Adviser or the Distributor for any liability to the Registrant or its shareholders to which such persons would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of Registrant as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. Registrant may advance attorneys’ fees or other expenses incurred by the indemnitee in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as one of the following conditions is met: (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 31.

Business and Other Connections of the Investment Adviser

The Adviser has been registered as an investment adviser since 1988 and had assets under management of approximately $2.7 billion as of December 31, 2022. The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years.

The business address of the directors and principal officers of the Adviser is 801 West Ann Arbor Trail Suite 244, Plymouth, Michigan 48170, except the address of those indicated by * is 5060 Annunciation Circle, Suite 100, Ave Maria, Florida 34142.

George P. Schwartz — None

Timothy S. Schwartz — None*

Cathy M. Stoner — None

Michael J. Schwartz — None*

Robert C. Schwartz — None*

Item 32.	Principal Underwriter

(a)	The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:

Open-end	Williamsburg Investment Trust	Valued Advisers Trust
	Hussman Investment Trust	Unified Series Trust
	The Investment House Funds	Papp Investment Trust
	The Cutler Trust	Yorktown Funds
	AlphaMark Investment Trust	CM Advisers Family of Funds
	F/m Funds Trust	Ultimus Managers Trust
	Chesapeake Investment Trust	Conestoga Funds
	Eubel Brady & Suttman Mutual Fund Trust	Bruce Fund, Inc.
	Centaur Mutual Funds Trust	Caldwell & Orkin Funds, Inc.
	Oak Associates Funds	Capitol Series Trust
	Segall Bryant & Hamill Trust	VELA Funds
	Commonwealth International Series Trust	Volumetric Fund
	HC Capital Trust	James Advantage Funds
	Rocky Mountain Opportunity Trust	Waycross Independent Trust
	MSS Series Trust	James Alpha Funds Trust
	Connors Funds	ONEFUND TRUST
Cantor Select Portfolios Trust

Closed-end	Peachtree Alternative Strategies Fund	Cross Shore Discovery Fund
	Fairway Private Equity & Venture Capital Opportunities Fund	Lind Capital Partners Municipal Credit Income Fund
	Dynamic Alternatives Fund	Cantor Fitzgerald Sustainable Infrastructure Fund
	Flat Rock Enhanced Income Fund	Peak Income Plus Fund

(b)	The following list sets forth the directors and executive officers of the Distributor. The business address of each of the named persons is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Stephen L. Preston	Vice President/CCO	Assistant Vice President/AML Compliance Officer
Melvin Van Cleave	Chief Technology Officer	None
Douglas K. Jones	Vice President	None

(c)	Not applicable

Item 33	Location of Accounts and Records

Inapplicable

Item 34	Management Services Not Discussed in Parts A or B

Inapplicable

Item 35	Undertakings

Inapplicable

 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485 (b) under the Securities Act and has duly caused this registration statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Plymouth and State of Michigan on the 1st day of May, 2023.

SCHWARTZ INVESTMENT TRUST

By:	/s/ George P. Schwartz
George P. Schwartz, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George P. Schwartz	President and Trustee	May 1, 2023
George P. Schwartz	(Chief Executive Officer)

/s/ Timothy S. Schwartz	Treasurer	May 1, 2023
Timothy S. Schwartz	(Chief Financial Officer and Principal Accounting Officer)

Trustee
Donald J. Dawson, Jr.*

Trustee
John J. McHale, Jr.*

Trustee
Edward J. Miller*

Trustee
William A. Morrow*

/s/ George P. Schwartz
George P. Schwartz
Attorney-in-fact*
May 1, 2023

 INDEX TO EXHIBITS

Item 28(h)(iii)	Expense Limitation Agreements (with respect to the Schwartz Value Focused Fund, Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund, Ave Maria Bond Fund and Ave Maria Focused Fund) with Schwartz Investment Counsel, Inc.
Item 28 (j)	Consent of Independent Accountants
Other	Powers of Attorney for Donald J. Dawson, Jr., John J. McHale, Edward J. Miller and William A. Morrow